                                                                    EXHIBIT 99.2

                              [NATIONAL CITY LOGO]

                                    UNAUDITED
                              FINANCIAL SUPPLEMENT
                                DECEMBER 31, 2004

                                TABLE OF CONTENTS

QUARTERLY AND YEAR-TO-DATE FINANCIAL TRENDS
Consolidated Financial Highlights                                                  3-4
Consolidated Statements of Income                                                    5
Consolidated Period-End Balance Sheets                                               6
Consolidated Average Balance Sheets                                                  7
Selected Average Balances                                                            8
Selected Period-End Balances                                                         9
Securitized Balances                                                                10
Average Balances/Net Interest Income/Rates                                       11-13
Stockholder Data                                                                    14
Capitalization                                                                      15
Noninterest Income                                                                  16
Noninterest Expense                                                                 16
Salaries, Benefits, and Other Personnel Expense                                     17
Full-Time Equivalent Employees by Line of Business                                  17
Credit Quality Statistics                                                        18-20
Ten Largest Nonperforming Loans                                                     20
Commercial Loan Industry Concentration                                              20
Consumer and Small Business Financial Services Performance Measures                 21
Asset Management Performance Measures                                               22
Mortgage Banking Statistics                                                      23-25
First Franklin Loan Origination and Portfolio Statistics                            26
Home Equity Portfolio Statistics                                                    27
Line of Business Results                                                         28-33

MONTHLY FINANCIAL TRENDS
Consolidated Selected Average Balances                                              34
Capitalization                                                                      35
Full-Time Equivalent Employees By Line of Business                                  35
Consumer and Small Business Financial Services Performance Measures                 36
Asset Management Performance Measures                                               37
Mortgage Banking Statistics                                                         37
First Franklin Loan Origination and Portfolio Statistics                            38

              FINANCIAL SUPPLEMENT SUMMARY OF PRESENTATION CHANGES

CHANGES TO THIS FINANCIAL SUPPLEMENT ARE AS FOLLOWS:

Activity for Allegiant Bancorp, Inc. (acquired on April 9, 2004), Provident Financial Group, Inc. (acquired on July 1, 2004) and Wayne Bancorp (acquired on October 5, 2004) is included in National City Corporation's results from the respective dates of acquisition.

ALLOWANCE FOR LOSSES ON LENDING-RELATED COMMITMENTS

During the fourth quarter of 2004, the allowance for losses on lending-related commitments was reclassified from the allowance for loan losses to other liabilities. This reclassification had no effect on the provision for credit losses, which continues to be comprised of the sum of the provision for loan losses and the provision for losses on lending-related commitments. All prior periods have been updated for this reclass and specific line items affected are noted with an asterisk(*).

FINANCIAL HIGHLIGHTS - PAGE 3

Line of business net income and each business unit's contribution to diluted earnings per share are now presented in this section.

NONINTEREST EXPENSE - PAGE 16

Merger integration costs recognized in 2004 were added to this section.

CREDIT QUALITY STATISTICS - PAGE 18

A rollforward of the allowance for lending-related commitments was added to this section. See note above for further information on the allowance for losses on lending-related commitments.

MORTGAGE BANKING STATISTICS - PAGE 24

A rollforward of National City Home Loan Services (NCHLS) mortgage servicing assets and a total for consolidated mortgage servicing assets were added to this section.

FIRST FRANKLIN PORTFOLIO STATISTICS - PAGE 26

The following statistics were added to this section: Interest-only as a percentage of total originations and percentage of First Franklin portfolio loans represented by interest-only loans.

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                        CONSOLIDATED FINANCIAL HIGHLIGHTS
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                            2004                                             2003
                                       ----------------------------------------------     -----------------------------------------
                                       4TH QTR      3RD QTR      2ND QTR      1ST QTR     4TH QTR     3RD QTR     2ND QTR   1ST QTR
                                       -------      -------      -------      -------     -------     -------     -------   -------
EARNINGS
Tax-equivalent interest income        $  1,752     $  1,620     $  1,402     $  1,350     $ 1,416     $ 1,554     $1,528   $  1,527
Interest expense                           509          424          335          325         375         403        426        426
                                      --------     --------     --------     --------     -------     -------     ------   --------
Tax-equivalent net interest income       1,243        1,196        1,067        1,025       1,041       1,151      1,102      1,101
Provision for credit losses                 81           98           61           83         148         107        183        200
                                      --------     --------     --------     --------     -------     -------     ------   --------
Tax-equivalent NII after provision
  for credit losses                      1,162        1,098        1,006          942         893       1,044        919        901
Fees and other income                    1,442        1,023          861        1,118         981         484        981      1,103
Securities gains (losses), net              11            3            5            -          10           5         32          -
Noninterest expense                      1,271        1,233        1,075          986       1,045       1,008      1,026      1,009
                                      --------     --------     --------     --------     -------     -------     ------   --------
Income before taxes and
  tax-equivalent adjustment              1,344          891          797        1,074         839         525        906        995
Income taxes                               376          292          273          357         288         175        313        344
Tax-equivalent adjustment                    8            8            5            7           7           6          7          8
                                      --------     --------     --------     --------     -------     -------     ------   --------
Net income                            $    960     $    591     $    519     $    710     $   544     $   344     $  586   $    643
                                      ========     ========     ========     ========     =======     =======     ======   ========
Effective tax rate                        28.1%        33.2%        34.4%        33.5%       34.6%       33.8%      34.8%      34.8%

PER COMMON SHARE
Net income:
    Basic                             $   1.48     $    .88     $    .84     $   1.17     $   .89     $   .56     $  .96   $   1.05
    Diluted                               1.46          .86          .83         1.16         .88         .56        .94       1.05
Dividends paid                             .35          .35          .32          .32         .32         .32       .305       .305
Book value                               19.80        18.98        16.86        16.25       15.39       14.89      14.72      14.05
Market value (close)                     37.55        38.62        35.01        35.58       33.94       29.46      32.71      27.85
Average shares:
    Basic                                652.9        663.3        619.1        605.9       607.6       613.6      612.1      611.5
    Diluted                              666.3        677.1        625.5        612.6       612.7       619.0      618.4      615.6

PERFORMANCE RATIOS
Return on average common equity          29.70%       19.00%       20.13%       29.58%      22.99%      14.87%     26.74%     30.60%
Return on average total equity           29.72        19.01        20.13        29.58       22.99       14.87      26.74      30.60
Return on average assets *                2.77         1.76         1.80         2.61        1.88        1.10       1.97       2.24
Net interest margin                       4.09         4.04         4.09         4.16        4.03        4.10       4.11       4.21
Efficiency ratio                         47.34        55.54        55.77        46.03       51.69       61.62      49.27      45.77

LINE OF BUSINESS (LOB) RESULTS(1)

NET INCOME:
National City Mortgage Co.            $     13     $    139     $     16     $   273     $    264     ($    2)    $  264   $    411
REST OF NATIONAL CITY (RONC):
  Consumer and Small Business
    Financial Services                     184          178          168         154          145         167        168        141
  Wholesale Banking                        196          167          164         140           82         129         61         59
  National Consumer Finance                132          172          177         164           91         126        111         91
  Asset Management                          19           26           64          25           23          24         27         19
  National Processing                       (9)          17           14          12           15          14         11          9
  Parent and Other                         425         (108)         (84)        (58)         (76)       (114)       (56)       (87)
                                      --------     --------     --------     --------     -------     -------     ------   --------
TOTAL RONC                                 947          452          503         437          280         346        322        232
                                      --------     --------     --------     --------     -------     -------     ------   --------
TOTAL CONSOLIDATED NATIONAL CITY
  CORPORATION                         $    960     $    591     $    519     $   710     $    544     $   344     $  586   $    643
                                      ========     ========     ========     ========     =======     =======     ======   ========
LOB CONTRIBUTION TO DILUTED
  EARNINGS PER SHARE:
National City Mortgage Co.            $    .01     $    .20     $    .02     $    .45    $    .42           -     $  .43   $    .67
REST OF NATIONAL CITY (RONC):
  Consumer and Small Business
    Financial Services                     .28          .26          .27          .25         .24     $   .27        .27        .23
  Wholesale Banking                        .29          .25          .26          .23         .13         .21        .10        .10
  National Consumer Finance                .20          .25          .28          .27         .15         .20        .18        .15
  Asset Management                         .03          .04          .10          .04         .04         .04        .04        .03
  National Processing                     (.01)         .02          .02          .02         .03         .02        .02        .01
  Parent and Other                         .66         (.16)        (.12)        (.10)       (.13)       (.18)      (.10)      (.14)
                                      --------     --------     --------     --------     -------     -------     ------   --------
TOTAL RONC                                1.45          .66          .81          .71         .46         .56        .51        .38
                                      --------     --------     --------     --------     -------     -------     ------   --------
TOTAL CONSOLIDATED NATIONAL
  CITY CORPORATION                    $   1.46     $    .86     $    .83     $   1.16    $    .88     $   .56     $  .94   $   1.05
                                      ========     ========     ========     ========     =======     =======     ======   ========

                                              2002                 FOR THE YEAR
                                            -------      -------------------------------
                                            4TH QTR        2004        2003         2002
                                            -------        ----        ----         ----
EARNINGS
Tax-equivalent interest income            $    1,540     $ 6,124     $ 6,025     $ 5,946
Interest expense                                 459       1,593       1,630       1,910
                                          ----------     -------     -------     -------
Tax-equivalent net interest income             1,081       4,531       4,395       4,036
Provision for credit losses                      159         323         638         682
                                          ----------     -------     -------     -------
Tax-equivalent NII after provision
  for credit losses                              922       4,208       3,757       3,354
Fees and other income                            528       4,444       3,549       2,494
Securities gains (losses), net                   (17)         19          47          81
Noninterest expense                            1,011       4,565       4,088       3,730
Income before taxes and
  tax-equivalent adjustment                      422       4,106       3,265       2,199
Income taxes                                     136       1,298       1,120         722
Tax-equivalent adjustment                          6          28          28          30
                                          ----------     -------     -------     -------
Net income                                $      280     $ 2,780     $ 2,117     $ 1,447
                                          ==========     =======     =======     =======
Effective tax rate                              32.7%       31.8%       34.6%       33.3%

PER COMMON SHARE
Net income:
    Basic                                 $      .46     $  4.37     $  3.46     $  2.37
    Diluted                                      .46        4.31        3.43        2.35
Dividends paid                                  .305        1.34        1.25        1.20
Book value                                     13.35
Market value (close)                           27.32
Average shares:
    Basic                                      611.9       635.5       611.2       610.2
    Diluted                                    616.0       645.5       616.4       616.2

PERFORMANCE RATIOS
Return on average common equity                13.41%      24.56%      23.60%      18.14%
Return on average total equity                 13.41       24.57       23.60       18.14
Return on average assets *                       .99        2.24        1.79        1.40
Net interest margin                             4.26        4.09        4.11        4.34
Efficiency ratio                               62.80       50.87       51.46       57.12

LINE OF BUSINESS (LOB) RESULTS(1)

NET INCOME:
National City Mortgage Co.                               $   441     $   937     $   341
REST OF NATIONAL CITY (RONC):
  Consumer and Small Business
    Financial Services                                       684         621         609
  Wholesale Banking                                          667         331         277
  National Consumer Finance                                  645         419         212
  Asset Management                                           134          93          97
  National Processing                                         34          49          51
  Parent and Other                                           175        (333)       (140)
                                                         -------     -------     -------
TOTAL RONC                                                 2,339       1,180       1,106
                                                         -------     -------     -------
TOTAL CONSOLIDATED NATIONAL CITY
  CORPORATION                                            $ 2,780     $ 2,117     $ 1,447
                                                         =======     =======     =======
LOB CONTRIBUTION TO DILUTED
  EARNINGS PER SHARE:
National City Mortgage Co.                               $   .68     $  1.52     $   .55
REST OF NATIONAL CITY (RONC):
  Consumer and Small Business
    Financial Services                                      1.06        1.01         .99
  Wholesale Banking                                         1.03         .54         .45
  National Consumer Finance                                 1.00         .68         .34
  Asset Management                                           .21         .15         .16
  National Processing                                        .05         .08         .08
  Parent and Other                                           .28        (.55)       (.22)
                                                         -------     -------     -------
TOTAL RONC                                                  3.63        1.91        1.80
                                                         -------     -------     -------
TOTAL CONSOLIDATED NATIONAL
  CITY CORPORATION                                       $  4.31     $  3.43     $  2.35
                                                         =======     =======     =======

(1) See pages 28-33 for more detail on Line of Business results

 * See note on Summary of Presentation Changes

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                  CONSOLIDATED FINANCIAL HIGHLIGHTS (CONTINUED)
                                 ($ IN MILLIONS)

                                                              2004                                        2003
                                            ----------------------------------------   ----------------------------------------
                                            4TH QTR    3RD QTR    2ND QTR    1ST QTR   4TH QTR     3RD QTR    2ND QTR   1ST QTR
                                            -------    -------    -------    -------   -------     -------    -------   -------
CREDIT QUALITY STATISTICS

Net charge-offs                            $    104   $     97   $     63   $     82   $    150   $    125   $    164   $    170
Provision for credit losses                      81         98         61         83        148        107        183        200
Loan loss allowance                           1,188      1,178      1,028      1,011      1,023      1,030      1,053      1,032
Lending-related commitment allowance            100        127        117        115        102         99         94         96
Nonperforming assets                            563        628        544        606        657        756        818        822
Annualized net charge-offs to average
  portfolio loans                               .41%       .41%       .30%       .42%       .76%       .64%       .88%       .95%
Loan loss allowance to period-end
  portfolio loans*                             1.19       1.21       1.22       1.26       1.29       1.32       1.39       1.38
Loan loss allowance to nonperforming
  portfolio loans*                           253.42     234.48     234.09     200.41     186.09     163.80     148.73     148.15
Loan loss allowance (period-end) to
  annualized net charge-offs*                290.31     302.46     407.33     305.75     171.81     208.55     159.72     149.14
Nonperforming assets to period-end
  portfolio loans and other
  nonperforming assets                          .56        .64        .64        .76        .83        .97       1.08       1.10

CAPITAL AND LIQUIDITY RATIOS

Tier 1 capital(1)                              8.24%      8.20%      9.03%      9.36%      8.79%      8.11%      8.12%      7.82%
Total risk-based capital(1)                   11.72      11.81      13.08      13.67      13.12      12.29      12.39      11.65
Leverage(1)                                    7.31       7.38       7.90       8.19       7.43       6.58       6.78       6.55
Period-end equity to assets*                   9.19       9.15       8.83       8.84       8.18       7.49       7.32       7.30
Period-end tangible common equity to
  assets(2) *                                  6.84       6.72       7.65       7.88       7.23       6.59       6.42       6.39
Average equity to assets*                      9.32       9.25       8.94       8.82       8.20       7.41       7.38       7.33
Average equity to portfolio loans             12.98      12.97      12.51      12.21      12.05      11.90      11.70      11.65
Average portfolio loans to deposits          118.67     115.52     114.03     120.30     116.37     107.50     108.45     110.78
Average portfolio loans to core deposits     145.37     141.21     132.75     135.51     133.21     125.80     127.10     130.48
Average portfolio loans to earning assets     81.52      80.56      79.24      80.08      75.47      68.82      69.92      69.84
Average securities to earning assets           7.84       8.17       6.36       6.62       6.33       5.95       6.89       7.92

AVERAGE BALANCES

Assets*                                    $137,909   $133,602   $115,948   $109,530   $114,566   $123,747   $119,131   $116,412
Portfolio loans                              99,006     95,324     82,863     79,085     77,901     77,064     75,065     73,183
Loans held for sale or securitization        11,503     11,861     13,910     12,323     17,680     27,036     24,118     22,524
Securities (at cost)                          9,524      9,670      6,646      6,537      6,534      6,667      7,397      8,295
Earning assets                              121,453    118,332    104,567     98,759    103,218    111,984    107,355    104,785
Core deposits                                68,105     67,506     62,420     58,360     58,479     61,258     59,060     56,087
Purchased deposits and funding               53,030     49,907     40,080     38,253     43,267     49,743     47,551     47,740
Common equity                                12,847     12,359     10,370      9,659      9,390      9,171      8,786      8,529
Total equity                                 12,847     12,359     10,370      9,659      9,390      9,171      8,786      8,529

PERIOD-END BALANCES

Assets*                                    $139,280   $136,499   $117,087   $111,470   $114,036   $121,057   $123,437   $117,591
Portfolio loans                             100,138     97,439     84,537     79,927     79,279     77,756     75,839     74,933
Loans held for sale or securitization        12,430     10,745     12,467     12,478     15,368     23,615     26,796     21,740
Securities (at fair value)                    9,281      9,759      6,517      6,881      6,866      6,755      7,377      8,464
Core deposits                                67,297     67,003     61,851     60,030     58,922     58,680     60,727     57,858
Purchased deposits and funding               55,282     52,535     41,473     37,343     41,983     49,010     48,762     46,492
Common equity                                12,804     12,492     10,335      9,854      9,329      9,068      9,030      8,587
Total equity                                 12,804     12,492     10,335      9,854      9,329      9,068      9,030      8,587

                                             2002               FOR THE YEAR
                                            -------      ----------------------------
                                            4TH QTR      2004       2003        2002
                                            -------      ----       ----        ----
CREDIT QUALITY STATISTICS

Net charge-offs                             $    140   $    346   $    609   $    576
Provision for credit losses                      159        323        638        682
Loan loss allowance                            1,006
Lending-related commitment allowance              92
Nonperforming assets                             817
Annualized net charge-offs to average
  portfolio loans                                .78%       .39%       .80%       .83%
Loan loss allowance to period-end
  portfolio loans*                              1.40
Loan loss allowance to nonperforming
  portfolio loans*                            143.30
Loan loss allowance (period-end) to
  annualized net charge-offs*                 181.43     343.81     167.82     174.68
Nonperforming assets to period-end
  portfolio loans and other
  nonperforming assets                          1.13

CAPITAL AND LIQUIDITY RATIOS

Tier 1 capital(1)                               7.46%
Total risk-based capital(1)                    11.37
Leverage(1)                                     6.39
Period-end equity to assets*                    6.91
Period-end tangible common equity to
  assets(2) *                                   5.99
Average equity to assets*                       7.36       9.10%      7.57%      7.70%
Average equity to portfolio loans              11.63      12.70      11.83      11.55
Average portfolio loans to deposits           107.90     117.06     110.71     111.40
Average portfolio loans to core deposits      128.70     138.98     129.09     132.63
Average portfolio loans to earning assets      70.37      80.41      70.96      74.28
Average securities to earning assets            9.36       7.31       6.75       9.50

AVERAGE BALANCES

Assets*                                     $112,614   $124,310   $118,473   $103,505
Portfolio loans                               71,291     89,114     75,819     69,032
Loans held for sale or securitization         19,676     12,395     22,837     14,227
Securities (at cost)                           9,484      8,102      7,217      8,828
Earning assets                               101,315    110,828    106,846     92,941
Core deposits                                 55,394     64,118     58,733     52,050
Purchased deposits and funding                45,666     45,351     47,072     40,665
Common equity                                  8,289     11,316      8,972      7,973
Total equity                                   8,289     11,316      8,972      7,973

PERIOD-END BALANCES

Assets*                                     $118,114
Portfolio loans                               72,134
Loans held for sale or securitization         24,501
Securities (at fair value)                     9,211
Core deposits                                 56,342
Purchased deposits and funding                49,530
Common equity                                  8,161
Total equity                                   8,161

(1) Fourth quarter 2004 regulatory capital ratios are based upon preliminary data

(2)   Excludes goodwill and other intangible assets

 *    See note on Summary of Presentation Changes

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                        CONSOLIDATED STATEMENTS OF INCOME
                     ($ IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                     2004
                                                          ----------------------------------------------------------
                                                             4TH QTR        3RD QTR        2ND QTR        1ST QTR
                                                             -------        -------        -------        -------
INTEREST INCOME:
 Loans                                                    $   1,597,934  $   1,478,859  $   1,305,225  $   1,249,107
 Securities:
  Taxable                                                       100,509        103,590         65,332         69,293
  Exempt from Federal income taxes                                8,106          7,820          8,544          8,199
  Dividends                                                       7,868          7,528          4,670          4,206
 Federal funds sold and security resale agreements                2,283          1,668          1,505            729
 Other investments                                               28,726         12,975          9,827         12,404
                                                          -------------  -------------  -------------  -------------
   TOTAL INTEREST INCOME                                      1,745,426      1,612,440      1,395,103      1,343,938

INTEREST EXPENSE:
 Deposits                                                       275,894        230,042        201,650        188,545
 Federal funds borrowed and security
   repurchase agreements                                         30,651         25,778         19,664         18,004
 Borrowed funds                                                   5,384          3,794          3,101          2,958
 Long-term debt                                                 197,420        164,343        110,303        115,804
                                                          -------------  -------------  -------------  -------------
   TOTAL INTEREST EXPENSE                                       509,349        423,957        334,718        325,311
   NET INTEREST INCOME                                        1,236,077      1,188,483      1,060,385      1,018,627
 Provision for credit losses                                     81,545         98,432         60,788         82,507
                                                          -------------  -------------  -------------  -------------
   NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES      1,154,532      1,090,051        999,597        936,120

NONINTEREST INCOME:
 Mortgage banking revenue                                       141,391        369,765        193,173        579,398
 Deposit service charges                                        174,227        172,526        161,549        147,353
 Payment processing revenue                                      22,123        132,931        131,944        121,619
 Trust and investment management fees                            72,406         73,146         79,803         75,576
 Card-related fees                                               31,315         35,148         37,965         37,130
 Brokerage revenue                                               38,778         33,476         34,167         32,252
 Leasing revenue                                                 81,281         87,522          5,828          5,776
 Other                                                          880,224        119,151        216,651        118,454
                                                          -------------  -------------  -------------  -------------
   TOTAL FEES AND OTHER INCOME                                1,441,745      1,023,665        861,080      1,117,558
 Securities gains (losses), net                                  10,649          2,989          5,197            139
                                                          -------------  -------------  -------------  -------------
   TOTAL NONINTEREST INCOME                                   1,452,394      1,026,654        866,277      1,117,697

NONINTEREST EXPENSE:
 Salaries, benefits, and other personnel                        684,780        661,486        594,060        548,891
 Equipment                                                       91,746         72,955         68,843         66,323
 Net occupancy                                                   68,527         66,044         59,476         59,959
 Third-party services                                            94,868         82,197         72,346         68,364
 Card processing                                                 13,488         58,969         60,396         57,543
 Marketing and public relations                                  33,645         29,640         29,858         22,260
 Leasing expense                                                 57,068         63,097          1,883          3,637
 Other                                                          227,009        198,386        188,275        159,363
                                                          -------------  -------------  -------------  -------------
   TOTAL NONINTEREST EXPENSE                                  1,271,131      1,232,774      1,075,137        986,340

INCOME BEFORE INCOME TAX EXPENSE                              1,335,795        883,931        790,737      1,067,477
INCOME TAX EXPENSE                                              375,990        293,216        271,691        357,109
                                                          -------------  -------------  -------------  -------------
   NET INCOME                                             $     959,805  $     590,715  $     519,046  $     710,368
                                                          =============  =============  =============  =============
NET INCOME PER COMMON SHARE:
   Basic                                                  $        1.48  $         .88  $         .84  $        1.17
   Diluted                                                         1.46            .86            .83           1.16

AVERAGE COMMON SHARES:
   Basic                                                    652,948,959    663,338,716    619,097,523    605,916,791
   Diluted                                                  666,250,318    677,143,218    625,476,357    612,596,633

MEMO:
Tax-equivalent net interest income                        $   1,243,470  $   1,195,824  $   1,066,780  $   1,025,157
Net income available to common stockholders                     959,412        590,322        519,046        710,368

                                                                                       2003
                                                            -----------------------------------------------------------
                                                               4TH QTR       3RD QTR           2ND QTR       1ST QTR
                                                               -------       -------           -------       -------
INTEREST INCOME:
 Loans                                                      $   1,319,958  $   1,456,575   $   1,409,904  $   1,398,244
 Securities:
  Taxable                                                          67,721         67,650          85,957         96,976
  Exempt from Federal income taxes                                  8,360          8,424           8,579          8,564
  Dividends                                                         4,504          4,425           6,283          5,192
 Federal funds sold and security resale agreements                    813            827             612            504
 Other investments                                                  8,264          9,272           9,698         10,516
                                                            -------------  -------------   -------------  -------------
   TOTAL INTEREST INCOME                                        1,409,620      1,547,173       1,521,033      1,519,996

INTEREST EXPENSE:
 Deposits                                                         199,900        213,127         234,353        244,351
 Federal funds borrowed and security
   repurchase agreements                                           19,797         30,330          40,685         41,585
 Borrowed funds                                                     2,396          2,678           4,600          8,998
 Long-term debt                                                   152,365        157,067         145,813        131,771
                                                            -------------  -------------   -------------  -------------
   TOTAL INTEREST EXPENSE                                         374,458        403,202         425,451        426,705
   NET INTEREST INCOME                                          1,035,162      1,143,971       1,095,582      1,093,291
 Provision for credit losses                                      147,991        107,047         183,147        200,233
                                                            -------------  -------------   -------------  -------------
   NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES          887,171      1,036,924         912,435        893,058

NONINTEREST INCOME:
 Mortgage banking revenue                                         451,252        (26,883)        426,924        630,733
 Deposit service charges                                          146,265        144,940         142,126        134,736
 Payment processing revenue                                       134,913        124,517         113,047        105,411
 Trust and investment management fees                              72,003         72,403          77,310         69,359
 Card-related fees                                                 42,003         41,827          44,036         41,081
 Brokerage revenue                                                 31,400         32,776          33,428         24,476
 Leasing revenue                                                    8,458         10,602           7,778         10,259
 Other                                                             94,213         84,339         135,856         87,261
                                                            -------------  -------------   -------------  -------------
   TOTAL FEES AND OTHER INCOME                                    980,507        484,521         980,505      1,103,316
 Securities gains (losses), net                                    10,177          5,398          31,407            170
                                                            -------------  -------------   -------------  -------------
   TOTAL NONINTEREST INCOME                                       990,684        489,919       1,011,912      1,103,486

NONINTEREST EXPENSE:
 Salaries, benefits, and other personnel                          541,174        571,059         542,291        561,162
 Equipment                                                         71,928         54,646          58,618         59,404
 Net occupancy                                                     61,229         57,323          56,081         58,356
 Third-party services                                              88,227         70,739          70,838         65,544
 Card processing                                                   60,379         54,194          51,194         52,326
 Marketing and public relations                                    29,726         22,259          66,272         17,312
 Leasing expense                                                    2,966         (4,861)          5,160         48,853
 Other                                                            189,775        182,257         175,783        145,909
                                                            -------------  -------------   -------------  -------------
   TOTAL NONINTEREST EXPENSE                                    1,045,404      1,007,616       1,026,237      1,008,866

INCOME BEFORE INCOME TAX EXPENSE                                  832,451        519,227         898,110        987,678
INCOME TAX EXPENSE                                                288,335        175,590         312,302        344,175
                                                            -------------  -------------   -------------  -------------
   NET INCOME                                               $     544,116  $     343,637   $     585,808  $     643,503
                                                            =============  =============   =============  =============
NET INCOME PER COMMON SHARE:
   Basic                                                    $         .89  $         .56   $         .96  $        1.05
   Diluted                                                            .88            .56             .94           1.05

AVERAGE COMMON SHARES:
   Basic                                                      607,623,840    613,574,321     612,119,565    611,521,806
   Diluted                                                    612,711,761    618,968,822     618,384,192    615,578,784

MEMO:
Tax-equivalent net interest income                          $   1,041,905  $   1,150,765   $   1,102,248  $   1,100,728
Net income available to common stockholders                       544,116        343,637         585,808        643,503

                                                              2002                        FOR THE YEAR
                                                             -------      -------------------------------------------
                                                             4TH QTR           2004           2003          2002
                                                             -------           ----           ----          ----
INTEREST INCOME:
 Loans                                                    $   1,391,127   $   5,631,125  $   5,584,681  $   5,333,962
 Securities:
  Taxable                                                       115,690         338,724        318,304        474,096
  Exempt from Federal income taxes                                8,846          32,669         33,927         36,286
  Dividends                                                       9,346          24,272         20,404         35,191
 Federal funds sold and security resale agreements                  554           6,185          2,756          2,010
 Other investments                                                7,891          63,932         37,750         34,375
                                                          -------------   -------------  -------------  -------------
   TOTAL INTEREST INCOME                                      1,533,454       6,096,907      5,997,822      5,915,920

INTEREST EXPENSE:
 Deposits                                                       275,853         896,131        891,731      1,148,378
 Federal funds borrowed and security
   repurchase agreements                                         41,749          94,097        132,397        150,430
 Borrowed funds                                                  12,003          15,237         18,672         37,375
 Long-term debt                                                 129,768         587,870        587,016        574,358
                                                          -------------   -------------  -------------  -------------
   TOTAL INTEREST EXPENSE                                       459,373       1,593,335      1,629,816      1,910,541
   NET INTEREST INCOME                                        1,074,081       4,503,572      4,368,006      4,005,379
 Provision for credit losses                                    158,638         323,272        638,418        681,918
                                                          -------------   -------------  -------------  -------------
   NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES        915,443       4,180,300      3,729,588      3,323,461

NONINTEREST INCOME:
 Mortgage banking revenue                                        44,739       1,283,727      1,482,026        590,341
 Deposit service charges                                        136,740         655,655        568,067        513,560
 Payment processing revenue                                     116,976         408,617        477,888        451,037
 Trust and investment management fees                            70,740         300,931        291,075        307,387
 Card-related fees                                               45,744         141,558        168,947        156,965
 Brokerage revenue                                               25,770         138,673        122,080        108,585
 Leasing revenue                                                  8,336         180,407         37,097         40,190
 Other                                                           79,103       1,334,480        401,669        325,817
                                                          -------------   -------------  -------------  -------------
   TOTAL FEES AND OTHER INCOME                                  528,148       4,444,048      3,548,849      2,493,882
 Securities gains (losses), net                                 (16,630)         18,974         47,152         81,092
                                                          -------------   -------------  -------------  -------------
   TOTAL NONINTEREST INCOME                                     511,518       4,463,022      3,596,001      2,574,974

NONINTEREST EXPENSE:
 Salaries, benefits, and other personnel                        527,242       2,489,217      2,215,686      1,865,480
 Equipment                                                       59,708         299,867        244,596        221,401
 Net occupancy                                                   58,851         254,006        232,989        225,044
 Third-party services                                            71,159         317,775        295,348        239,083
 Card processing                                                 54,000         190,396        218,093        210,891
 Marketing and public relations                                  19,140         115,403        135,569        146,138
 Leasing expense                                                 13,818         125,685         52,118         93,675
 Other                                                          206,729         773,033        693,724        727,922
                                                          -------------   -------------  -------------  -------------
   TOTAL NONINTEREST EXPENSE                                  1,010,647       4,565,382      4,088,123      3,729,634

INCOME BEFORE INCOME TAX EXPENSE                                416,314       4,077,940      3,237,466      2,168,801
INCOME TAX EXPENSE                                              136,242       1,298,006      1,120,402        722,158
                                                          -------------   -------------  -------------  -------------
   NET INCOME                                             $     280,072   $   2,779,934  $   2,117,064  $   1,446,643
                                                          =============   =============  =============  =============
NET INCOME PER COMMON SHARE:
   Basic                                                  $         .46   $        4.37  $        3.46  $        2.37
   Diluted                                                          .46            4.31           3.43           2.35

AVERAGE COMMON SHARES:
   Basic                                                    611,896,075     635,450,188    611,205,682    610,186,786
   Diluted                                                  615,971,640     645,510,514    616,410,043    616,174,238

MEMO:
Tax-equivalent net interest income                        $   1,081,175   $   4,531,231  $   4,395,646  $   4,035,733
Net income available to common stockholders                     280,072       2,779,934      2,117,064      1,446,622

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                     CONSOLIDATED PERIOD-END BALANCE SHEETS
                                ($ IN THOUSANDS)

                                                                                                   2004
                                                                        ----------------------------------------------------------
                                                                           4TH QTR        3RD QTR        2ND QTR        1ST QTR
                                                                        -------------  -------------  -------------  -------------
ASSETS
  Cash and demand balances due from banks                               $   3,832,040  $   3,629,582  $   3,171,945  $   3,386,459
  Federal funds sold and security resale agreements                           302,534        292,554      1,087,481        355,240
  Securities available for sale, at fair value                              9,280,917      9,759,041      6,516,742      6,880,816
  Other investments                                                           934,236      1,415,418        568,230        505,183
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                                 24,534         16,591         26,249          7,300
    Commercial real estate                                                    546,072        235,708              -              -
    Mortgage                                                               11,859,715     10,492,391     12,440,540     12,470,720
    Automobile                                                                      -              -              -              -
                                                                        -------------  -------------  -------------  -------------
      TOTAL LOANS HELD FOR SALE
        OR SECURITIZATION                                                  12,430,321     10,744,690     12,466,789     12,478,020
  PORTFOLIO LOANS:
    Commercial                                                             25,160,464     25,075,730     19,738,970     19,017,015
    Commercial construction                                                 2,922,921      2,894,973      2,284,178      2,188,177
    Real estate - commercial                                               12,193,394     12,024,140     11,014,482      9,893,169
    Real estate - residential                                              30,398,068     30,117,952     28,731,664     27,199,655
    Home equity lines of credit                                            18,884,890     17,267,143     13,781,781     12,008,704
    Credit card and other unsecured lines of credit                         2,413,465      2,295,173      2,198,703      2,234,590
    Other consumer                                                          8,164,633      7,763,934      6,787,488      7,385,938
                                                                        -------------  -------------  -------------  -------------
      TOTAL PORTFOLIO LOANS                                               100,137,835     97,439,045     84,537,266     79,927,248
    Allowance for loan losses *                                            (1,188,462)    (1,177,680)    (1,027,550)    (1,010,549)
                                                                        -------------  -------------  -------------  -------------
      NET PORTFOLIO LOANS                                                  98,949,373     96,261,365     83,509,716     78,916,699
  Properties and equipment                                                  1,268,688      1,263,170      1,170,130      1,101,656
  Equipment leased to others                                                1,050,787      1,165,681         34,508         39,178
  Other real estate owned                                                      89,362        107,296         95,470         92,331
  Mortgage servicing assets                                                 1,504,866      1,416,112      1,926,051      1,199,918
  Goodwill                                                                  3,302,413      3,308,500      1,423,536      1,103,340
  Other intangible assets                                                     213,461        253,800         68,408         56,336
  Derivative assets                                                           885,541      1,210,692        876,243      1,550,552
  Accrued income and other assets                                           5,235,838      5,671,388      4,171,623      3,804,443
                                                                        -------------  -------------  -------------  -------------
      TOTAL ASSETS*                                                     $ 139,280,377  $ 136,499,289  $ 117,086,872  $ 111,470,171
                                                                        =============  =============  =============  =============
LIABILITIES
  DEPOSITS:
    Noninterest bearing                                                 $  18,652,502  $  18,339,275  $  17,448,186  $  16,988,347
    NOW and money market accounts                                          29,263,454     29,678,397     28,153,616     27,767,329
    Savings accounts                                                        2,552,990      2,580,343      2,560,288      2,425,914
    Consumer time                                                          16,828,303     16,404,590     13,689,154     12,848,588
                                                                        -------------  -------------  -------------  -------------
      CORE DEPOSITS                                                        67,297,249     67,002,605     61,851,244     60,030,178
    Other                                                                   4,635,416      4,794,275      1,278,431        972,734
    Foreign                                                                14,021,942      5,078,531      9,906,414      6,210,322
                                                                        -------------  -------------  -------------  -------------
      TOTAL DEPOSITS                                                       85,954,607     76,875,411     73,036,089     67,213,234
  Federal funds borrowed and security
      repurchase agreements                                                 5,892,428      6,542,450      5,892,472      9,220,268
  Borrowed funds                                                            2,035,900      7,627,340      3,903,212      1,381,465
  Long-term debt                                                           28,695,992     28,492,599     20,492,392     19,557,891
  Derivative liabilities                                                      596,822        633,828        707,349        844,178
  Accrued expenses and other liabilities*                                   3,301,099      3,835,187      2,720,374      3,399,024
                                                                        -------------  -------------  -------------  -------------
      TOTAL LIABILITIES*                                                  126,476,848    124,006,815    106,751,888    101,616,060
STOCKHOLDERS' EQUITY
  Preferred stock                                                                   -              -              -              -
  Common stock                                                              2,586,999      2,633,092      2,451,521      2,426,239
  Capital surplus                                                           3,647,711      3,666,340      1,607,658      1,182,405
  Retained earnings                                                         6,468,231      6,105,769      6,234,266      6,176,988
  Accumulated other comprehensive income                                      100,588         87,273         41,539         68,479
                                                                        -------------  -------------  -------------  -------------
    TOTAL STOCKHOLDERS' EQUITY                                             12,803,529     12,492,474     10,334,984      9,854,111
                                                                        -------------  -------------  -------------  -------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY*                         $ 139,280,377  $ 136,499,289  $ 117,086,872  $ 111,470,171
                                                                        =============  =============  =============  =============

COMMON SHARES OUTSTANDING                                                 646,749,650    658,272,817    612,880,193    606,559,564

MEMO:
Noninterest bearing mortgage escrow principal and interest (P&I)
  balances                                                              $   2,912,598  $   2,405,762  $   2,325,648  $   3,226,351
Noninterest bearing mortgage escrow taxes and insurance (T&I) balances      1,129,641      1,425,109      1,165,704      1,041,688
Noninterest bearing mortgage escrow replacement reserve (NRR) balances        103,267        101,183              -              -
Interest bearing mortgage escrow replacement reserve (IRR) balances           128,103        122,322              -              -
Noninterest bearing deposits excluding P&I, T&I, and NRR balances          14,506,996     14,407,221     13,956,834     12,720,308
Core deposits excluding P&I, T&I, NRR, and IRR balances                    63,023,640     62,948,229     58,359,892     55,762,139

                                                                                  2003                                 2002
                                                       ----------------------------------------------------------  -------------
                                                          4TH QTR        3RD QTR        2ND QTR        1ST QTR        4TH QTR
                                                       -------------  -------------  -------------  -------------  -------------
ASSETS
  Cash and demand balances due from banks              $   3,595,706  $   3,602,298  $   4,042,648  $   3,767,425  $   3,756,426
  Federal funds sold and security resale agreements          162,347        131,062         81,574         68,616        136,343
  Securities available for sale, at fair value             6,865,616      6,755,118      7,377,350      8,464,144      9,211,268
  Other investments                                          830,887        769,141        842,893        498,148        869,147
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                16,300         15,591         12,591         12,591         14,840
    Commercial real estate                                         -              -              -              -              -
    Mortgage                                              14,497,277     23,599,767     26,783,635     21,727,600     24,486,524
    Automobile                                               853,982              -              -              -              -
                                                       -------------  -------------  -------------  -------------  -------------
      TOTAL LOANS HELD FOR SALE
        OR SECURITIZATION                                 15,367,559     23,615,358     26,796,226     21,740,191     24,501,364
  PORTFOLIO LOANS:
    Commercial                                            19,164,326     20,934,229     21,837,932     22,824,571     22,631,724
    Commercial construction                                2,289,429      2,524,598      2,341,879      2,304,061      2,090,336
    Real estate - commercial                               9,827,877      9,495,261      9,462,072      9,507,893      9,384,851
    Real estate - residential                             27,393,711     24,330,916     23,009,187     21,820,145     19,972,549
    Home equity lines of credit                           10,950,356     10,074,306      9,124,178      8,393,176      8,062,199
    Credit card and other unsecured lines of credit        2,324,198      2,178,703      2,124,368      2,023,065      2,030,024
    Other consumer                                         7,328,956      8,217,497      7,939,113      8,060,075      7,962,729
                                                       -------------  -------------  -------------  -------------  -------------
      TOTAL PORTFOLIO LOANS                               79,278,853     77,755,510     75,838,729     74,932,986     72,134,412
    Allowance for loan losses *                           (1,022,720)    (1,030,225)    (1,052,542)    (1,031,725)    (1,006,451)
                                                       -------------  -------------  -------------  -------------  -------------
      NET PORTFOLIO LOANS                                 78,256,133     76,725,285     74,786,187     73,901,261     71,127,961
  Properties and equipment                                 1,085,220      1,066,819      1,048,526        968,220        964,920
  Equipment leased to others                                  48,992         59,345         69,067         73,126         89,886
  Other real estate owned                                     99,418        110,380        103,685        115,739        114,931
  Mortgage servicing assets                                1,298,417      1,136,987        733,420        813,312        615,193
  Goodwill                                                 1,103,340      1,103,271      1,102,799      1,078,281      1,078,281
  Other intangible assets                                     62,475         68,631         74,502         69,193         74,573
  Derivative assets                                        1,349,259      1,785,967      1,819,917      1,469,869      1,468,381
  Accrued income and other assets                          3,910,700      4,127,733      4,558,351      4,563,255      4,104,853
                                                       -------------  -------------  -------------  -------------  -------------
      TOTAL ASSETS*                                    $ 114,036,069  $ 121,057,395  $ 123,437,145  $ 117,590,780  $ 118,113,527
                                                       =============  =============  =============  =============  =============

LIABILITIES
  DEPOSITS:
    Noninterest bearing                                $  16,585,367  $  16,828,794  $  19,238,413  $  16,878,935  $  16,156,081
    NOW and money market accounts                         26,849,261     26,256,752     25,415,374     24,361,618     23,022,449
    Savings accounts                                       2,353,721      2,373,289      2,426,424      2,437,801      2,477,067
    Consumer time                                         13,133,909     13,221,476     13,646,875     14,179,957     14,686,005
                                                       -------------  -------------  -------------  -------------  -------------
      CORE DEPOSITS                                       58,922,258     58,680,311     60,727,086     57,858,311     56,341,602
    Other                                                    924,969      2,731,341      2,440,785      2,945,649      3,403,827
    Foreign                                                4,082,803      8,864,227      3,602,917      5,093,320      5,373,339
                                                       -------------  -------------  -------------  -------------  -------------
      TOTAL DEPOSITS                                      63,930,030     70,275,879     66,770,788     65,897,280     65,118,768
  Federal funds borrowed and security
      repurchase agreements                                6,693,916      8,637,604     12,112,317     12,744,562      6,528,258
  Borrowed funds                                           6,615,460      1,472,746      2,667,925      1,735,932     11,493,909
  Long-term debt                                          23,666,292     27,304,153     27,938,252     23,972,172     22,730,295
  Derivative liabilities                                     875,737      1,246,371      1,416,132        989,625      1,243,544
  Accrued expenses and other liabilities*                  2,925,963      3,052,798      3,501,822      3,664,046      2,837,696
                                                       -------------  -------------  -------------  -------------  -------------
      TOTAL LIABILITIES*                                 104,707,398    111,989,551    114,407,236    109,003,617    109,952,470
STOCKHOLDERS' EQUITY
  Preferred stock                                                  -              -              -              -              -
  Common stock                                             2,423,985      2,436,547      2,453,705      2,443,888      2,445,966
  Capital surplus                                          1,116,279      1,079,072      1,057,467      1,002,194        989,346
  Retained earnings                                        5,723,720      5,502,147      5,484,430      5,085,060      4,658,565
  Accumulated other comprehensive income                      64,687         50,078         34,307         56,021         67,180
                                                       -------------  -------------  -------------  -------------  -------------
    TOTAL STOCKHOLDERS' EQUITY                             9,328,671      9,067,844      9,029,909      8,587,163      8,161,057
                                                       -------------  -------------  -------------  -------------  -------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY*        $ 114,036,069  $ 121,057,395  $ 123,437,145  $ 117,590,780  $ 118,113,527
                                                       =============  =============  =============  =============  =============

COMMON SHARES OUTSTANDING                                605,996,120    609,136,762    613,426,098    610,971,942    611,491,359

MEMO:
Noninterest bearing mortgage escrow principal
  and interest (P&I) balances                          $   2,394,020  $   2,993,448  $   4,759,275  $   3,577,713
Noninterest bearing mortgage escrow taxes
  and insurance (T&I) balances                               860,045      1,018,593        928,275        801,459
Noninterest bearing mortgage escrow
  replacement reserve (NRR) balances                               -              -              -              -
Interest bearing mortgage escrow
  replacement reserve (IRR) balances                               -              -              -              -
Noninterest bearing deposits excluding
  P&I, T&I, and NRR balances                              13,331,302     12,816,753     13,550,863     12,499,763
Core deposits excluding P&I, T&I,
  NRR, and IRR balances                                   55,668,193     54,668,270     55,039,536     53,479,139

*  See note on Summary of Presentation Changes

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                      CONSOLIDATED AVERAGE BALANCE SHEETS
                                ($ IN MILLIONS)

                                                        2004                                        2003
                                     ------------------------------------------  ------------------------------------------
                                      4TH QTR    3RD QTR    2ND QTR    1ST QTR    4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
ASSETS
EARNING ASSETS:
  PORTFOLIO LOANS:
    Commercial                       $  25,173  $  24,784  $  19,531  $  18,860  $  20,022  $  21,152  $  22,001  $  22,415
    Commercial construction              2,936      2,815      2,270      2,245      2,445      2,425      2,318      2,181
    Real estate - commercial            11,998     11,993     10,821      9,819      9,587      9,450      9,475      9,420
    Real estate - residential           30,548     29,639     27,981     27,076     25,564     24,088     22,469     21,025
    Home equity lines of credit         18,082     16,247     12,819     11,396     10,410      9,612      8,761      8,152
    Credit card and other unsecured
      lines of credit                    2,350      2,281      2,232      2,283      2,330      2,170      2,084      2,033
    Other consumer                       7,919      7,565      7,209      7,406      7,543      8,167      7,957      7,957
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
      TOTAL PORTFOLIO LOANS             99,006     95,324     82,863     79,085     77,901     77,064     75,065     73,183
  LOANS HELD FOR SALE OR
    SECURITIZATION:
    Commercial                              16         61         21         13         13         13         13         14
    Commercial real estate                 326        328          -          -          -          -          -          -
    Mortgage                            11,161     11,472     13,889     11,780     17,060     27,023     24,105     22,510
    Automobile                               -          -          -        530        607          -          -          -
    Credit card                              -          -          -          -          -          -          -          -
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
      TOTAL LOANS HELD FOR SALE OR
        SECURITIZATION                  11,503     11,861     13,910     12,323     17,680     27,036     24,118     22,524
  Securities available for sale, at
    cost                                 9,524      9,670      6,646      6,537      6,534      6,667      7,397      8,295
  Federal funds sold and security
    resale agreements                      289        284        530        260        275        272        142        118
  Other investments                      1,131      1,193        618        554        828        945        633        665
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
      TOTAL EARNING ASSETS             121,453    118,332    104,567     98,759    103,218    111,984    107,355    104,785
Allowance for loan losses*              (1,176)    (1,181)    (1,027)    (1,017)    (1,025)    (1,048)    (1,031)    (1,007)
Fair value appreciation of
  securities available for sale            161         82        138        220        201        202        302        324
Cash and demand balances due
  from banks                             3,829      3,354      3,088      3,015      3,173      3,554      3,465      3,376
Properties and equipment                 1,263      1,259      1,158      1,090      1,083      1,059        987        969
Equipment leased to others               1,100      1,248         37         44         57         68         73         81
Other real estate owned                    109        112         93         98        105        107        110        115
Mortgage servicing assets                1,448      1,842      1,593      1,341      1,271      1,225        801        762
Goodwill                                 3,319      3,315      1,403      1,103      1,103      1,103      1,084      1,078
Other intangible assets                    197        225         72         59         65         71         69         72
Derivative assets                          505        330        573        783        854        544      1,077        935
Accrued income and other assets          5,701      4,684      4,253      4,035      4,461      4,878      4,839      4,922
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    TOTAL ASSETS*                    $ 137,909  $ 133,602  $ 115,948  $ 109,530  $ 114,566  $ 123,747  $ 119,131  $ 116,412
                                     =========  =========  =========  =========  =========  =========  =========  =========

LIABILITIES
DEPOSITS:
  Noninterest bearing                $  18,883  $  18,731  $  17,756  $  15,658  $  16,089  $  19,408  $  17,596  $  15,689
  NOW and money market accounts         29,851     29,778     28,614     27,325     26,845     26,091     25,045     23,489
  Savings accounts                       2,706      2,679      2,576      2,369      2,367      2,422      2,447      2,458
  Consumer time                         16,665     16,318     13,474     13,008     13,178     13,337     13,972     14,451
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    CORE DEPOSITS                       68,105     67,506     62,420     58,360     58,479     61,258     59,060     56,087
  Brokered retail CDs                    4,480      4,373        531        499        836      2,502      2,601      2,871
  Other                                    566        828        567        359        369        739        606        499
  Foreign                               10,279      9,809      9,150      6,520      7,260      7,186      6,950      6,602
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    TOTAL DEPOSITS                      83,430     82,516     72,668     65,738     66,944     71,685     69,217     66,059
Federal funds borrowed and security
   repurchase agreements                 7,126      8,033      8,254      7,942      8,754     10,660     11,953     12,306
Borrowed funds                           1,651      1,120      1,547      1,594        992      1,087      1,527      2,636
Long-term debt                          28,928     25,744     20,031     21,339     25,056     27,569     23,914     22,826
Derivative liabilities                     319        364        343        435        431        511        680        574
Accrued expenses and other
  liabilities*                           3,608      3,466      2,735      2,823      2,999      3,064      3,054      3,482
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    TOTAL LIABILITIES*                 125,062    121,243    105,578     99,871    105,176    114,576    110,345    107,883
STOCKHOLDERS' EQUITY
  Preferred                                  -          -          -          -          -          -          -          -
  Common                                12,847     12,359     10,370      9,659      9,390      9,171      8,786      8,529
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    TOTAL STOCKHOLDERS' EQUITY          12,847     12,359     10,370      9,659      9,390      9,171      8,786      8,529
                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    TOTAL LIABILITIES AND
      STOCKHOLDERS' EQUITY*          $ 137,909  $ 133,602  $ 115,948  $ 109,530  $ 114,566  $ 123,747  $ 119,131  $ 116,412
                                     =========  =========  =========  =========  =========  =========  =========  =========

MEMO:

Noninterest bearing mortgage escrow
  principal and interest (P&I)
  balances                           $   3,027  $   2,777  $   3,596  $   2,471  $   2,646  $   5,738  $   4,692  $   3,457
Noninterest bearing mortgage escrow
  taxes and insurance (T&I)
  balances                               1,392      1,417      1,152        976      1,048      1,050        957        761
Noninterest bearing mortgage escrow
  replacement reserve (NRR)
  balances                                 110         94          -          -          -          -          -          -
Interest bearing mortgage escrow
  replacement reserve (IRR)
  balances                                 128        119          -          -          -          -          -          -
Noninterest bearing deposits
  excluding P&I, T&I, and NRR
  balances                              14,354     14,443     13,008     12,211     12,395     12,620     11,947     11,471
Core deposits excluding P&I,
  T&I, NRR, and IRR balances            63,448     63,099     57,672     54,913     54,785     54,470     53,411     51,869

                                       2002              For the Year
                                     ---------  -------------------------------
                                      4TH QTR     2004       2003       2002
                                     ---------  ---------  ---------  ---------
ASSETS
EARNING ASSETS:
  PORTFOLIO LOANS:
    Commercial                       $  23,696  $  22,103  $  21,390  $  23,978
    Commercial construction              1,628      2,568      2,343      1,380
    Real estate - commercial             8,383     11,162      9,483      8,005
    Real estate - residential           16,717     28,818     23,301     15,682
    Home equity lines of credit          7,857     14,650      9,241      6,986
    Credit card and other unsecured
      lines of credit                    1,958      2,286      2,155      1,865
    Other consumer                      11,052      7,527      7,906     11,136
                                     ---------  ---------  ---------  ---------
      TOTAL PORTFOLIO LOANS             71,291     89,114     75,819     69,032
  LOANS HELD FOR SALE OR
    SECURITIZATION:
    Commercial                              21         28         13         11
    Commercial real estate                   -        164          -          -
    Mortgage                            19,655     12,071     22,671     13,933
    Automobile                               -        132        153        248
    Credit card                              -          -          -         35
                                     ---------  ---------  ---------  ---------
      TOTAL LOANS HELD FOR SALE OR
        SECURITIZATION                  19,676     12,395     22,837     14,227
  Securities available for sale, at
    cost                                 9,484      8,102      7,217      8,828
  Federal funds sold and security
    resale agreements                      117        340        202         96
  Other investments                        747        877        771        758
                                     ---------  ---------  ---------  ---------
      TOTAL EARNING ASSETS             101,315    110,828    106,846     92,941
Allowance for loan losses*                (998)    (1,101)    (1,028)      (951)
Fair value appreciation of
  securities available for sale            318        150        257        255
Cash and demand balances due
  from banks                             3,458      3,323      3,392      3,096
Properties and equipment                   960      1,192      1,023        951
Equipment leased to others                 109        610         70        127
Other real estate owned                    110        103        109         88
Mortgage servicing assets                  774      1,556      1,017      1,067
Goodwill                                 1,078      2,291      1,092      1,078
Other intangible assets                     77        138         69         81
Derivative assets                          860        547        851        625
Accrued income and other assets          4,553      4,673      4,775      4,147
                                     ---------  ---------  ---------  ---------
    TOTAL ASSETS*                    $ 112,614  $ 124,310  $ 118,473  $ 103,505
                                     =========  =========  =========  =========

LIABILITIES
DEPOSITS:
  Noninterest bearing                $  15,710  $  17,763  $  17,203  $  13,685
  NOW and money market accounts         22,385     28,897     25,378     20,740
  Savings accounts                       2,488      2,583      2,423      2,561
  Consumer time                         14,811     14,875     13,729     15,064
                                     ---------  ---------  ---------  ---------
    CORE DEPOSITS                       55,394     64,118     58,733     52,050
  Brokered retail CDs                    2,870      2,481      2,198      2,902
  Other                                    545        581        554        711
  Foreign                                7,264      8,946      7,002      6,302
                                     ---------  ---------  ---------  ---------
    TOTAL DEPOSITS                      66,073     76,126     68,487     61,965
Federal funds borrowed and security
   repurchase agreements                10,643      7,838     10,908      8,786
Borrowed funds                           3,169      1,477      1,556      2,406
Long-term debt                          21,175     24,028     24,854     19,558
Derivative liabilities                     547        365        548        404
Accrued expenses and other
  liabilities*                           2,718      3,160      3,148      2,413
                                     ---------  ---------  ---------  ---------
    TOTAL LIABILITIES*                 104,325    112,994    109,501     95,532
STOCKHOLDERS' EQUITY
  Preferred                                  -          -          -          -
  Common                                 8,289     11,316      8,972      7,973
                                     ---------  ---------  ---------  ---------
    TOTAL STOCKHOLDERS' EQUITY           8,289     11,316      8,972      7,973
                                     ---------  ---------  ---------  ---------
    TOTAL LIABILITIES AND
      STOCKHOLDERS' EQUITY*          $ 112,614  $ 124,310  $ 118,473  $ 103,505
                                     =========  =========  =========  =========

MEMO:

Noninterest bearing mortgage escrow
  principal and interest (P&I)
  balances                           $   3,444  $   2,968  $   4,136  $   2,042
Noninterest bearing mortgage escrow
  taxes and insurance (T&I)
  balances                                 791      1,235        955        707
Noninterest bearing mortgage escrow
  replacement reserve (NRR)
  balances                                   -         51          -          -
Interest bearing mortgage escrow
  replacement reserve (IRR)
  balances                                   -         62          -          -
Noninterest bearing deposits
  excluding P&I, T&I, and NRR
  balances                              11,475     13,509     12,112     10,936
Core deposits excluding P&I,
  T&I, NRR, and IRR balances            51,159     59,802     53,642     49,301

*  See note on Summary of Presentation Changes

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                           SELECTED AVERAGE BALANCES
                                ($ IN MILLIONS)

                                                      2004                                2003
                                       ----------------------------------  ----------------------------------
                                       4TH QTR  3RD QTR  2ND QTR  1ST QTR  4TH QTR  3RD QTR  2ND QTR  1ST QTR
                                       -------  -------  -------  -------  -------  -------  -------  -------
AVERAGE MORTGAGE LOANS HELD FOR
  SALE
National City Mortgage Co.             $ 9,123  $ 8,892  $11,304  $10,146  $15,355  $25,933  $23,079  $21,685
First Franklin                           1,985    2,483    2,520    1,634    1,388    1,080    1,026      825
National City Home Loan Services
  (formerly Altegra)                        48        4       65        -      317       10        -        -
Provident PCFS(3)                            5       93        -        -        -        -        -        -
                                       -------  -------  -------  -------  -------  -------  -------  -------
     TOTAL MORTGAGE LOANS HELD FOR
       SALE                            $11,161  $11,472  $13,889  $11,780  $17,060  $27,023  $24,105  $22,510
                                       =======  =======  =======  =======  =======  =======  =======  =======
SELECTED AVERAGE PORTFOLIO LOAN
  BALANCES

ALTEGRA NONCONFORMING (1)
   Altegra/Loan Zone originated loans  $    39  $   133  $   236  $   473  $   845  $ 1,621  $ 1,799  $ 1,982

NATIONAL HOME EQUITY(1)
   Home equity lines of credit         $ 9,562  $ 7,993  $ 6,207  $ 5,017  $ 4,250  $ 3,527  $ 2,949  $ 2,481
   Installment loans
     (real estate-residential)           1,591    1,550    1,445    1,386    1,282    1,104    1,003      951
                                       -------  -------  -------  -------  -------  -------  -------  -------
     TOTAL NATIONAL HOME EQUITY        $11,153  $ 9,543  $ 7,652  $ 6,403  $ 5,532  $ 4,631  $ 3,952  $ 3,432
                                       =======  =======  =======  =======  =======  =======  =======  =======

CREDIT CARD AND OTHER UNSECURED
   LINES OF CREDIT(2)
   Credit card                         $ 1,002  $   996  $   997  $ 1,084  $ 1,071  $ 1,026  $   958  $   932
   Personal lines of credit                600      545      513      502      586      481      477      478
   Business lines of credit                748      740      722      697      673      663      649      623
                                       -------  -------  -------  -------  -------  -------  -------  -------
     TOTAL CREDIT CARD AND OTHER
       UNSECURED LINES OF CREDIT       $ 2,350  $ 2,281  $ 2,232  $ 2,283  $ 2,330  $ 2,170  $ 2,084  $ 2,033
                                       =======  =======  =======  =======  =======  =======  =======  =======

                                        2002          For the Year
                                       -------  -------------------------
                                       4TH QTR   2004     2003     2002
                                       -------  -------  -------  -------
AVERAGE MORTGAGE LOANS HELD FOR
  SALE
National City Mortgage Co.             $18,896  $ 9,861  $21,507  $13,449
First Franklin                             759    2,155    1,082      484
National City Home Loan Services
  (formerly Altegra)                         -       30       82        -
Provident PCFS(3)                            -       25        -        -
                                       -------  -------  -------  -------
     TOTAL MORTGAGE LOANS HELD FOR
       SALE                            $19,655  $12,071  $22,671  $13,933
                                       =======  =======  =======  =======
SELECTED AVERAGE PORTFOLIO LOAN
  BALANCES

ALTEGRA NONCONFORMING (1)
   Altegra/Loan Zone originated loans  $ 2,182  $   178  $ 1,569  $ 2,513

NATIONAL HOME EQUITY(1)
   Home equity lines of credit         $ 2,090  $ 7,204  $ 3,307  $ 1,530
   Installment loans
     (real estate-residential)             942    1,493    1,085      943
                                       -------  -------  -------  -------
     TOTAL NATIONAL HOME EQUITY        $ 3,032  $ 8,697  $ 4,392  $ 2,473
                                       =======  =======  =======  =======

CREDIT CARD AND OTHER UNSECURED
   LINES OF CREDIT(2)
   Credit card                         $   879  $ 1,020  $   997  $   814
   Personal lines of credit                483      539      506      481
   Business lines of credit                596      727      652      570
                                       -------  -------  -------  -------
     TOTAL CREDIT CARD AND OTHER
       UNSECURED LINES OF CREDIT       $ 1,958  $ 2,286  $ 2,155  $ 1,865
                                       =======  =======  =======  =======

(1)   Represents a division under the National Consumer Finance line of business

(2) Represents the consolidated credit card and other unsecured lines of credit portfolio

(3)   Provident PCFS was sold effective December 1, 2004

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                          SELECTED PERIOD-END BALANCES
                                ($ IN MILLIONS)

                                                     2004                                2003                  2002
                                      ----------------------------------  ----------------------------------  -------
                                      4TH QTR  3RD QTR  2ND QTR  1ST QTR  4TH QTR  3RD QTR  2ND QTR  1ST QTR  4TH QTR
                                      -------  -------  -------  -------  -------  -------  -------  -------  -------
MORTGAGE LOANS HELD FOR SALE OR
  SECURITIZATION
  National City Mortgage Co.          $ 9,552  $ 8,802  $ 9,751  $10,631  $12,755  $21,463  $25,810  $20,958  $23,559
  First Franklin                        1,898    1,521    2,687    1,840    1,742    1,187      974      770      928
  National City Home Loan Services
    (formerly Altegra)                    407      121        3        -        -      950        -        -        -
  Provident PCFS(3)                         3       48        -        -        -        -        -        -        -
                                      -------  -------  -------  -------  -------  -------  -------  -------  -------
  TOTAL MORTGAGE LOANS HELD FOR SALE
    OR SECURITIZATION                 $11,860  $10,492  $12,441  $12,471  $14,497  $23,600  $26,784  $21,728  $24,487
                                      =======  =======  =======  =======  =======  =======  =======  =======  =======

BANK STOCK FUND
Cost basis of equity investments      $   208  $   187  $   157  $    38  $     7  $    33  $    36  $   237  $    75
Unrealized gains (losses), net             28       13       12        4        1        6        8      (11)      (4)
                                      -------  -------  -------  -------  -------  -------  -------  -------  -------
  FAIR VALUE OF INVESTMENTS           $   236  $   200  $   169  $    42  $     8  $    39  $    44  $   226  $    71
                                      =======  =======  =======  =======  =======  =======  =======  =======  =======

INTANGIBLE ASSETS
Goodwill                              $ 3,302  $ 3,309  $ 1,424  $ 1,103  $ 1,103  $ 1,103  $ 1,103  $ 1,078  $ 1,078
Core deposit intangibles                  170      161       24       12       15       18       22       25       28
Credit card intangibles                     2        2        2        3        3        3        3        4        4
Other intangibles                          42       90       42       42       45       48       49       40       43
                                      -------  -------  -------  -------  -------  -------  -------  -------  -------
  TOTAL INTANGIBLE ASSETS             $ 3,516  $ 3,562  $ 1,492  $ 1,160  $ 1,166  $ 1,172  $ 1,177  $ 1,147  $ 1,153
                                      =======  =======  =======  =======  =======  =======  =======  =======  =======

MEMO:
Holding company investment in
  subsidiaries                        $13,927  $13,900  $10,739  $10,958  $10,251  $10,016  $10,381  $10,432  $ 9,789
Holding company intangible assets         109      126       60       59       59       59       59       59       59
Double leverage ratio (1)                1.10x    1.12x    1.04x    1.12x    1.11x    1.11x    1.16x    1.22x    1.21x

PRINCIPAL INVESTMENTS(2)
TYPE OF INVESTMENT:
  Direct investments in public
    entities                          $     4        -        -  $     1        -        -  $     1  $     1        -
  Direct investments in nonpublic
    entities                              319  $   344  $   323      288  $   300  $   308      324      328  $   317
  Indirect investments (fund)             342      351      314      296      295      286      284      264      255
                                      -------  -------  -------  -------  -------  -------  -------  -------  -------
     TOTAL INVESTMENTS                $   665  $   695  $   637  $   585  $   595  $   594  $   609  $   593  $   572
                                      =======  =======  =======  =======  =======  =======  =======  =======  =======

TYPE OF SECURITY:
  Common stock                        $    60  $    61  $    42  $    25  $    23  $    25  $    20  $    15  $    15
  Convertible debt and preferred
    stock                                  52       67       69       67       59       61       62       57       58
  Investments in partnerships, funds
    and other equity instruments          401      409      371      355      356      352      357      348      335
  Mezzanine (subordinated) debt           152      158      155      138      157      156      170      173      164
                                      -------  -------  -------  -------  -------  -------  -------  -------  -------
     TOTAL INVESTMENTS                $   665  $   695  $   637  $   585  $   595  $   594  $   609  $   593  $   572
                                      =======  =======  =======  =======  =======  =======  =======  =======  =======

MEMO:
Commitments to fund principal
  investments                         $   264  $   238  $   256  $   241  $   227  $   253  $   232  $   240  $   242

(1) Holding company investment in subsidiaries and intangible assets divided by consolidated equity

(2) Includes equity and mezzanine capital investments in nonpublic and public entities made by National City Equity Partners and National City Capital Corp., which are within the Wholesale Banking line of business. Principal investments exclude investments held in the Bank Stock Fund.

(3)   Provident PCFS was sold effective December 1, 2004

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                              SECURITIZED BALANCES
                                ($ IN MILLIONS)

                                                                2004                                2003
                                                 ----------------------------------  ----------------------------------
                                                 4TH QTR  3RD QTR  2ND QTR  1ST QTR  4TH QTR  3RD QTR  2ND QTR  1ST QTR
                                                 -------  -------  -------  -------  -------  -------  -------  -------
CREDIT CARD LOANS

MANAGED CREDIT CARD LOANS:

  Average balances:
     Loans held in portfolio                     $ 1,002  $   996  $   997  $ 1,084  $ 1,071  $ 1,026  $   958  $   932
     Loans held for securitization                     -        -        -        -        -        -        -        -
     Loans securitized                             1,450    1,450    1,450    1,450    1,450    1,450    1,450    1,450
                                                 -------  -------  -------  -------  -------  -------  -------  -------
        TOTAL AVERAGE MANAGED CREDIT CARD LOANS  $ 2,452  $ 2,446  $ 2,447  $ 2,534  $ 2,521  $ 2,476  $ 2,408  $ 2,382
                                                 =======  =======  =======  =======  =======  =======  =======  =======

  End of period balances:
     Loans held in portfolio                     $ 1,070  $   971  $   950  $ 1,024  $ 1,136  $ 1,030  $   988  $   916
     Loans held for securitization                     -        -        -        -        -        -        -        -
     Loans securitized                             1,450    1,450    1,450    1,450    1,450    1,450    1,450    1,450
                                                 -------  -------  -------  -------  -------  -------  -------  -------
        TOTAL MANAGED CREDIT CARD LOANS          $ 2,520  $ 2,421  $ 2,400  $ 2,474  $ 2,586  $ 2,480  $ 2,438  $ 2,366
                                                 =======  =======  =======  =======  =======  =======  =======  =======

AUTOMOBILE LOANS(1)

MANAGED AUTOMOBILE LOANS(2):

  Average balances:
     Loans held in portfolio                     $ 2,785  $ 2,830  $ 2,860  $ 2,657  $ 3,270  $ 3,896  $ 3,727  $ 3,578
     Loans held for securitization                     -        -        -      530      607        -        -        -
     Loans securitized                               944    1,051    1,196    1,012      530      610      698      791
                                                 -------  -------  -------  -------  -------  -------  -------  -------
        TOTAL AVERAGE MANAGED AUTOMOBILE LOANS   $ 3,729  $ 3,881  $ 4,056  $ 4,199  $ 4,407  $ 4,506  $ 4,425  $ 4,369
                                                 =======  =======  =======  =======  =======  =======  =======  =======

  End of period balances:
     Loans held in portfolio                     $ 2,895  $ 2,910  $ 2,861  $ 2,834  $ 2,958  $ 3,900  $ 3,808  $ 3,581
     Loans held for securitization                     -        -        -        -      854        -        -        -
     Loans securitized                               888    1,002    1,128    1,265      495      568      654      745
                                                 -------  -------  -------  -------  -------  -------  -------  -------
        TOTAL MANAGED AUTOMOBILE LOANS           $ 3,783  $ 3,912  $ 3,989  $ 4,099  $ 4,307  $ 4,468  $ 4,462  $ 4,326
                                                 =======  =======  =======  =======  =======  =======  =======  =======

HOME EQUITY LOANS(3)

MANAGED HOME EQUITY LOANS:

  Average balances:
     Loans held in portfolio                     $23,770  $21,773
     Loans held for securitization                     -        -
     Loans securitized                                71       80
                                                 -------  -------
        TOTAL AVERAGE MANAGED HOME EQUITY LOANS  $23,841  $21,853
                                                 =======  =======

  End of period balances:
     Loans held in portfolio                     $24,579  $22,921
     Loans held for securitization                     -        -
     Loans securitized                                61       76
                                                 -------  -------
        TOTAL MANAGED HOME EQUITY LOANS          $24,640  $22,997
                                                 =======  =======

                                                  2002         FOR THE YEAR
                                                 -------  -------------------------
                                                 4TH QTR   2004     2003     2002
                                                 -------  -------  -------  -------
CREDIT CARD LOANS

MANAGED CREDIT CARD LOANS:

  Average balances:
     Loans held in portfolio                     $   879  $ 1,020  $   997  $   814
     Loans held for securitization                     -        -        -       35
     Loans securitized                             1,450    1,450    1,450    1,415
                                                 -------  -------  -------  -------
        TOTAL AVERAGE MANAGED CREDIT CARD LOANS  $ 2,329  $ 2,470  $ 2,447  $ 2,264
                                                 =======  =======  =======  =======

  End of period balances:
     Loans held in portfolio                     $   950
     Loans held for securitization                     -
     Loans securitized                             1,450
                                                 -------
        TOTAL MANAGED CREDIT CARD LOANS          $ 2,400
                                                 =======

AUTOMOBILE LOANS(1)

MANAGED AUTOMOBILE LOANS(2):

  Average balances:
     Loans held in portfolio                     $ 3,579  $ 2,779  $ 3,618  $ 3,407
     Loans held for securitization                     -      132      153      248
     Loans securitized                               877    1,054      656      739
                                                 -------  -------  -------  -------
        TOTAL AVERAGE MANAGED AUTOMOBILE LOANS   $ 4,456  $ 3,965  $ 4,427  $ 4,394
                                                 =======  =======  =======  =======

  End of period balances:
     Loans held in portfolio                     $ 3,566
     Loans held for securitization                     -
     Loans securitized                               834
                                                 -------
        TOTAL MANAGED AUTOMOBILE LOANS           $ 4,400
                                                 =======

HOME EQUITY LOANS(3)

MANAGED HOME EQUITY LOANS:

  Average balances:
     Loans held in portfolio                              $20,013
     Loans held for securitization                              -
     Loans securitized                                         38
                                                          -------
        TOTAL AVERAGE MANAGED HOME EQUITY LOANS           $20,051
                                                          =======

  End of period balances:
     Loans held in portfolio
     Loans held for securitization
     Loans securitized

        TOTAL MANAGED HOME EQUITY LOANS

(1) In February 2004, the Corporation sold through securitization $890 million of indirect prime automobile loans

(2)   Represents managed portfolio of indirect prime automobile loans

(3) Securitization acquired in the Provident acquisition. Represents managed portfolio of prime home equity lines of credit and prime home equity installment loans

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                   AVERAGE BALANCES/NET INTEREST INCOME/RATES
                                 ($ IN MILLIONS)

                                                                              2004                            2003
                                                            ----------------------------------------   ------------------
                                                            4TH QTR    3RD QTR    2ND QTR    1ST QTR   4TH QTR    3RD QTR
                                                            -------    -------    -------    -------   -------    -------
AVERAGE BALANCES

ASSETS
Earning Assets:
  Loans(1):
     Commercial                                             $  25,189  $  24,845  $  19,552  $  18,873  $ 20,035  $  21,165
     Commercial construction                                    2,936      2,815      2,270      2,245     2,445      2,425
     Real estate - commercial                                  12,324     12,321     10,821      9,819     9,587      9,450
     Real estate - residential                                 41,709     41,111     41,870     38,856    42,624     51,111
     Home equity lines of credit                               18,082     16,247     12,819     11,396    10,410      9,612
     Credit card and other unsecured lines of credit            2,350      2,281      2,232      2,283     2,330      2,170
     Other consumer                                             7,919      7,565      7,209      7,936     8,150      8,167
                                                            ---------  ---------  ---------  ---------  --------  ---------
       Total loans                                            110,509    107,185     96,773     91,408    95,581    104,100
  Securities available for sale, at cost:
     Taxable                                                    8,834      9,023      5,979      5,879     5,860      5,988
     Tax-exempt                                                   690        647        667        658       674        679
                                                            ---------  ---------  ---------  ---------  --------  ---------
       Total securities available for sale                      9,524      9,670      6,646      6,537     6,534      6,667
  Federal funds sold, security resale agreements, and
     other investments                                          1,420      1,477      1,148        814     1,103      1,217
                                                            ---------  ---------  ---------  ---------  --------  ---------
  Total earning assets                                        121,453    118,332    104,567     98,759   103,218    111,984
  Allowance for loan losses*                                   (1,176)    (1,181)    (1,027)    (1,017)   (1,025)    (1,048)
  Fair value appreciation of securities available for sale        161         82        138        220       201        202
  Nonearning assets                                            17,471     16,369     12,270     11,568    12,172     12,609
                                                            ---------  ---------  ---------  ---------  --------  ---------
TOTAL ASSETS*                                               $ 137,909  $ 133,602  $ 115,948  $ 109,530  $114,566  $ 123,747
                                                            =========  =========  =========  =========  ========  =========

LIABILITIES AND STOCKHOLDERS' EQUITY
  Interest bearing liabilities:
     NOW and money market accounts                          $  29,851  $  29,778  $  28,614  $  27,325  $ 26,845  $  26,091
     Savings accounts                                           2,706      2,679      2,576      2,369     2,367      2,422
     Consumer time deposits                                    16,665     16,318     13,474     13,008    13,178     13,337
     Other deposits                                             5,046      5,201      1,098        858     1,205      3,241
     Foreign deposits                                          10,279      9,809      9,150      6,520     7,260      7,186
     Federal funds borrowed                                     3,987      5,156      5,548      4,996     5,765      7,632
     Security repurchase agreements                             3,139      2,877      2,706      2,946     2,989      3,028
     Borrowed funds                                             1,651      1,120      1,547      1,594       992      1,087
     Long-term debt                                            28,928     25,744     20,031     21,339    25,056     27,569
                                                            ---------  ---------  ---------  ---------  --------  ---------
  Total interest bearing liabilities                          102,252     98,682     84,744     80,955    85,657     91,593
  Noninterest bearing deposits                                 18,883     18,731     17,756     15,658    16,089     19,408
  Accrued interest and other liabilities*                       3,927      3,830      3,078      3,258     3,430      3,575
                                                            ---------  ---------  ---------  ---------  --------  ---------
  TOTAL LIABILITIES*                                          125,062    121,243    105,578     99,871   105,176    114,576
  TOTAL STOCKHOLDERS' EQUITY                                   12,847     12,359     10,370      9,659     9,390      9,171
                                                            ---------  ---------  ---------  ---------  --------  ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY*                 $ 137,909  $ 133,602  $ 115,948  $ 109,530  $114,566  $ 123,747
                                                            =========  =========  =========  =========  ========  =========
MEMO:
Interest bearing core deposits                              $  49,222  $  48,775  $  44,664  $  42,702  $ 42,390  $  41,850
Interest bearing total deposits                                64,547     63,785     54,912     50,080    50,855     52,277
Borrowed funding and long-term debt                            37,705     34,897     29,832     30,875    34,802     39,316

                                                                     2003             2002              FOR THE YEAR
                                                              --------------------  ---------  -------------------------------
                                                               2ND QTR    1ST QTR    4TH QTR     2004       2003       2002
                                                              ---------  ---------  ---------  ---------  ---------  ---------
AVERAGE BALANCES

ASSETS
Earning Assets:
  Loans(1):
     Commercial                                               $  22,014  $  22,429  $  23,717  $  22,131  $  21,403  $  23,989
     Commercial construction                                      2,318      2,181      1,628      2,568      2,343      1,380
     Real estate - commercial                                     9,475      9,420      8,383     11,326      9,483      8,005
     Real estate - residential                                   46,574     43,535     36,372     40,889     45,972     29,615
     Home equity lines of credit                                  8,761      8,152      7,857     14,650      9,241      6,986
     Credit card and other unsecured lines of credit              2,084      2,033      1,958      2,286      2,155      1,900
     Other consumer                                               7,957      7,957     11,052      7,659      8,059     11,384
                                                              ---------  ---------  ---------  ---------  ---------  ---------
       Total loans                                               99,183     95,707     90,967    101,509     98,656     83,259
  Securities available for sale, at cost:
     Taxable                                                      6,721      7,650      8,825      7,437      6,548      8,154
     Tax-exempt                                                     676        645        659        665        669        674
                                                              ---------  ---------  ---------  ---------  ---------  ---------
       Total securities available for sale                        7,397      8,295      9,484      8,102      7,217      8,828
  Federal funds sold, security resale agreements, and
     other investments                                              775        783        864      1,217        973        854
                                                              ---------  ---------  ---------  ---------  ---------  ---------
  Total earning assets                                          107,355    104,785    101,315    110,828    106,846     92,941
  Allowance for loan losses*                                     (1,031)    (1,007)      (998)    (1,101)    (1,028)      (951)
  Fair value appreciation of securities available for sale          302        324        318        150        257        255
  Nonearning assets                                              12,505     12,310     11,979     14,433     12,398     11,260
                                                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL ASSETS*                                                 $ 119,131  $ 116,412  $ 112,614  $ 124,310  $ 118,473  $ 103,505
                                                              =========  =========  =========  =========  =========  =========

LIABILITIES AND STOCKHOLDERS' EQUITY
  Interest bearing liabilities:
     NOW and money market accounts                            $  25,045  $  23,489  $  22,385  $  28,897  $  25,378  $  20,740
     Savings accounts                                             2,447      2,458      2,488      2,583      2,423      2,561
     Consumer time deposits                                      13,972     14,451     14,811     14,875     13,729     15,064
     Other deposits                                               3,207      3,370      3,415      3,062      2,752      3,613
     Foreign deposits                                             6,950      6,602      7,264      8,946      7,002      6,302
     Federal funds borrowed                                       9,054      9,171      7,297      4,920      7,895      5,459
     Security repurchase agreements                               2,899      3,135      3,346      2,918      3,013      3,327
     Borrowed funds                                               1,527      2,636      3,169      1,477      1,556      2,406
     Long-term debt                                              23,914     22,826     21,175     24,028     24,854     19,558
                                                              ---------  ---------  ---------  ---------  ---------  ---------
  Total interest bearing liabilities                             89,015     88,138     85,350     91,706     88,602     79,030
  Noninterest bearing deposits                                   17,596     15,689     15,710     17,763     17,203     13,685
  Accrued interest and other liabilities*                         3,734      4,056      3,265      3,525      3,696      2,817
                                                              ---------  ---------  ---------  ---------  ---------  ---------
  TOTAL LIABILITIES*                                            110,345    107,883    104,325    112,994    109,501     95,532
  TOTAL STOCKHOLDERS' EQUITY                                      8,786      8,529      8,289     11,316      8,972      7,973
                                                              ---------  ---------  ---------  ---------  ---------  ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY*                   $ 119,131  $ 116,412  $ 112,614  $ 124,310  $ 118,473  $ 103,505
                                                              =========  =========  =========  =========  =========  =========

MEMO:
Interest bearing core deposits                                $  41,464  $  40,398  $  39,684  $  46,355  $  41,530  $  38,365
Interest bearing total deposits                                  51,621     50,370     50,363     58,363     51,284     48,280
Borrowed funding and long-term debt                              37,394     37,768     34,987     33,343     37,318     30,750

(1)   Includes loans held for sale or securitization

*     See note on Summary of Presentation Changes

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
             AVERAGE BALANCES/NET INTEREST INCOME/RATES (CONTINUED)
                                ($ IN MILLIONS)

                                                             2004                                   2003
                                            -------------------------------------   ---------------------------------------
                                            4TH QTR   3RD QTR    2ND QTR  1ST QTR   4TH QTR  3RD QTR   2ND QTR     1ST QTR
                                            -------   -------    -------  -------   -------  -------   --------    --------
INTEREST

ASSETS
Earning Assets:
  Loans(1):
     Commercial                              $  309   $   273    $  179   $  175    $  183   $   198    $   217    $    220
     Commercial construction                     38        33        24       24        25        27         26          25
     Real estate - commercial                   181       173       151       43       144       146        146         145
     Real estate - residential                  663       664       656      608       683       807        744         730
     Home equity lines of credit                222       169       138      123       103        99         95          89
     Credit card and other unsecured lines
       of credit                                 62        46        45       47        45        43         41          44
     Other consumer                             126       124       115      131       138       140        143         148
                                             ------   -------    ------   ------    ------   -------    -------    --------
       Total loans                            1,601     1,482     1,308    1,251     1,321     1,460      1,412       1,401
  Securities available for sale, at cost:
     Taxable                                    108       111        70       74        73        71         93         102
     Tax-exempt                                  12        12        13       12        12        13         13          13
                                             ------   -------    ------   ------    ------   -------    -------    --------
       Total securities available for sale      120       123        83       86        85        84        106         115
  Federal funds sold, security resale
     agreements, and  other investments          31        15        11       13        10        10         10          11
                                             ------   -------    ------   ------    ------   -------    -------    --------
  TOTAL EARNING ASSETS                       $1,752   $ 1,620    $1,402   $1,350    $1,416   $ 1,554    $ 1,528    $  1,527
                                             ======   =======    ======   ======    ======   =======    =======    ========

LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts           $   77   $    61    $   57   $   57    $   59   $    63    $    67    $     68
     Savings accounts                             2         3         2        2         2         3          3           3
     Consumer time deposits                     124       114       117      112       118       120        131         137
     Other deposits                              25        19         4        2         4         8         10          12
     Foreign deposits                            47        34        22       15        17        19         25          23
     Federal funds borrowed                      21        20        16       14        16        27         35          36
     Security repurchase agreements              10         5         4        4         4         4          5           6
     Borrowed funds                               5         4         3        3         2         2          5           9
     Long-term debt                             198       164       110      116       153       157        145         132
                                             ------   -------    ------   ------    ------   -------    -------    --------
  TOTAL INTEREST BEARING LIABILITIES         $  509   $   424    $  335   $  325    $  375   $   403    $   426    $    426
                                             ======   =======    ======   ======    ======   =======    =======    ========

TAX-EQUIVALENT NET INTEREST INCOME           $1,243   $ 1,196    $1,067   $1,025    $1,041   $ 1,151    $ 1,102    $  1,101
                                             ======   =======    ======   ======    ======   =======    =======    ========

MEMO:
Interest bearing core deposits               $  203   $   178    $  176   $  171    $  179   $   186    $   201    $    208
Interest bearing total deposits                 275       231       202      188       200       213        236         243
Borrowed funding and long-term debt             234       193       133      137       175       190        190         183

Amortization of fair value adjustments
    included above(2):
     Loans                                  ($    9) ($    13)        -        -         -         -          -           -
     Deposits                                   (21)      (34)        -        -         -         -          -           -
     Long-term debt                             (17)      (20)        -        -         -         -          -           -

                                                   2002             FOR THE YEAR
                                                 --------    ----------------------------
                                                 4TH QTR      2004       2003     2002
                                                 --------    -------    -------   -------
INTEREST

ASSETS
Earning Assets:
  Loans(1):
     Commercial                                  $    262    $   936    $   818   $ 1,133
     Commercial construction                           22        119        103        79
     Real estate - commercial                         136        648        581       534
     Real estate - residential                        606      2,591      2,964     2,119
     Home equity lines of credit                       98        652        386       351
     Credit card and other unsecured lines
       of credit                                       43        200        173       176
     Other consumer                                   227        496        569       953
                                                 --------    -------    -------   -------
       Total loans                                  1,394      5,642      5,594     5,345
  Securities available for sale, at cost:
     Taxable                                          124        363        339       509
     Tax-exempt                                        13         49         51        55
                                                 --------    -------    -------   -------
       Total securities available for sale            137        412        390       564
  Federal funds sold, security resale
     agreements, and  other investments                 9         70         41        37
                                                 --------    -------    -------   -------
  TOTAL EARNING ASSETS                           $  1,540    $ 6,124    $ 6,025   $ 5,946
                                                 ========    =======    =======   =======

LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts               $     77    $   252    $   257   $   301
     Savings accounts                                   5          9         11        21
     Consumer time deposits                           149        467        506       646
     Other deposits                                    15         50         34        67
     Foreign deposits                                  30        118         84       114
     Federal funds borrowed                            34         71        114       116
     Security repurchase agreements                     8         23         19        35
     Borrowed funds                                    12         15         18        37
     Long-term debt                                   129        588        587       573
                                                 --------    -------    -------   -------
  TOTAL INTEREST BEARING LIABILITIES             $    459    $ 1,593    $ 1,630   $ 1,910
                                                 ========    =======    =======   =======

TAX-EQUIVALENT NET INTEREST INCOME               $  1,081    $ 4,531    $ 4,395   $ 4,036
                                                 ========    =======    =======   =======

MEMO:
Interest bearing core deposits                   $    231    $   728    $   774   $   968
Interest bearing total deposits                       276        896        892     1,149
Borrowed funding and long-term debt                   183        697        738       761

Amortization of fair value adjustments
    included above(2):
     Loans                                              -   ($    22)         -         -
     Deposits                                           -        (55)         -         -
     Long-term debt                                     -        (37)         -         -

(1) Includes loans held for sale or securitization

(2) Fair value adjustments recognized under the purchase method of accounting in connection with acquisitions

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
             AVERAGE BALANCES/NET INTEREST INCOME/RATES (CONTINUED)
                                 ($ IN MILLIONS)

                                                                2004                                   2003
                                               -------------------------------------   ------------------------------------
                                               4TH QTR    3RD QTR   2ND QTR  1ST QTR   4TH QTR   3RD QTR   2ND QTR  1ST QTR
                                               -------    -------   -------  -------   -------   -------   -------  -------
RATES

ASSETS
Earning Assets:
  Loans(1):
     Commercial                                  4.90%     4.36%     3.69%     3.72%    3.63%     3.73%     3.94%     3.97%
     Commercial construction                     5.11      4.64      4.34      4.30     4.07      4.48      4.49      4.65
     Real estate - commercial                    5.84      5.58      5.61      5.87     5.99      6.10      6.18      6.25
     Real estate - residential                   6.36      6.47      6.26      6.26     6.41      6.31      6.39      6.71
     Home equity lines of credit                 4.92      4.16      4.29      4.33     3.97      4.11      4.36      4.36
     Credit card and other unsecured lines of
      credit                                    10.37      8.16      8.02      8.30     7.57      7.81      8.06      8.68
     Other consumer                              6.35      6.51      6.43      6.62     6.76      6.79      7.19      7.55
                                                -----      ----      ----      ----     ----      ----      ----      ----
       Total loans                               5.78      5.52      5.42      5.49     5.52      5.59      5.70      5.89
  Securities available for sale, at cost:
     Taxable                                     4.90      4.92      4.69      5.01     4.92      4.81      5.47      5.37
     Tax-exempt                                  7.02      7.28      7.62      7.53     7.50      7.50      7.68      8.06
                                                -----      ----      ----      ----     ----      ----      ----      ----
       Total securities available for sale       5.06      5.08      4.98      5.26     5.19      5.08      5.68      5.58
  Federal funds sold, security resale
     agreements, and other investments           8.69      3.94      3.97      6.49     3.26      3.29      5.33      5.71
                                                -----      ----      ----      ----     ----      ----      ----      ----
  TOTAL EARNING ASSETS                           5.76      5.46      5.37      5.48     5.47      5.53      5.70      5.86
                                                =====      ====      ====      ====     ====      ====      ====      ====

LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts               1.03       .82       .80       .83      .88       .96      1.07      1.18
     Savings accounts                             .37       .34       .35       .35      .36       .39       .46       .58
     Consumer time deposits                      2.94      2.78      3.50      3.47     3.55      3.58      3.74      3.86
     Other deposits                              2.03      1.46      1.13      1.13     1.07      1.05      1.26      1.42
     Foreign deposits                            1.83      1.35       .98       .94      .94      1.05      1.42      1.42
     Federal funds borrowed                      2.11      1.56      1.15      1.13     1.09      1.37      1.57      1.59
     Security repurchase agreements              1.20       .77       .56       .55      .53       .53       .71       .73
     Borrowed funds                              1.30      1.35       .81       .75      .96       .98      1.21      1.38
     Long-term debt                              2.72      2.54      2.21      2.18     2.42      2.26      2.44      2.33
                                                -----      ----      ----      ----     ----      ----      ----      ----
  TOTAL INTEREST BEARING LIABILITIES             1.98      1.71      1.59      1.62     1.74      1.75      1.92      1.96
                                                =====      ====      ====      ====     ====      ====      ====      ====

NET INTEREST SPREAD                              3.78      3.75      3.78      3.86     3.73      3.78      3.78      3.90
Contribution of noninterest bearing sources
 of funds                                         .31       .29       .31       .30      .30       .32       .33       .31
                                                -----      ----      ----      ----     ----      ----      ----      ----
NET INTEREST MARGIN                              4.09%     4.04%     4.09%     4.16%    4.03%     4.10%     4.11%     4.21%
                                                =====      ====      ====      ====     ====      ====      ====      ====

MEMO:
Interest bearing core deposits                   1.64%     1.45%     1.59%     1.61%    1.68%     1.76%     1.93%     2.10%
Interest bearing total deposits                  1.70      1.43      1.48      1.51     1.56      1.62      1.82      1.97
Borrowed funding and long-term debt              2.47      2.21      1.79      1.78     1.99      1.92      2.05      1.95

                                                2002        FOR THE YEAR
                                               -------   ------------------
                                               4TH QTR   2004   2003   2002
                                               -------   ----   ----   ----
RATES

ASSETS
Earning Assets:
  Loans(1):
     Commercial                                 4.39%    4.23%  3.82%  4.72%
     Commercial construction                    5.29     4.63   4.41   5.72
     Real estate - commercial                   6.46     5.72   6.13   6.68
     Real estate - residential                  6.66     6.34   6.45   7.15
     Home equity lines of credit                4.97     4.45   4.18   5.02
     Credit card and other unsecured lines of
      credit                                    8.53     8.73   8.01   9.26
     Other consumer                             8.16     6.48   7.07   8.38
                                                ----     ----   ----   ----
       Total loans                              6.10     5.56   5.69   6.42
  Securities available for sale, at cost:
     Taxable                                    5.67     4.88   5.17   6.25
     Tax-exempt                                 8.14     7.36   7.68   8.15
                                                ----     ----   ----   ----
       Total securities available for sale      5.84     5.08   5.41   6.39
  Federal funds sold, security resale
     agreements, and other investments          3.88     5.77   4.17   4.26
                                                ----     ----   ----   ----
  TOTAL EARNING ASSETS                          6.06     5.53   5.64   6.40
                                                ====     ====   ====   ====

LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts              1.37      .87   1.01   1.45
     Savings accounts                            .71      .35    .45    .82
     Consumer time deposits                     4.00     3.14   3.69   4.28
     Other deposits                             1.73     1.64   1.23   1.84
     Foreign deposits                           1.62     1.32   1.20   1.81
     Federal funds borrowed                     1.83     1.45   1.44   2.12
     Security repurchase agreements              .95      .78    .63   1.04
     Borrowed funds                             1.50     1.03   1.20   1.55
     Long-term debt                             2.44     2.45   2.36   2.94
                                                ----     ----   ----   ----
  TOTAL INTEREST BEARING LIABILITIES            2.14     1.74   1.84   2.42
                                                ====     ====   ====   ====

NET INTEREST SPREAD                             3.92     3.79   3.80   3.98
Contribution of noninterest bearing sources
 of funds                                        .34      .30    .31    .36
                                                ----     ----   ----   ----
NET INTEREST MARGIN                             4.26%    4.09%  4.11%  4.34%
                                                ====     ====   ====   ====

MEMO:
Interest bearing core deposits                  2.31%    1.57%  1.86%  2.52%
Interest bearing total deposits                 2.17     1.54   1.74   2.38
Borrowed funding and long-term debt             2.08     2.09   1.98   2.48

(1)   Includes loans held for sale or securitization

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                                STOCKHOLDER DATA
                     ($ IN MILLIONS, EXCEPT PER SHARE DATA)

                                                         2004                                           2003
                                      -------------------------------------------    ------------------------------------------
                                      4TH QTR     3RD QTR    2ND QTR     1ST QTR     4TH QTR     3RD QTR    2ND QTR    1ST QTR
                                      -------     -------    -------    ---------    --------    --------   --------   --------
Per common share:
  Basic net income                    $   1.48    $    .88   $    .84    $   1.17    $    .89    $    .56   $    .96   $   1.05
  Diluted net income                      1.46         .86        .83        1.16         .88         .56        .94       1.05
  Trailing four quarters basic
    net income                            4.37        3.78       3.46        3.58        3.46        3.03       3.03       2.69
  Trailing four quarters diluted
    net income                            4.31        3.73       3.43        3.54        3.43        3.01       3.01       2.67
  Dividends declared                       .35         .35        .32         .32         .32         .32       .305       .305
  Dividends paid                           .35         .35        .32         .32         .32         .32       .305       .305
Dividend payout ratio(1)                 23.97%      40.70%     38.55%      27.59%      36.36%      57.14%     32.45%     29.05%
Dividend yield (annualized)(2)            3.73        3.63       3.66        3.60        3.77        4.34       3.73       4.38
P/E ratio(3)                              8.71 x     10.35 x    10.21 x     10.05 x      9.90 x      9.79 x    10.87 x    10.43 x

Common dividends declared             $  231.9    $  235.0   $  199.4    $  194.5    $  195.3    $  196.5   $  186.4   $ 186.6
Preferred dividends declared                .4          .4          -           -           -           -          -          -

Common dividends paid                    231.9       235.0      199.4       194.5       195.3       196.5      186.4      186.6
Preferred dividends paid                    .4          .4          -           -           -           -          -          -

Shares outstanding(4):
  Average basic                        652,949     663,339    619,098     605,917     607,624     613,574    612,120    611,522
  Average diluted                      666,250     677,143    625,476     612,597     612,712     618,969    618,384    615,579
  Ending common                        646,750     658,273    612,880     606,560     605,996     609,137    613,426    610,972

Common stock price:
  High                                $  39.66    $  39.35   $  36.10    $  37.10    $  34.44    $  34.56   $  34.97   $  29.45
  Low                                    36.07       34.35      32.60       32.14       29.46       29.03      27.72      26.53
  Close                                  37.55       38.62      35.01       35.58       33.94       29.46      32.71      27.85

Book value per common share           $  19.80    $  18.98   $  16.86    $  16.25    $  15.39    $  14.89   $  14.72   $  14.05
Tangible book value per common share     14.36       13.57      14.43       14.33       13.47       12.96      12.80      12.18
Other comprehensive income per share       .16         .13        .07         .11         .11         .08        .06        .09

Market to book value                     189.6%      203.5%     207.7%      219.0%      220.5%      197.9%     222.2%     198.2%

Market capitalization of common stock $ 24,285    $ 25,422   $ 21,457    $ 21,581    $ 20,568    $ 17,945   $ 20,065   $ 17,016

                                         2002         FOR THE YEAR
                                      -------    -------------------------
                                      4TH QTR     2004     2003     2002
                                      -------    -------  -------  -------
Per common share:
  Basic net income                    $    .46   $   4.37 $   3.46 $   2.37
  Diluted net income                       .46       4.31     3.43     2.35
  Trailing four quarters basic
    net income                            2.37
  Trailing four quarters diluted
    net income                            2.35
  Dividends declared                      .305       1.34     1.25     1.20
  Dividends paid                          .305       1.34     1.25     1.20
Dividend payout ratio(1)                 66.30%     31.09%   36.44%   51.06%
Dividend yield (annualized)(2)            4.47
P/E ratio(3)                             11.63 x

Common dividends declared             $  186.7   $  860.8 $  764.8 $  732.2
Preferred dividends declared                 -         .8        -        -

Common dividends paid                    186.7      860.8    764.8    732.2
Preferred dividends paid                     -         .8        -        -

Shares outstanding(4):
  Average basic                        611,896    635,450  611,206  610,187
  Average diluted                      615,972    645,511  616,410  616,174
  Ending common                        611,491

Common stock price:
  High                                $  29.82   $  39.66 $  34.97 $  33.75
  Low                                    24.60      32.14    26.53    24.60
  Close                                  27.32

Book value per common share           $  13.35
Tangible book value per common share     11.46
Other comprehensive income per share       .11

Market to book value                     204.6%

Market capitalization of common stock  $16,706

(1)   Dividend declared divided by diluted net income per common share

(2)   Dividend declared (annualized) divided by quarter-end stock price

(3) Quarter-end stock price divided by trailing-four-quarters diluted net income per common share

(4)   In thousands

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                          CAPITALIZATION (PERIOD END)
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                           2004                                2003
                                           -----------------------------------  ----------------------------------
                                           4TH QTR   3RD QTR  2ND QTR  1ST QTR  4TH QTR  3RD QTR  2ND QTR  1ST QTR
                                           -------   -------  -------  -------  -------  -------  -------  -------
LONG-TERM DEBT AND BORROWED FUNDS
LONG-TERM DEBT:
Holding company debt:
  Senior notes                              $   559  $   566  $   476  $   499  $   295  $   297  $   304  $   295
  Subordinated debt                           1,354    1,381    1,513    1,597    1,969    1,986    2,041    1,991
  Junior subordinated debentures owed
    to unconsolidated subsidiary trusts         605      609      249      186      186      186        -        -
  Other                                           1        1        1        2        2        2        2        3
                                           --------  -------  -------  -------  -------  -------  -------  -------
    Total holding company debt                2,519    2,557    2,239    2,284    2,452    2,471    2,347    2,289
Subsidiary debt:
  Subordinated debt                           2,057    2,091    2,012    2,117    2,080    2,101    2,168    1,785
  Senior bank notes                          18,549   17,987   12,360   11,489   15,266   18,732   19,239   15,716
  Capital securities                              -        -        -        -        -        -      180      180
  FHLB advances                               4,904    4,965    3,881    3,668    3,868    4,000    4,004    4,002
  Secured debt financings                       667      893        -        -        -        -        -        -
                                           --------  -------  -------  -------  -------  -------  -------  -------
    Total subsidiary debt                    26,177   25,936   18,253   17,274   21,214   24,833   25,591   21,683
                                           --------  -------  -------  -------  -------  -------  -------  -------
  TOTAL LONG-TERM DEBT                      $28,696  $28,493  $20,492  $19,558  $23,666  $27,304  $27,938  $23,972
                                           ========  =======  =======  =======  =======  =======  =======  =======
BORROWED FUNDS:
U.S. Treasury demand notes                  $ 1,024  $ 6,374  $ 2,986     $569  $ 5,655  $   847  $ 1,550  $   352
Short-term senior bank notes                    195      100      100        -        -        -      290      555
Commercial paper and other                      817    1,153      817      812      960      626      828      829
                                           --------  -------  -------  -------  -------  -------  -------  -------
  TOTAL BORROWED FUNDS                      $ 2,036  $ 7,627  $ 3,903  $ 1,381  $ 6,615  $ 1,473  $ 2,668  $ 1,736
                                           ========  =======  =======  =======  =======  =======  =======  =======
STOCKHOLDERS' EQUITY
Preferred                                         -        -        -        -        -        -        -        -
Common                                      $12,804  $12,492  $10,335  $ 9,854  $ 9,329  $ 9,068  $ 9,030  $ 8,587
                                           --------  -------  -------  -------  -------  -------  -------  -------
  TOTAL STOCKHOLDERS' EQUITY                $12,804  $12,492  $10,335  $ 9,854  $ 9,329  $ 9,068  $ 9,030  $ 8,587
                                           ========  =======  =======  =======  =======  =======  =======  =======
ACCUMULATED OTHER COMPREHENSIVE INCOME,
  NET OF TAX:
SFAS 115 unrealized gain, net               $   107  $   138  $    45  $   149  $   132  $   153  $   183  $   191
SFAS 133 unrealized loss, net              ($     6)     (51)      (3)     (81)     (67)    (103)    (149)    (135)
                                           --------  -------  -------  -------  -------  -------  -------  -------
  TOTAL ACCUMULATED OTHER COMPREHENSIVE
    INCOME, NET OF TAX                      $   101  $    87  $    42  $    68  $    65  $    50  $    34  $    56
                                           ========  =======  =======  =======  =======  =======  =======  =======
RISK-BASED CAPITAL(1)
Tier 1 capital                              $ 9,815  $ 9,578  $ 9,018  $ 8,864  $ 8,420  $ 8,052  $ 7,987  $ 7,536
Total risk-based capital                     13,962   13,793   13,070   12,946   12,561   12,199   12,187   11,220
Risk-weighted assets                        119,151  116,822   99,909   94,709   95,772   99,255   98,335   96,348

Tier 1 capital ratio                           8.24%    8.20%    9.03%    9.36%    8.79%    8.11%    8.12%    7.82%
Total risk-based capital ratio                11.72    11.81    13.08    13.67    13.12    12.29    12.39    11.65
Leverage ratio                                 7.31     7.38     7.90     8.19     7.43     6.58     6.78     6.55

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased            12.9     16.0      9.0      2.2      4.8      5.3        -      1.4
Average price per share of repurchased
   common shares                            $ 37.86  $ 36.83  $ 35.06  $ 34.53  $ 32.53  $ 30.10        -  $ 27.24
Total cost                                  $ 488.2  $ 589.2  $ 315.9  $  75.4  $ 154.7  $ 160.3        -  $  37.6
Common shares remaining under
  authorization(2)                             37.1     25.0     41.0     50.0     27.8     32.6     37.9     37.9

SELECTED RATIOS AND OTHER
Long-term debt to equity                     224.13%  228.08%  198.28%  198.47%  253.69%  301.11%  309.40%  279.16%
Long-term debt to total capitalization        69.15    69.52    66.47    66.50    71.73    75.07    75.57    73.63
Equity to assets*                              9.19     9.15     8.83     8.84     8.18     7.49     7.32     7.30
Common equity to assets*                       9.19     9.15     8.83     8.84     8.18     7.49     7.32     7.30
Tangible equity to assets(3)*                  6.84     6.72     7.65     7.88     7.23     6.59     6.42     6.39
Tangible common equity to assets(3)*           6.84     6.72     7.65     7.88     7.23     6.59     6.42     6.39

Minority interest(4)                        $   240  $   332  $   164  $   157  $   156  $   151  $    73  $    71

                                              2002           FOR THE YEAR
                                             -------  --------------------------
                                             4TH QTR    2004     2003     2002
                                             -------  -------   -------  -------
LONG-TERM DEBT AND BORROWED FUNDS
LONG-TERM DEBT:
Holding company debt:
  Senior notes                                     -
  Subordinated debt                          $ 2,002
  Junior subordinated debentures owed
    to unconsolidated subsidiary trusts            -
  Other                                            3
                                             -------
    Total holding company debt                 2,005
Subsidiary debt:
  Subordinated debt                            1,796
  Senior bank notes                           14,998
  Capital securities                             180
  FHLB advances                                3,751
  Secured debt financings                          -
                                             -------
    Total subsidiary debt                     20,725
                                             -------
  TOTAL LONG-TERM DEBT                       $22,730
                                             =======
BORROWED FUNDS:
U.S. Treasury demand notes                   $ 8,882
Short-term senior bank notes                   1,560
Commercial paper and other                     1,052
                                             -------
  TOTAL BORROWED FUNDS                       $11,494
                                             =======
STOCKHOLDERS' EQUITY
Preferred                                          -
Common                                       $ 8,161
                                             -------
  TOTAL STOCKHOLDERS' EQUITY                 $ 8,161
                                             =======
ACCUMULATED OTHER COMPREHENSIVE INCOME,
  NET OF TAX:
SFAS 115 unrealized gain, net                $   223
SFAS 133 unrealized loss, net                   (156)
                                             -------
  TOTAL ACCUMULATED OTHER COMPREHENSIVE
    INCOME, NET OF TAX                       $    67
                                             =======
RISK-BASED CAPITAL(1)
Tier 1 capital                               $ 7,116
Total risk-based capital                      10,850
Risk-weighted assets                          95,416

Tier 1 capital ratio                            7.46%
Total risk-based capital ratio                 11.37
Leverage ratio                                  6.39

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased              1.3      40.1     11.5      1.3
Average price per share of repurchased
   common shares                             $ 25.73  $  36.64  $ 30.76  $ 25.73
Total cost                                   $  32.5  $1,468.7  $ 352.6  $  32.5
Common shares remaining under
  authorization(2)                              14.3

SELECTED RATIOS AND OTHER
Long-term debt to equity                      278.52%
Long-term debt to total capitalization         73.58
Equity to assets*                               6.91
Common equity to assets*                        6.91
Tangible equity to assets(3)*                   5.99
Tangible common equity to assets(3)*            5.99

Minority interest(4)                         $    70

(1)   Fourth quarter 2004 risk-based capital is based upon preliminary data

(2) In December 2004, National City's Board of Directors authorized an additional 25 million shares of issued and outstanding common stock. This new authorization is incremental to the February 2004 share repurchase authorization, for 50 million shares, which replaced all previous share authorizations.

(3)   Excludes goodwill and other intangible assets

(4)   Included in other liabilities on the consolidated balance sheet

 *    See note on Summary of Presentation Changes

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                               NONINTEREST INCOME
                                ($ IN MILLIONS)

                                              2004                                2003                 2002       FOR THE YEAR
                               ----------------------------------  ---------------------------------- -------  --------------------
                               4TH QTR  3RD QTR  2ND QTR  1ST QTR  4TH QTR  3RD QTR  2ND QTR  1ST QTR 4TH QTR  2004    2003   2002
                               -------  -------  -------  -------  -------  ------- --------  ------- -------  ------ ------ ------
Mortgage banking revenue       $  142   $  370   $  193   $  579   $  451    ($27)  $  427    $  631  $   45   $1,284 $1,482 $  590
Deposit service charges           175      172      162      147      146     145      142       135     137      656    568    514
Payment processing revenue         23      132      132      122      135     125      113       105     116      409    478    451
Trust and investment
 management fees                   72       74       79       76       72      72       78        69      70      301    291    307
Card-related fees                  32       35       38       37       42      42       44        41      46      142    169    157
Other service fees                 33       28       29       23       24      28       26        28      26      113    106    102
Brokerage revenue                  39       34       34       32       31      33       34        24      26      139    122    109
Leasing revenue                    81       87        6        6        8      11        8        10       8      180     37     40
Ineffective hedge and other
 derivative gains, net(1)          28        2       35        8       25     (11)      79         7      12       73    100     24
Principal investment gains
 (losses), net                     10       19       17       23        -      17      (16)        6      (2)      69      7    (23)
Student loan sale gains             -        1       15        -        -       1        6         -       -       16      7     11
Gain on sale of National
 Processing, Inc.                 714        -        -        -        -       -        -         -       -      714      -      -
Gain on sale of Upper
 Peninsula branches                14        -        -        -        -       -        -         -       -       14      -      -
Gain on sale of Corporate
 Trust Bond
 Administration business           (3)       -       65        -        -       -        -         -       -       62      -      -
Initial gain from the
 securitization
 of automobile receivables          -        -        -        9        -       -        -         -       -        9      -     25
Initial gain from the
 securitization
 of credit card receivables         -        -        -        -        -       -        -         -       -        -      -     25
Consideration from the sale
 of NAMCO preferred shares          -        -        -        -        -       -        -         -       -        -      -      5
All other                          82       69       56       56       47      48       40        47      44      263    182    157
                               ------   ------   ------   ------   ------   -----   ------    ------  ------   ------ ------ ------
 TOTAL FEES AND OTHER INCOME    1,442    1,023      861    1,118      981     484      981     1,103     528    4,444  3,549  2,494
Bank stock fund                     3        -        -        -        7       1       32         -     (16)       3     40     75
Other securities                    8        3        5        -        3       4        -         -      (1)      16      7      6
                               ------   ------   ------   ------   ------   -----   ------    ------  ------   ------ ------ ------
 TOTAL SECURITIES GAINS
  (LOSSES), NET                    11        3        5        -       10       5       32         -     (17)      19     47     81
                               ------   ------   ------   ------   ------   -----   ------    ------  ------   ------ ------ ------
    TOTAL NONINTEREST INCOME   $1,453   $1,026   $  866   $1,118   $  991   $ 489   $1,013    $1,103  $  511   $4,463 $3,596 $2,575
                               ======   ======   ======   ======   ======   =====   ======    ======  ======   ====== ====== ======

MEMO:
  Operating lease intangible
  amortization(2)             ($    9) ($   11)

(1) Ineffective hedge and other derivative gains and losses related to mortgage banking activities are included in mortgage banking revenue

(2) Represents amortization of operating lease intangible asset recognized in connection with the acquisition of Provident, included in leasing revenue

                              NONINTEREST EXPENSE
                                ($ IN MILLIONS)

                                            2004                                2003                    2002       FOR THE YEAR
                               --------------------------------  -----------------------------------  -------- ---------------------
                               4TH QTR  3RD QTR 2ND QTR 1ST QTR  4TH QTR  3RD QTR  2ND QTR   1ST QTR   4TH QTR  2004    2003   2002
                               -------  ------- ------- -------  -------  -------  -------  --------  -------- ------  ------ ------
Salaries, benefits, and other
 personnel                     $  685    $ 661  $  594  $  549   $  541    $  571  $  542   $  561    $  527   $2,489  $2,215 $1,865
Equipment                          92       73      69      66       72        55      59       59        60      300     245    222
Net occupancy                      69       66      59      60       61        58      56       58        59      254     233    225
Third-party services               95       82      73      68       88        71      71       65        71      318     295    239
Card processing                    13       59      60      58       60        54      52       52        54      190     218    211
Telecommunications                 22       21      23      19       22        22      19       21        22       85      84     86
Marketing and public relations     33       30      30      22       30        22      67       17        19      115     136    146
Leasing expense                    57       63       2       4        3        (5)      5       49        14      126      52     94
Postage                            21       22      20      20       19        22      18       20        19       83      79     74
Travel and entertainment           25       22      19      16       19        15      14       13        18       82      61     61
Supplies                           19       17      15      14       16        15      15       13        15       65      59     54
State and local taxes              16       16      13      15       16        16      14       16        15       60      62     61
Intangible asset amortization      16       17       7       6        6         6       6        5         6       46      23     21
FDIC assessments                    2        3       3       2        3         2       3        2         4       10      10     10
OREO expense, net                   3        2       2       2        5         4       6        3         8        9      18     24
Building lease termination
 penalty                            -        -       -       -        -         -       9        -         -        -       9      -
Impairment, fraud, and other
 losses, net                       15       20      26      10       24        14      16        9        34       71      63    136
Loss on commercial paper
 conduit consolidation              -        -       -       -        -         -       -        -         -        -       -     16
All other                          88       59      60      55       60        66      54       46        66      262     226    185
                               ------   ------  ------  ------   ------    ------  ------   ------    ------   ------  ------ ------
 TOTAL NONINTEREST EXPENSE     $1,271   $1,233  $1,075  $  986   $1,045    $1,008  $1,026   $1,009    $1,011   $4,565  $4,088 $3,730
                               ======   ======  ======  ======   ======    ======  ======   ======    ======   ======  ====== ======

MEMO:
  Merger integration costs     $   39   $   28  $    6  $    1                                                    $74

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                SALARIES, BENEFITS, AND OTHER PERSONNEL EXPENSE
                                ($ IN MILLIONS)

                                                           2004                                      2003
                                          ---------------------------------------   -------------------------------------
                                          4TH QTR   3RD QTR     2ND QTR   1ST QTR   4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                          --------  --------    -------   -------   -------   -------   -------   -------
Salaries and wages                         $ 353     $ 363      $ 318      $ 313    $ 313     $ 310      $ 303     $ 299
Incentive compensation                       208       198        210        157      167       264        241       171
Deferred personnel costs                     (94)      (99)      (104)       (81)    (101)     (145)      (155)     (110)
Stock-based compensation                      28        15         12         12       10        10          6         4
Payroll taxes                                 31        37         36         44       28        33         37        43
Contract labor                                62        36         32         19       38        29         23        20
Medical and other benefits                    37        54         48         46       45        42         49        44
Defined contribution plans                    15        18         17         22       13        14         17        23
Defined benefit pension plan                   2         2          3          2       (4)       (4)        (4)       (4)
Market valuation adjustments
on deferred compensation liabilities          18         4          7          3       19         3         18        (1)
Severance and other                           25        33         15         12       13        15          7        72
                                           -----     -----      -----      -----    -----     -----      -----     -----
TOTAL SALARIES, BENEFITS,
AND OTHER PERSONNEL EXPENSE                $ 685     $ 661      $ 594      $ 549    $ 541     $ 571      $ 542     $ 561
                                           =====     =====      =====      =====    =====     =====      =====     =====

                                              2002             FOR THE YEAR
                                             -------  ----------------------------
                                             4TH QTR   2004        2003     2002
                                             -------  -------     -------  -------
Salaries and wages                            $ 301   $ 1,347     $ 1,225  $ 1,174
Incentive compensation                          230       773         843      639
Deferred personnel costs                       (125)     (378)       (511)    (361)
Stock-based compensation                          4        67          30       11
Payroll taxes                                    29       148         141      125
Contract labor                                   26       149         110       72
Medical and other benefits                       36       185         180      155
Defined contribution plans                       15        72          67       62
Defined benefit pension plan                    (12)        9         (16)     (57)
Market valuation adjustments
on deferred compensation liabilities              6        32          39      (11)
Severance and other                              17        85         107       56
                                              -----   -------     -------  -------
TOTAL SALARIES, BENEFITS,
AND OTHER PERSONNEL EXPENSE                   $ 527   $ 2,489     $ 2,215  $ 1,865
                                              =====   =======     =======  =======

             FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

                                                              2004                                  2003                    2002
                                               -----------------------------------  ------------------------------------   -------
                                               4TH QTR  3RD QTR   2ND QTR  1ST QTR  4TH QTR  3RD QTR   2ND QTR   1ST QTR   4TH QTR
                                               -------  -------   -------  -------  -------  -------  --------  --------   -------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial
Services                                        12,944  12,678    12,334    11,996   12,093   11,794    11,450    11,472    11,665
  Wholesale Banking                              2,271   2,261     1,672     1,582    1,562    1,574     1,583     1,739     1,785
  National City Mortgage Co.(2)                  7,795   7,657     7,800     7,678    7,852    8,191     8,079     7,492     7,156
  National Consumer Finance(2)
     First Franklin Financial Corporation        2,391   2,481     2,241     2,012    1,943    1,721     1,475     1,399     1,291
     National City Home Loan Services              325     326       338       328      357      352       344       362       370
     National Home Equity                          415     415       391       312      311      283       253       230       225
     National City Warehouse Resources              69      63         -         -        -        -         -         -         -
     Provident PCFS(3)                             245     437         -         -        -        -         -         -         -
                                                ------  ------    ------   -------   ------  -------    ------    ------    ------
  Total National Consumer Finance                3,445   3,722     2,970     2,652    2,611    2,356     2,072     1,991     1,886
  Asset Management                               1,516   1,533     1,511     1,483    1,510    1,505     1,522     1,642     1,733
  National Processing(4)                             -   1,608     1,655     1,671    1,693    1,705     1,689     1,761     1,791

CORPORATE SUPPORT STAFF(5)                       7,259   6,933     6,120     5,974    6,010    6,063     6,019     6,536     6,715
                                                ------  ------    ------    ------   ------   ------    ------    ------    ------

  TOTAL EMPLOYEES                               35,230  36,392    34,062    33,036   33,331   33,188    32,414    32,633    32,731
                                                ======  ======    ======    ======   ======   ======    ======    ======    ======

(1)   Represents period-end, active, full-time equivalent employees

(2) Effective January 1, 2004, National City Mortgage Co. was designated as a separate line of business. See page 29 of the Line of Business Results section for further details of this reporting change.

(3)   Provident PCFS was sold effective December 1, 2004

(4)   In October 2004, the National Processing business was sold to Bank of
      America

(5) Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            CREDIT QUALITY STATISTICS
                                 ($ IN MILLIONS)

                                                            2004                                     2003
                                                 ----------------------------------   ----------------------------------
                                                 4TH QTR  3RD QTR  2ND QTR  1ST QTR   4TH QTR  3RD QTR  2ND QTR  1ST QTR
                                                 -------  -------  -------  -------   -------  -------  -------  -------
LOAN LOSS ALLOWANCE

Beginning loan loss allowance*                   $ 1,178   $1,028   $1,011   $1,023   $ 1,030   $1,053   $1,032   $1,006
Provision for credit losses*                         108      100       61       70       145      102      185      196
Allowance related to loans acquired, sold,
  or securitized                                       6      147       19        -        (2)       -        -        -
Charge-offs:
  Commercial                                          60       63       17       30        81       43      100      104
  Commercial construction                             10        2        -        -         1        1        1        -
  Real estate - commercial                             8        6        7        2        13       10        5        3
  Real estate - residential                           34       30       34       28        32       48       31       41
  Home equity lines of credit                          8        6        7        6         6        6        6        6
  Credit card and other
   unsecured lines of credit                          25       26       27       31        27       24       25       22
  Other consumer                                      28       24       25       27        29       27       30       35
                                                 -------  -------  -------  -------   -------  -------  -------  -------
Total charge-offs                                    173      157      117      124       189      159      198      211
                                                 -------  -------  -------  -------   -------  -------  -------  -------

Recoveries:
  Commercial                                          42       22       23       14        13        9       11       11
  Commercial construction                              1        -        -        -         -        -        -        -
  Real estate - commercial                             3        4        3        3         3        1        -        1
  Real estate - residential                           10       18       14       10        10       11        6       10
  Home equity lines of credit                          2        3        3        2         2        2        1        2
  Credit card and other unsecured
    lines of credit                                    2        2        2        2         2        2        2        2
  Other consumer                                       9       11        9       11         9        9       14       15
                                                 -------  -------  -------  -------   -------  -------  -------  -------
Total recoveries                                      69       60       54       42        39       34       34       41
                                                 -------  -------  -------  -------   -------  -------  -------  -------
Net charge-offs                                      104       97       63       82       150      125      164      170
                                                 -------  -------  -------  -------   -------  -------  -------  -------
Ending loan loss allowance*                      $ 1,188   $1,178   $1,028   $1,011   $ 1,023   $1,030   $1,053   $1,032
                                                 =======  =======  =======  =======   =======  =======  =======  =======

MEMO:
Net charge-offs on:
  Securitized credit cards                       $    19   $   19   $   21   $   17   $    19   $   20   $   21   $   15
  Managed credit cards                                35       35       39       38        37       35       36       28
  Securitized automobile loans                         4        3        3        2         2        2        2        3
  Managed automobile loans(1)                         14       10       10       12        12       11       10       13
  Securitized home equity loans                        -        -        -        -         -        -        -        -
  Managed home equity loans(2)                        10        9        -        -         -        -        -        -

NET CHARGE-OFFS AS A
% OF AVERAGE PORTFOLIO LOANS
  (annualized)
Commercial                                           .30%     .64%    (.11)%    .34%     1.37%     .63%    1.63%    1.67%
Commercial construction                             1.19      .32     (.07)    (.01)      .13      .12      .18      .02
Real estate - commercial                             .18      .09      .16     (.06)      .41      .36      .22      .10
Real estate - residential                            .31      .16      .29      .28       .33      .61      .45      .59
Home equity lines of credit                          .10      .09      .13      .14       .15      .19      .19      .20
Credit card and other unsecured lines of credit     3.92     4.01     4.66     5.08      4.29     4.13     4.46     3.92
Other consumer                                       .91      .77      .80      .91      1.04      .83      .80     1.09
                                                 -------  -------  -------  -------   -------  -------  -------  -------
  TOTAL NET CHARGE-OFFS                              .41%     .41%     .30%     .42%      .76%     .64%     .88%     .95%
                                                 =======  =======  =======  =======   =======  =======  =======  =======

MEMO:

Securitized credit cards                            5.29%    5.33%    5.69%    4.77%     5.20%    5.35%    5.76%    4.29%
Managed credit cards                                5.69%    5.78%    6.38%    6.00%     5.82%    5.58%    6.11%    4.71%
Securitized automobile loans                        1.72%    1.18%     .90%     .83%     1.67%    1.41%    1.32%    1.39%
Managed automobile loans(1)                         1.44%    1.08%     .96%    1.14%     1.09%     .98%     .89%    1.23%
Securitized home equity loans                       1.07%    1.84%       -        -         -        -        -        -
Managed home equity loans(2)                         .16%     .16%       -        -         -        -        -        -

LENDING-RELATED COMMITMENTS
  ALLOWANCE*

Beginning lending-related commitment allowance   $   127   $  117   $  115   $  102   $    99   $   94   $   96   $   92
Allowance related to commitments acquired              -       12        2        -         -        -        -        -
Net provision for credit losses                      (27)      (2)       -       13         3        5       (2)       4
                                                 -------  -------  -------  -------   -------  -------  -------  -------
Ending lending-related commitment allowance      $   100   $  127   $  117   $  115   $   102   $   99   $   94   $   96
                                                 =======  =======  =======  =======   =======  =======  =======  =======

MEMO:

Total Provision for
  Credit Losses                                  $    81   $   98   $   61   $   83   $   148   $  107   $  183  $   200

                                                   2002         FOR THE YEAR
                                                 -------  -----------------------
                                                 4TH QTR   2004     2003     2002
                                                 -------  -------  ------- ------
LOAN LOSS ALLOWANCE

Beginning loan loss allowance*                   $ 1,009  $1,023   $1,006  $  925
Provision for credit losses*                         137     339      628     661
Allowance related to loans acquired, sold,
  or securitized                                       -     172       (2)     (4)
Charge-offs:
  Commercial                                          74     170      328     317
  Commercial construction                              -      12        3       2
  Real estate - commercial                             5      23       31      21
  Real estate - residential                           26     126      152      86
  Home equity lines of credit                          7      27       24      21
  Credit card and other
   unsecured lines of credit                          21     109       98      83
  Other consumer                                      41     104      121     171
                                                 -------  ------   ------  ------
Total charge-offs                                    174     571      757     701
                                                 -------  ------   ------  ------

Recoveries:
  Commercial                                          12     101       44      32
  Commercial construction                              -       1        -       -
  Real estate - commercial                             1      13        5       5
  Real estate - residential                            5      52       37       8
  Home equity lines of credit                          2      10        7       5
  Credit card and other unsecured
    lines of credit                                    2       8        8       8
  Other consumer                                      12      40       47      67
                                                 -------  ------   ------  ------
Total recoveries                                      34     225      148     125
                                                 -------  ------   ------  ------
Net charge-offs                                      140     346      609     576
                                                 -------  ------   ------  ------
Ending loan loss allowance*                      $ 1,006  $1,188   $1,023  $1,006
                                                 =======  ======   ======  ======

MEMO:
Net charge-offs on:
  Securitized credit cards                       $    19  $   76   $   75  $   73
  Managed credit cards                                33     147      136     124
  Securitized automobile loans                         3      12        9       6
  Managed automobile loans(1)                         13      46       46      45
  Securitized home equity loans                        -       -        -       -
  Managed home equity loans(2)                         -      35        -       -

NET CHARGE-OFFS AS A
% OF AVERAGE PORTFOLIO LOANS
  (annualized)
Commercial                                          1.05%    .31%    1.33%   1.19%
Commercial construction                             (.11)    .41      .12     .07
Real estate - commercial                             .16     .09      .27     .20
Real estate - residential                            .49     .26      .49     .50
Home equity lines of credit                          .27     .11      .18     .24
Credit card and other unsecured lines of credit     4.04    4.41     4.21    4.02
Other consumer                                      1.02     .85      .94     .93
                                                 -------  ------   ------  ------
  TOTAL NET CHARGE-OFFS                              .78%    .39%     .80%    .83%
                                                 =======  ======   ======  ======

MEMO:

Securitized credit cards                            5.32%   5.27%    5.15%   5.21%
Managed credit cards                                5.69%   5.96%    5.56%   5.48%
Securitized automobile loans                        1.17%   1.13%    1.43%    .67%
Managed automobile loans(1)                         1.18%   1.15%    1.04%   1.02%
Securitized home equity loans                          -    1.47%       -       -
Managed home equity loans(2)                           -     .18%       -       -

LENDING-RELATED COMMITMENTS
  ALLOWANCE*

Beginning lending-related commitment allowance   $    70  $  102   $   92  $   71
Allowance related to commitments acquired              -      14        -       -
Net provision for credit losses                       22     (16)      10      21
                                                 -------  ------   ------  ------
Ending lending-related commitment allowance      $    92  $  100   $  102  $   92
                                                 =======  ======   ======  ======

MEMO:

Total Provision for
  Credit Losses                                  $   159  $  323   $  638  $  682

(1)   Represents managed portfolio of indirect prime automobile loans

(2) Represents managed portfolio of prime home equity line of credit and home equity installment loans

 *    See note on Summary of Presentation Changes

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                      CREDIT QUALITY STATISTICS (CONTINUED)
                                 ($ IN MILLIONS)

                                                            2004                                   2003                     2002
                                           -------------------------------------   -------------------------------------   -------
                                           4TH QTR   3RD QTR   2ND QTR   1ST QTR   4TH QTR   3RD QTR   2ND QTR   1ST QTR   4TH QTR
                                           -------   -------   -------   -------   -------   -------   -------   -------   -------
NONPERFORMING ASSETS

Commercial                                 $   161   $   212   $   164   $   200   $   257   $   341   $   402   $   379    $  408
Commercial construction                         12        13         2         4         7         9         8         6         6
Real estate - commercial                       102       101        89        68        67        65        75        78        60
Real estate - residential:
  National City Mortgage                       108        88        92       124       103       102        97       110        91
  First Franklin                                59        54        55        55        51        49        47        44        44
  Altegra/Loan Zone                              1        10        12        41        50        60        66        69        76
  Other                                         26        24        25        13        15         3        12        10        17
                                           -------   -------   -------   -------   -------   -------   -------   -------    ------
     Total real estate - residential           194       176       184       233       219       214       222       233       228
                                           -------   -------   -------   -------   -------   -------   -------   -------    ------
Total nonperforming portfolio loans            469       502       439       505       550       629       707       696       702
Other real estate owned (OREO):
  Commercial                                     5        18         4         2         2         4         5         3         3
  Real estate - residential:
     National City Mortgage                     32        31        35        31        43        44        38        43        40
     First Franklin                             42        42        38        39        33        34        31        34        34
     Altegra/Loan Zone                           5         9        15        20        21        28        30        36        38
     Other                                       2         7         3         -         -         -         -         -         -
                                           -------   -------   -------   -------   -------   -------   -------   -------    ------
       Total real estate - residential          81        89        91        90        97       106        99       113       112
                                           -------   -------   -------   -------   -------   -------   -------   -------    ------
  Other                                          3         -         -         -         -         -         -         -         -
Total OREO                                      89       107        95        92        99       110       104       116       115

Mortgage loans held for sale and other           5        19        10         9         8        17         7        10         -
                                           -------   -------   -------   -------   -------   -------   -------   -------    ------
  TOTAL NONPERFORMING ASSETS               $   563   $   628   $   544   $   606   $   657   $   756   $   818   $   822    $  817
                                           =======   =======   =======   =======   =======   =======   =======   =======    ======

PERCENTAGE OF NONPERFORMING ASSETS
   BY CATEGORY

Commercial                                      29 %      34 %      30 %      34 %      40 %      45 %      49 %      46 %      50 %
Commercial construction                          2         2         -         1         1         1         1         1         1
Real estate - commercial                        18        16        16        11        10         9         9         9         7
Real estate - residential:
  National City Mortgage                        19        15        17        20        15        14        13        14        12
  First Franklin                                10         8        10         9         8         6         5         5         5
  Altegra/Loan Zone                              0         2         2         7         8         8         8         8         9
  Other                                          5         3         5         2         2         -         1         1         2
                                           -------   -------   -------   -------   -------   -------   -------   -------    ------
     Total real estate - residential            34        28        34        38        33        28        27        28        28
                                           -------   -------   -------   -------   -------   -------   -------   -------    ------
Total nonperforming portfolio loans             83        80        80        84        84        83        86        84        86
Other real estate owned (OREO):
  Commercial                                     1         3         1         -         -         1         1         -         -
  Real estate - residential:
     National City Mortgage                      6         5         6         5         7         6         4         6         5
     First Franklin                              7         7         7         7         5         4         4         4         4
     Altegra/Loan Zone                           1         1         3         3         3         4         4         4         5
     Other                                       0         1         1         -         -         -         -         -         -
                                           -------   -------   -------   -------   -------   -------    ------   -------    ------
       Total real estate - residential          14        14        17        15        15        14        12        14        14
                                           -------   -------   -------   -------   -------   -------    ------   -------    ------
  Other                                          1         -         -         -         -         -         -         -         -
Total OREO                                      16        17        18        15        15        15        13        14        14

Mortgage loans held for sale and other           1         3         2         1         1         2         1         2         -
                                           -------   -------   -------   -------   -------   -------    ------   -------    ------
  TOTAL NONPERFORMING ASSETS                   100 %     100 %     100 %     100 %     100 %     100 %     100 %     100 %     100 %
                                           =======   =======   =======   =======   =======   =======    ======   =======    ======

DISTRESSED LOAN SALES

Distressed loans classified as
  nonperforming at the end of the
  previous quarter                         $     -         -   $     1   $    11   $    27   $    28   $    40   $    32
Other                                      $     -   $     8         -        15        12        16        25        24
                                           -------   -------   -------   -------   -------   -------   -------   -------
  TOTAL DISTRESSED LOANS SOLD                    -   $     8   $     1   $    26   $    39   $    44   $    65   $    56
                                           =======   =======   =======   =======   =======   =======   =======   =======

RATIOS

Nonperforming assets to period-end
  portfolio loans and other
  nonperforming assets                         .56%      .64%      .64%      .76%      .83%      .97%     1.08%     1.10%     1.13%
Nonperforming assets to
  period-end total assets*                     .40       .46       .46       .54       .58       .62       .66       .70       .69
Loan loss allowance to nonperforming
  portfolio loans*                          253.42    234.48    234.09    200.41    186.09    163.80    148.73    148.15    143.30
Loan loss allowance to
  period-end portfolio loans*                 1.19      1.21      1.22      1.26      1.29      1.32      1.39      1.38      1.40
Loan loss allowance (period-end) to
  annualized net charge-offs*               290.31    302.46    407.33    305.75    171.81    208.55    159.72    149.14    181.43

*  See note on Summary of Presentation Changes

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                      CREDIT QUALITY STATISTICS (CONTINUED)
                                 ($ IN MILLIONS)

                                                                 2004                                 2003                    2002
                                                 ----------------------------------    ----------------------------------   -------
                                                 4th Qtr  3RD QTR  2ND QTR  1ST QTR    4TH QTR  3RD QTR  2ND QTR  1ST QTR   4TH QTR
                                                 -------  -------  -------  -------    -------  -------  -------  -------   -------
LOANS 90+ DAYS PAST DUE
  ACCRUING INTEREST

Commercial                                       $  44    $  51    $  39    $  26      $  20    $  38    $  35    $  42     $    41
Commercial construction                             12       16        3       10          3       10       14        5           1
Real estate - commercial                            29       46       51       35         32       22       26       18          26
Real estate - residential:
  National City Mortgage and other                 168      150      121      131        140      121      125      136         135
  First Franklin                                   295      265      252      235        225      210      190      189         184
  Altegra/Loan Zone                                  3        8       10       50         63       84      115      121         131
  National Home Equity                               1        -        -        -          -        1        1        1           -
                                                 -----    -----    -----    -----      -----    -----    -----    -----     -------
     Total real estate - residential               467      423      383      416        428      416      431      447         450
                                                 -----    -----    -----    -----      -----    -----    -----    -----     -------
Home equity lines of credit                         10        9        7        9         15       15       15       14          16
Credit card and other unsecured lines of credit     21       22       22       22         18       15       14       16           8
Other consumer                                      13       13       10       10         12       11       19       12          19
Mortgage loans held for sale and other              25       48       35       36         37       71       39       57          14
                                                 -----    -----    -----    -----      -----    -----    -----    -----     -------
  TOTAL LOANS 90+ DAYS PAST DUE                  $ 621    $ 628    $ 550    $ 564      $ 565    $ 598    $ 593    $ 611     $   575
                                                 =====    =====    =====    =====      =====    =====    =====    =====     =======

             TEN LARGEST NONPERFORMING LOANS AS OF DECEMBER 31, 2004
                                 ($ IN MILLIONS)

                                                                                         Amount        As a Percentage of Total
  Major Industry(1)               Sub-Industry                    Portfolio            Outstanding       Nonperforming Assets
------------------------------------------------------    ----------------------       -----------     ------------------------
Industrial                     Air Transportation           Commercial Leases             $31                   5.5%
Real estate                Non-Residential Real Estate    Commercial Real Estate           12                   2.1%
Real estate                Non-Residential Real Estate    Commercial Real Estate            9                   1.7%
Real estate                  Electrical Contracting             Commercial                  9 (2)               1.7%
Consumer noncyclical               Healthcare             Commercial/Real Estate            7                   1.2%
Consumer cyclical             Textiles and Leather              Commercial                  7                   1.2%
Industrial                       Transportation             Commercial Leases               7                   1.2%
Real estate               Non-Residential Real Estate     Commercial Real Estate            7                   1.2%
Industrial                     Equipment Service                Commercial                  7 (2)               1.2%
Industrial                           Glass                      Commercial                  6                   1.1%
                                                                                         ----                 -----
                                                                                         $102                  18.1%

Total nonperforming assets                                                               $563                 100.0%

Nonperforming assets as a percentage of period-end portfolio loans and other nonperforming assets               .56%

(1)   Based on Standard Industrial Classification System codes

(2)   Loan represents a participation in a shared national credit

         COMMERCIAL LOAN INDUSTRY CONCENTRATION AS OF DECEMBER 31, 2004
                                 ($ IN MILLIONS)

                                                              Percent to         Average Loan        Largest Loan
   Major Industry(1)                               Balance       Total      Balance Per Obligor   to a Single Obligor
------------------------------------------         -------    ----------    -----------------------------------------
Real estate                                        $12,221        30%             $  .9                 $58
Consumer cyclical                                    6,006        15%               1.0                  87
Consumer noncyclical                                 4,347        11%                .4                  53
Industrial                                           4,004        10%               1.0                  36
Basic materials                                      2,870         7%               1.4                  33
Financial                                            2,201         5%               1.4                  39
Services                                             1,434         3%                .4                  94
Energy and utilities                                   645         2%               1.1                  20
Technology                                             276         1%               2.2                  24
Miscellaneous                                        2,368         6%                .2                  23
Other(2)                                             1,069         3%
                                                   -------       ---
                                                    37,441        93%
Commercial leasing - all industries                  2,836         7%
                                                   -------       ---
Total commercial, commercial real estate
  and commercial construction                      $40,277       100%
                                                   =======       ===

(1)  Based on Standard Industrial Classification System codes

(2) Represents certain commercial and commercial real estate loans acquired in the Provident acquisition that do not have Standard Industrial Classification Codes assigned to them

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
       CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES

                                                                     2004                                       2003
                                               ----------------------------------------   ---------------------------------------
                                                  4TH QTR   3RD QTR   2ND QTR   1ST QTR    4TH QTR   3RD QTR   2ND QTR    1ST QTR
                                               ----------  --------  --------  --------   --------  --------  --------   --------
AVERAGE TOTAL DEPOSITS (1)                     $   51,851  $ 52,400  $ 48,531  $ 46,419   $ 46,443  $ 46,003  $ 45,526   $ 44,472

PERIOD-END DEPOSIT ACCOUNT METRICS

PERSONAL DEPOSITS:

Number of accounts (in thousands):
     Noninterest bearing checking                   1,727     1,750     1,661     1,651      1,645     1,641     1,604      1,574
     Interest bearing checking(2)                     839       830       750       720        713       709       696        682
     Money market savings                             565       542       496       457        456       457       449        438
     Regular savings                                  757       795       806       824        824       841       854        871
                                               ----------  --------  --------  --------   --------  --------  --------   --------
        TOTAL PERSONAL DEPOSIT ACCOUNTS             3,888     3,917     3,713     3,652      3,638     3,648     3,603      3,565
                                               ==========  ========  ========  ========   ========  ========  ========   ========
Average account size:
     Noninterest bearing checking              $    2,185  $  2,011  $  2,001  $  1,956   $  1,916  $  1,833  $  1,938   $  1,986
     Interest bearing checking(2)                   9,636     9,579    10,548    11,095     11,128    10,796    10,661     10,362
     Money market savings                          24,566    26,358    28,869    30,743     30,369    30,298    30,044     29,835
     Regular savings                                2,816     2,735     2,822     2,607      2,519     2,498     2,530      2,504
                                               ----------  --------  --------  --------   --------  --------  --------   --------
        TOTAL AVERAGE ACCOUNT SIZE             $    7,171  $  7,128  $  7,493  $  7,505   $  7,422  $  7,292  $  7,261   $  7,133
                                               ==========  ========  ========  ========   ========  ========  ========   ========
BUSINESS DEPOSITS:

Number of accounts (in thousands)(2)                  374       372       336       320        315       308       297        286
Average account size(2)                        $   19,766  $ 20,538  $ 19,775  $ 19,587   $ 19,006  $ 19,269  $ 19,211   $ 18,413

TIME DEPOSITS:

Number of accounts (in thousands)                     921       936       805       782        801       818       851        882
Average account size                           $   17,386  $ 16,985  $ 16,451  $ 15,900   $ 15,816  $ 15,622  $ 15,521   $ 15,560

CONSUMER LOAN PRODUCTION METRICS
  (# OF LOANS)(3)

Installment loan originations:
  Home equity(4)(6)                                 6,458     7,930     7,348     5,705      7,318    16,532    12,497      7,520
  Other(5)                                          4,448     5,277     5,060     4,238      4,576     6,199     5,536      4,697
Home equity(6) and other lines of credit           18,608    24,775    22,598    15,289     17,340    23,946    26,974     19,406
                                               ----------  --------  --------  --------   --------  --------  --------   --------
     TOTAL CONSUMER LOAN ORIGINATIONS              29,514    37,982    35,006    25,232     29,234    46,677    45,007     31,623
                                               ==========  ========  ========  ========   ========  ========  ========   ========

BANK BRANCHES

Traditional                                         1,179     1,161     1,100     1,065      1,067     1,071     1,070      1,076
In-store                                               43        45        42        42         47        51        53         63
                                               ----------  --------  --------  --------   --------  --------  --------   --------
    TOTAL BANK BRANCHES                             1,222     1,206     1,142     1,107      1,114     1,122     1,123      1,139
                                               ==========  ========  ========  ========   ========  ========  ========   ========

ATMS                                                1,948     1,931     1,642     1,565      1,574     1,580     1,583      1,607

ONLINE BANKING CUSTOMERS                        1,014,403   975,392   900,074   850,784    793,910   740,976   664,283    599,411

SELECTED AVERAGE PORTFOLIO LOAN BALANCES:(1)

DEALER FINANCE

  Floorplan and other commercial (commercial)  $    1,143  $  1,156  $  1,136  $  1,082   $    987  $    954  $  1,042   $  1,009
  Automobile leases (other consumer)                  561       618        83       127        177       270       379        518
  Installment loans (other consumer):
    Installment loans                               5,788     5,686     5,435     5,656      6,339     6,307     6,034      5,828
    Securitized automobile loans(7)                   944     1,051     1,196     1,012        530       610       698        791
                                               ----------  --------  --------  --------   --------  --------  --------   --------
  Total managed installment loans                   6,732     6,737     6,631     6,668      6,869     6,917     6,732      6,619
                                               ----------  --------  --------  --------   --------  --------  --------   --------
     TOTAL DEALER FINANCE                      $    8,436  $  8,511  $  7,850  $  7,877   $  8,033  $  8,141  $  8,153   $  8,146
                                               ==========  ========  ========  ========   ========  ========  ========   ========

EDUCATION FINANCE

  Student loans (other consumer)               $      713  $    454  $    820  $  1,092   $    716  $    471  $    600       $750
  Commercial loan (commercial)                          -         -         -         -        417       298       352        749
                                               ----------  --------  --------  --------   --------  --------  --------   --------
     TOTAL EDUCATION FINANCE                   $      713  $    454  $    820  $  1,092   $  1,133  $    769  $    952   $  1,499
                                               ==========  ========  ========  ========   ========  ========  ========   ========
NATIONAL CITY CARD SERVICES (NCCS)

  Credit cards                                 $      994  $    990  $    986  $  1,054   $  1,044  $  1,003  $    939   $    915
  Securitized credit cards (7)                      1,450     1,450     1,450     1,450      1,450     1,450     1,450      1,450
                                               ----------  --------  --------  --------   --------  --------  --------   --------
     TOTAL MANAGED NCCS CREDIT CARDS           $    2,444  $  2,440  $  2,436  $  2,504   $  2,494  $  2,453  $  2,389   $  2,365
                                               ==========  ========  ========  ========   ========  ========  ========   ========

                                                   2002           For the year
                                                 --------  ----------------------------
                                                  4TH QTR    2004      2003      2002
                                                 --------  --------  --------  --------
AVERAGE TOTAL DEPOSITS (1)                       $ 44,007

PERIOD-END DEPOSIT ACCOUNT METRICS

PERSONAL DEPOSITS:

Number of accounts (in thousands):
     Noninterest bearing checking                   1,562
     Interest bearing checking(2)                     665
     Money market savings                             425
     Regular savings                                  888
                                                 --------
        TOTAL PERSONAL DEPOSIT ACCOUNTS             3,540
                                                 ========
Average account size:
     Noninterest bearing checking                $  1,869
     Interest bearing checking(2)                   9,904
     Money market savings                          29,385
     Regular savings                                2,416
                                                 --------
        TOTAL AVERAGE ACCOUNT SIZE               $  6,816
                                                 ========
BUSINESS DEPOSITS:

Number of accounts (in thousands)(2)                  273
Average account size(2)                          $ 19,061

TIME DEPOSITS:

Number of accounts (in thousands)                     909
Average account size                             $ 15,656

CONSUMER LOAN PRODUCTION METRICS
  (# OF LOANS)(3)

Installment loan originations:
  Home equity(4)(6)                                10,664
  Other(5)                                          5,446
Home equity(6) and other lines of credit           23,310
                                                 --------
     TOTAL CONSUMER LOAN ORIGINATIONS              39,420
                                                 ========

BANK BRANCHES

Traditional                                         1,075
In-store                                               68
                                                 --------
    TOTAL BANK BRANCHES                             1,143
                                                 ========

ATMS                                                1,610

ONLINE BANKING CUSTOMERS                          533,780

SELECTED AVERAGE PORTFOLIO LOAN BALANCES:(1)

DEALER FINANCE

  Floorplan and other commercial (commercial)    $    939   $1,129   $  998   $  871
  Automobile leases (other consumer)                  629      349      339      879
  Installment loans (other consumer):
    Installment loans                               5,844    5,650    6,139    5,614
    Securitized automobile loans(7)                   877    1,054      656      739
                                                 --------   ------   ------   ------
  Total managed installment loans                   6,721    6,704    6,795    6,353
                                                 --------   ------   ------   ------
     TOTAL DEALER FINANCE                        $  8,289   $8,182   $8,132   $8,103
                                                 ========   ======   ======   ======

EDUCATION FINANCE

  Student loans (other consumer)                 $    474   $  769   $  634   $  590
  Commercial loan (commercial)                        416        -      453      233
                                                 --------   ------   ------   ------
     TOTAL EDUCATION FINANCE                     $    890   $  769   $1,087   $  823
                                                 ========   ======   ======   ======

NATIONAL CITY CARD SERVICES (NCCS)

  Credit cards                                   $    863   $1,006   $  976   $  835
  Securitized credit cards (7)                      1,450    1,450    1,450    1,415
                                                 --------   ------   ------   ------
     TOTAL MANAGED NCCS CREDIT CARDS             $  2,313   $2,456   $2,426   $2,250
                                                 ========   ======   ======   ======

(1)   In millions.

(2) Restated to reflect the transfer of deposits to the Wholesale Banking line of business in January 2004.

(3) Excludes Dealer Finance, Education Finance, and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the National Consumer Finance line of business are excluded from these metrics.

(4) Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(5) Includes automobile, truck, boat, recreational vehicle, and other secured installment loans.

(6)   See additional home equity portfolio statistics on page 27.

(7) Securitized credit cards and automobile loans are managed by these C&SBFS business units. See page 10 for further information on these securitized balances.

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                     ASSET MANAGEMENT PERFORMANCE MEASURES
                                ($ IN MILLIONS)

                                                                    2004                                       2003
                                                 ------------------------------------------  ---------------------------------------
                                                  4TH QTR    3RD QTR    2ND QTR    1ST QTR    4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                                 --------   --------   ---------  --------   --------  --------  --------  --------
ASSETS UNDER ADMINISTRATION

  Managed assets:
     Value at beginning of period                $ 60,322   $ 59,757   $ 59,730   $ 59,708   $ 58,609  $ 58,690  $ 55,179  $ 57,571
     Acquisitions                                     257      3,218        645          -          -         -         -         -
     Estimated change due to market impact            113       (702)       258      1,034      2,914       493     3,376      (188)
     Other activity, net                            2,346     (1,951)      (876)    (1,012)    (1,815)     (574)      135    (2,204)
                                                 --------   --------   ---------  --------   --------  --------  --------  --------
     Value at end of period                        63,038     60,322     59,757     59,730     59,708    58,609    58,690    55,179
                                                 --------   --------   ---------  --------   --------  --------  --------  --------

  Non-managed assets:
     Value at beginning of period                  47,327     41,096     52,219     52,139     48,317    48,987    45,929    73,752
     Acquisitions                                     137      6,710         54          -          -         -         -         -
     Divestiture(1)                                     -          -    (10,805)         -          -         -         -         -
     Estimated change due to market impact          2,917       (450)        82        531      3,326      (246)    3,776    (1,814)
     Other activity, net                           (4,642)       (29)      (454)      (451)       496      (424)     (718)  (26,009)
                                                 --------   --------   ---------  --------   --------  --------  --------  --------
     Value at end of period                        45,739     47,327     41,096     52,219     52,139    48,317    48,987    45,929
                                                 --------   --------   ---------  --------   --------  --------  --------  --------
     TOTAL ASSETS AT END OF PERIOD               $108,777   $107,649   $100,853   $111,949   $111,847  $106,926  $107,677  $101,108
                                                 ========   ========   ========   ========   ========  ========  ========  ========

PROPRIETARY MUTUAL FUND ASSETS (included above)  $ 13,483   $ 13,446   $ 14,131   $ 14,361   $ 15,335  $ 14,850  $ 15,831  $ 15,186

ASSETS UNDER ADMINISTRATION REPRESENTED BY:

  Type of investment:
     Money market and other                      $ 11,992   $ 16,834   $ 12,958   $ 14,598   $ 15,729  $ 15,871  $ 15,760  $ 15,144
     Equity                                        59,057     57,004     56,098     56,166     55,319    49,966    50,647    45,364
     Fixed income                                  37,728     33,811     31,797     41,185     40,799    41,089    41,270    40,600
                                                 --------   --------   ---------  --------   --------  --------  --------  --------
        TOTAL                                    $108,777   $107,649   $100,853   $111,949   $111,847  $106,926  $107,677  $101,108
                                                 ========   ========   ========   ========   ========  ========  ========  ========

  Type of business:
     Investment management and personal trust    $ 54,074   $ 52,070   $ 53,175   $ 53,385   $ 50,475  $ 47,991  $ 48,866  $ 46,246
     Corporate trust                               13,380      7,076      6,833     17,316     18,788    19,333    18,006    17,312
     Retirement plan services                      18,459     18,172     18,243     18,215     18,418    16,703    17,514    15,826
     Charitable and endowment                      11,318     10,882     11,068     11,203     12,244    11,710    11,864    11,030
     Other                                         11,546     19,449     11,534     11,830     11,922    11,189    11,427    10,694
                                                 --------   --------   ---------  --------   --------  --------  --------  --------
         TOTAL                                   $108,777   $107,649   $100,853   $111,949   $111,847  $106,926  $107,677  $101,108
                                                 ========   ========   ========   ========   ========  ========  ========  ========

PERCENTAGE OF ASSETS UNDER
  ADMINISTRATION REPRESENTED BY:

  Type of investment:
     Money market and other                            11%        16%        13%        13%        14%       15%       15%       15%
     Equity                                            54%        53%        56%        50%        50%       47%       47%       45%
     Fixed income                                      35%        31%        31%        37%        36%       38%       38%       40%

  Type of business:
     Investment management and personal trust          50%        48%        53%        48%        45%       45%       45%       45%
     Corporate trust                                   12%         7%         7%        15%        17%       18%       17%       17%
     Retirement plan services                          17%        17%        18%        16%        16%       16%       16%       16%
     Charitable and endowment                          10%        10%        11%        10%        11%       11%       11%       11%
     Other                                             11%        18%        11%        11%        11%       10%       11%       11%

                                                      2002                FOR THE YEAR
                                                    ---------   -------------------------------
                                                     4TH QTR      2004       2003       2002
                                                    ---------   --------   --------   --------
ASSETS UNDER ADMINISTRATION

  Managed assets:
     Value at beginning of period                   $ 56,975    $ 59,708   $ 57,571   $ 65,000
     Acquisitions                                          -       4,120          -          -
     Estimated change due to market impact               682         703      6,595     (5,768)
     Other activity, net                                 (86)     (1,493)    (4,458)    (1,661)
                                                    --------    --------   --------   --------
     Value at end of period                           57,571      63,038     59,708     57,571
                                                    --------    --------   --------   --------

  Non-managed assets:
     Value at beginning of period                     72,210    $ 52,139   $ 73,752   $ 82,160
     Acquisitions                                          -       6,901          -          -
     Divestiture(1)                                        -     (10,805)         -          -
     Estimated change due to market impact             3,894       3,080      5,042     (6,067)
     Other activity, net                              (2,352)     (5,576)   (26,655)    (2,341)
                                                    --------    --------   --------   --------
     Value at end of period                           73,752      45,739     52,139     73,752
                                                    --------    --------   --------   --------
     TOTAL ASSETS AT END OF PERIOD                  $131,323    $108,777   $111,847   $131,323
                                                    ========    ========   ========   ========

PROPRIETARY MUTUAL FUND ASSETS (included above)     $ 16,014

ASSETS UNDER ADMINISTRATION REPRESENTED BY:

  Type of investment:
     Money market and other                         $ 16,359
     Equity                                           53,968
     Fixed income                                     60,996
                                                    --------
        TOTAL                                       $131,323
                                                    ========

  Type of business:
     Investment management and personal trust       $ 46,994
     Corporate trust                                  45,500
     Retirement plan services                         16,487
     Charitable and endowment                         11,741
     Other                                            10,601
                                                    --------
         TOTAL                                      $131,323
                                                    ========

PERCENTAGE OF ASSETS UNDER
  ADMINISTRATION REPRESENTED BY:

  Type of investment:
     Money market and other                               13%
     Equity                                               41%
     Fixed income                                         46%

  Type of business:
     Investment management and personal trust             35%
     Corporate trust                                      35%
     Retirement plan services                             13%
     Charitable and endowment                              9%
     Other                                                 8%

(1) Relates to the sale of the Corporate Trust Bond Administration business on June 30, 2004

                                   UNAUDITED
                            NATIONAL CITY CORPORATION
                           MORTGAGE BANKING STATISTICS
                                 ($ IN MILLIONS)

                                                                2004                                2003
                                                 ----------------------------------  ----------------------------------
                                                 4TH QTR  3RD QTR  2ND QTR  1ST QTR  4TH QTR  3RD QTR  2ND QTR  1ST QTR
                                                 -------  -------  -------  -------  -------  -------  -------  -------
REVENUE SUMMARY
Production revenue:
  National City Mortgage Co. (NCMC)              $    79  $    80  $   110  $   122  $   334 ($   152) $   273  $   426
  First Franklin                                      77      128      165      141       65       95       88       69
                                                 -------  -------  -------  -------  -------  -------  -------  -------
  Total production revenue                           156      208      275      263      399      (57)     361      495
Net servicing revenue (NCMC)                         (17)     157      (82)     316       52       30       66      136
Provident PCFS mortgage banking revenue                3        5        -        -        -        -        -        -
                                                 -------  -------  -------  -------  -------  -------  -------  -------
   TOTAL MORTGAGE BANKING REVENUE                $   142  $   370  $   193  $   579  $   451 ($    27) $   427  $   631
                                                 =======  =======  =======  =======  =======  =======  =======  =======

NCMC PRODUCTION REVENUE COMPONENTS:
Gain on sale (1)                                 $   128  $   120  $   201  $   198
Estimated effect of delayed delivery(2)              (42)     (51)     (61)     (76)
Hedge results(3)                                       3       10      (57)      26
Disallowed valuation adjustments(4)                  (15)       -       16      (35)
Other (5)                                              5        1       11        9
                                                 -------  -------  -------  -------
   TOTAL NCMC PRODUCTION REVENUE                 $    79  $    80  $   110  $   122
                                                 =======  =======  =======  =======
Gain on sale percentage(6)                           .98%     .83%    1.18%    1.26%
PRODUCTION DATA
APPLICATIONS(7):
NCMC                                             $24,311  $26,411  $25,306  $30,493  $20,548  $31,104  $57,849  $45,073
First Franklin                                    11,311   12,975   15,703    9,998   10,380   10,935    8,262    6,763
                                                 -------  -------  -------  -------  -------  -------  -------  -------
   TOTAL APPLICATIONS                            $35,622  $39,386  $41,009  $40,491  $30,928  $42,039  $66,111  $51,836
                                                 =======  =======  =======  =======  =======  =======  =======  =======
ORIGINATIONS:
NCMC Retail                                        8,057  $ 7,735  $ 9,838  $ 7,393  $ 7,193  $15,475  $15,312  $11,325
NCMC Wholesale                                     8,355    7,765    8,890    7,631    7,921   16,283   18,358   13,694
Less: portfolio loan originations(8)              (1,343)  (1,381)  (1,452)    (945)    (910)  (1,159)  (1,226)  (1,250)
                                                 -------  -------  -------  -------  -------  -------  -------  -------
    Total NCMC originations for sale              15,069   14,119   17,276   14,079   14,204   30,599   32,444   23,769

Total First Franklin loan originations             6,953    7,743    8,782    5,673    6,203    6,051    4,396    3,488
Less: portfolio loan originations                 (2,594)  (2,835)  (3,056)  (1,113)  (3,227)  (3,250)  (2,000)  (1,756)
                                                 -------  -------  -------  -------  -------  -------  -------  -------
    Total First Franklin originations for sale     4,359    4,908    5,726    4,560    2,976    2,801    2,396    1,732
                                                 -------  -------  -------  -------  -------  -------  -------  -------
   TOTAL LOANS ORIGINATED FOR SALE               $19,428  $19,027  $23,002  $18,639  $17,180  $33,400  $34,840  $25,501
                                                 =======  =======  =======  =======  =======  =======  =======  =======

PERCENTAGE OF NCMC ORIGINATIONS REPRESENTED
BY:
       Refinances                                     55%      43%      55%      61%      52%      71%      75%      76%
       Government loans                               10%      15%      15%      17%      18%      15%      15%      16%
       Adjustable-rate loans                          33%      38%      32%      25%      20%      10%       6%       7%
PERCENTAGE OF FIRST FRANKLIN ORIGINATIONS
 REPRESENTED BY:
       Refinances                                     35%      32%      34%      34%      28%      28%      29%      34%
       Adjustable-rate loans                          78%      80%      76%      80%      83%      79%      74%      71%

GEOGRAPHIC MIX OF ORIGINATIONS(9):
 Top five states and their percentage to total
  NCMC originations:
       California                                     18%      18%      18%      21%      23%      19%      21%      19%
       Maryland                                        9%       8%       8%       7%       6%       8%       8%       8%
       Virginia                                        8%       9%       9%       8%       7%       8%       8%       7%
       Illinois                                        6%       6%       6%       6%       6%       6%       6%       6%
       Texas                                           6%       6%       6%       5%       5%       6%       6%       6%

LOAN SALES
NCMC loans sold servicing retained               $12,604  $14,042  $16,735  $15,412  $21,824  $33,140  $26,954  $25,400
NCMC loans sold servicing released(10)               500      417      312      285      340      322      323      211
                                                 -------  -------  -------  -------  -------  -------  -------  -------
     Total NCMC loan sales                        13,104   14,459   17,047   15,697   22,164   33,462   27,277   25,611
First Franklin loans sold servicing retained       1,919        -        -        -        -        -        -        -
First Franklin loans sold servicing released(10)   2,277    5,566    4,887    4,433    2,379    2,543    2,164    1,851
                                                 -------  -------  -------  -------  -------  -------  -------  -------
    Total First Franklin loan sales                4,196    5,566    4,887    4,433    2,379    2,543    2,164    1,851
                                                 -------  -------  -------  -------  -------  -------  -------  -------
   TOTAL MORTGAGE LOAN SALES                     $17,300  $20,025  $21,934  $20,130  $24,543  $36,005  $29,441  $27,462
                                                 =======  =======  =======  =======  =======  =======  =======  =======

                                                   2002            FOR THE YEAR
                                                  -------  -----------------------------
                                                  4TH QTR    2004       2003      2002
                                                  -------  --------   --------  --------
REVENUE SUMMARY
Production revenue:
  National City Mortgage Co. (NCMC)              ($    45) $    391   $    881  $    230
  First Franklin                                       69       511        317       153
                                                  -------  --------   --------  --------
  Total production revenue                             24       902      1,198       383
Net servicing revenue (NCMC)                           21       374        284       207
Provident PCFS mortgage banking revenue                 -         8          -         -
                                                  -------  --------   --------  --------
   TOTAL MORTGAGE BANKING REVENUE                 $    45  $  1,284   $  1,482  $    590
                                                  =======  ========   ========  ========

NCMC PRODUCTION REVENUE COMPONENTS:
Gain on sale (1)
Estimated effect of delayed delivery(2)
Hedge results(3)
Disallowed valuation adjustments(4)
Other (5)

   TOTAL NCMC PRODUCTION REVENUE

Gain on sale percentage(6)
PRODUCTION DATA
APPLICATIONS(7):
NCMC                                              $38,985   106,521   $154,574  $126,205
First Franklin                                      6,862    49,987     36,340    24,399
                                                  -------  --------   --------  --------
   TOTAL APPLICATIONS                             $45,847  $156,508   $190,914  $150,604
                                                  =======  ========   ========  ========
ORIGINATIONS:
NCMC Retail                                       $13,816    33,023   $ 49,305  $ 36,334
NCMC Wholesale                                     15,673    32,641     56,256    43,144
Less: portfolio loan originations(8)                 (571)   (5,121)    (4,545)   (1,789)
                                                  -------  --------   --------  --------
    Total NCMC originations for sale               28,918    60,543    101,016    77,689

Total First Franklin loan originations              3,606    29,151     20,138    10,717
Less: portfolio loan originations                  (1,643)   (9,598)   (10,233)   (5,547)
                                                  -------  --------   --------  --------
    Total First Franklin originations for sale      1,963    19,553      9,905     5,170
                                                  -------  --------   --------  --------
   TOTAL LOANS ORIGINATED FOR SALE                $30,881  $ 80,096   $110,921  $ 82,859
                                                  =======  ========   ========  ========

PERCENTAGE OF NCMC ORIGINATIONS REPRESENTED
BY:
       Refinances                                      77%       54%        71%       65%
       Government loans                                14%       14%        16%       17%
       Adjustable-rate loans                            7%       32%        10%        9%
PERCENTAGE OF FIRST FRANKLIN ORIGINATIONS
 REPRESENTED BY:
       Refinances                                      33%       34%        30%       29%
       Adjustable-rate loans                           71%       78%        78%       74%

GEOGRAPHIC MIX OF ORIGINATIONS(9):
 Top five states and their percentage to total
  NCMC originations:
        California                                     19%       19%        20%       20%
        Maryland                                        8%        8%         8%        7%
        Virginia                                        7%        9%         7%        7%
        Illinois                                        6%        6%         6%        6%
        Texas                                           6%        6%         6%        5%

LOAN SALES
NCMC loans sold servicing retained                $20,012    58,793   $107,318   $66,291
NCMC loans sold servicing released(10)                241     1,514      1,196     1,262
                                                  -------  --------   --------   -------
     Total NCMC loan sales                         20,253    60,307    108,514    67,553
First Franklin loans sold servicing retained            -     1,919          -         -
First Franklin loans sold servicing released(10)    1,810    17,163      8,937     4,559
                                                  -------  --------   --------   -------
    Total First Franklin loan sales                 1,810    19,082      8,937     4,559
                                                  -------  --------   --------   -------
   TOTAL MORTGAGE LOAN SALES                      $22,063  $ 79,389   $117,451   $72,112
                                                  =======  ========   ========   =======

(1) Represents fee income, sales gains, and servicing value of loans originated and sold, net of direct origination costs.

(2) Represents the estimated effect on mortgage banking revenue of delayed delivery of mortgage loans to the secondary market (i.e., roll charges), which is offset for the most part by a related increase in interest income due to the loans being held for sale for a longer period of time.

(3) Represents the results of hedging pipeline, warehouse, and the anticipated mortgage servicing rights (MSR) for the period beginning with lock commitment and ending with sale settlement.

(4) Represents timing differences for disallowed warehouse and MSR valuation changes related to failed SFAS 133 effectiveness tests and anticipated MSR valuation changes related to interest rate lock commitments not recorded pursuant to SAB 105. In addition, the first quarter of 2004 reflects the one-time revenue recognition impact of adopting SAB 105.

(5)   Represents primarily GNMA early buyout program revenue.

(6) Calculated as gain on sale divided by the dollar volume of loans sold for the period.

(7) Represents applications for both loans originated for sale and to be held in portfolio.

(8)   Primarily represents second mortgages originated for National Home Equity.

(9) Based on the dollar volume of loans originated for sale. Percentages not shown for states that are not one of the top five.

(10) Represents loan sales of new originations whereby the commitment to sell both the loan and related servicing was made simultaneously.

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                     MORTGAGE BANKING STATISTICS (CONTINUED)
                                 ($ IN MILLIONS)

                                                                       2004                                    2003
                                                           ----------------------------------- ------------------------------------
                                                           4TH QTR  3RD QTR  2ND QTR  1ST QTR  4TH QTR  3RD QTR    2ND QTR  1ST QTR
                                                           -------  -------  -------  -------  -------  -------    -------  -------
NCMC NET SERVICING REVENUE COMPONENTS
    Net servicing fees                                     $  121   $  122   $  115   $  120   $  116   $    94    $   92   $  120
    Amortization of mortgage servicing assets (MSRs)         (128)    (125)    (140)    (100)     (73)     (190)     (125)    (126)
    MSR SFAS 140 impairment (charge) recovery                 (24)      (5)      42     (118)      13       207      (125)     100
    MSR SFAS 133 hedge and other derivative gains(losses):
        Gains (losses) on MSRs hedged under SFAS 133          143     (543)     607      (18)     (22)      (50)      (83)     (41)
        Gains (losses) on derivatives in SFAS 133
            relationships                                    (211)     537     (665)      24       16        16       139       67
        Gains (losses) on other derivatives used to
            economically hedge MSRs                            82      171      (41)     407       (3)      (47)      168       16
    Other                                                       -        -        -        1        5         -         -        -
                                                           ------   ------   ------   ------   ------   -------   -------  -------
       NET SERVICING REVENUE                              ($   17)  $  157  ($   82)  $  316   $   52   $    30   $    66  $   136
                                                           ======   ======   ======   ======   ======   =======   =======  =======
NCMC MORTGAGE SERVICING ASSETS
Carrying value at beginning of period                      $1,465   $2,004   $1,320   $1,301   $1,152   $   955    $1,047   $  950
Additions                                                     119      130      219      140      253       440       258      266
Amortization                                                 (128)    (125)    (140)    (100)     (73)     (190)     (125)    (126)
SFAS 133 hedge basis adjustments                              143     (543)     607      (18)     (22)      (50)      (83)     (41)
Application of valuation allowance to directly write-
  down Servicing assets                                         -        -        -        -        -         -      (137)       -
Sales                                                          (2)      (1)      (2)      (3)      (9)       (3)       (5)      (2)
                                                           ------   ------   ------   ------   ------   -------    ------   ------
CARRYING VALUE BEFORE VALUATION ALLOWANCE AT END OF
  PERIOD                                                   $1,597   $1,465   $2,004   $1,320   $1,301   $ 1,152    $  955   $1,047
                                                           ======   ======   ======   ======   ======   =======    ======   ======
VALUATION ALLOWANCE
  Balance at beginning of period                          ($   83) ($   78) ($  120) ($    2) ($   15) ($   222)  ($  234) ($  334)
  Impairment recoveries (charges)                             (24)      (5)      42     (118)      13       207      (125)     100
  Application of valuation allowance to directly write
   -down servicing assets                                       -        -        -        -        -         -       137        -
                                                           ------   ------   ------   ------   ------   -------    ------   ------
 BALANCE AT END OF PERIOD                                 ($  107) ($   83) ($   78) ($  120) ($   2)  ($    15)  ($  222) ($  234)
                                                           ======   ======   ======   ======   ======   =======    ======   ======
NET CARRYING VALUE OF MORTGAGE SERVICING ASSETS
  AT END OF PERIOD                                         $1,490   $1,382   $1,926   $1,200   $1,299   $ 1,137    $  733   $  813
                                                           ======   ======   ======   ======   ======   =======    ======   =======
FAIR VALUE AT END OF PERIOD                                $1,502   $1,394   $1,955   $1,240   $1,444   $ 1,140    $  733   $  813
                                                           ======   ======   ======   ======   ======   =======    ======   ======
RATIO OF CARRYING VALUE OF MSRS TO TOTAL
  MORTGAGE LOANS SERVICED FOR THIRD PARTIES                   .98%     .92%    1.31%     .83%     .92%      .88%      .61%     .72%

RATIO OF FAIR VALUE OF MSRS TO TOTAL
  MORTGAGE LOANS SERVICED FOR THIRD PARTIES                   .99%     .93%    1.33%     .86%    1.02%      .88%      .61%     .72%

NCMC SERVICING ASSET CAPITALIZATION RATE                      .94%     .93%    1.31%     .91%    1.16%     1.33%      .96%    1.05%

SERVICING PREPAYMENT RATE (ANNUALIZED)                         25%      22%      35%      26%      24%      65%        66%      50%

NCMC ECONOMIC MSR PERFORMANCE(1)

Net servicing fees and other                               $  121   $  122   $  115   $  121   $  121   $    94    $   92   $  120
Amortization of MSRs                                         (128)    (125)    (140)    (100)     (73)     (190)     (125)    (126)

Recognized change in fair value of MSRs:
    SFAS 133 gains (losses)                                   143     (543)     607      (18)     (22)      (50)      (83)     (41)
    SFAS 140 impairment (charge) recovery                     (24)      (5)      42     (118)      13       207      (125)     100
Change in MSR fair value not recognized(2)                      -      (17)     (10)    (106)     145         -         -        -
                                                           ------   ------   ------   ------   ------   -------    ------   ------
     Total change in fair value of MSRs                       119     (565)     639     (242)     136       157      (208)      59
                                                           ------   ------   ------   ------   ------   -------    ------   ------
Recognized change in fair value of derivatives:
    Derivatives included in SFAS 133 relationship            (211)     537     (665)      24       16        16       139       67
    Other derivatives used to economically hedge MSRs          82      171      (41)     407       (3)      (47)      168       16
                                                           ------   ------   ------   ------   ------   -------    ------   ------
     Total change in fair value of derivatives               (129)     708     (706)     431       13       (31)      307       83
                                                           ------   ------   ------   ------   ------   -------    ------   ------
     NET ECONOMIC MSR PERFORMANCE                          ($  17)  $  140   ($  92)  $  210   $  197   $    30    $   66   $  136
                                                           ======   ======   ======   ======   ======   =======    ======   ======
NCHLS MORTGAGE SERVICING ASSETS(3)
Carrying value at beginning of period                           -
Additions                                                  $   15
Amortization                                                    -
Sales                                                           -
                                                           ------
 BALANCE AT END OF PERIOD                                  $   15
                                                           ======
MEMO:
  Total Mortgage Servicing Assets                          $1,505

                                                             2002            FOR THE YEAR
                                                            -------  ----------------------------
                                                            4TH QTR    2004       2003       2002
                                                            -------  --------   --------    -----
NCMC NET SERVICING REVENUE COMPONENTS
    Net servicing fees                                      $   89   $    478   $    422    $  368
    Amortization of mortgage servicing assets (MSRs)          (127)      (493)      (514)     (358)
    MSR SFAS 140 impairment (charge) recovery                  (36)      (105)       195      (246)
    MSR SFAS 133 hedge and other derivative gains(losses):
        Gains (losses) on MSRs hedged under SFAS 133           (93)       189       (196)     (716)
        Gains (losses) on derivatives in SFAS 133
            relationships                                      142       (315)       238       981
        Gains (losses) on other derivatives used to
            economically hedge MSRs                             46        619        134       178
    Other                                                        -          1          5         -
                                                            ------   --------   --------    ------
       NET SERVICING REVENUE                                $   21   $    374   $    284    $  207
                                                            ======   ========   ========    ======
NCMC MORTGAGE SERVICING ASSETS
Carrying value at beginning of period                       $  989   $  1,301   $    950    $1,224
Additions                                                      184        608      1,217       827
Amortization                                                  (127)      (493)      (514)     (358)
SFAS 133 hedge basis adjustments                               (93)       189       (196)     (716)
Application of valuation allowance to directly write-
  down servicing assets                                          -          -       (137)        -
Sales                                                           (3)        (8)       (19)      (27)
                                                            ------   --------   --------    ------
CARRYING VALUE BEFORE VALUATION ALLOWANCE AT END OF
  PERIOD                                                    $  950   $  1,597   $  1,301    $  950
                                                            ======   ========   ========    ======
VALUATION ALLOWANCE
  Balance at beginning of period                            $ (298) ($      2) ($    334)  ($   88)
  Impairment recoveries (charges)                              (36)      (105)       195      (246)
  Application of valuation allowance to directly write
    -down Servicing assets                                       -          -        137         -
                                                            ------   --------   --------    ------
 BALANCE AT END OF PERIOD                                   $ (334) ($    107) ($      2)  ($  334)
                                                            ======   ========   ========    ======
NET CARRYING VALUE OF MORTGAGE SERVICING ASSETS
  AT END OF PERIOD                                          $  661   $  1,490   $  1,299    $  616
                                                            ======   ========   ========    ======
FAIR VALUE AT END OF PERIOD                                 $  616   $  1,502   $  1,444    $  616
                                                            ======   ========   ========    ======
RATIO OF CARRYING VALUE OF MSRS TO TOTAL
  MORTGAGE LOANS SERVICED FOR THIRD PARTIES                    .60%

RATIO OF FAIR VALUE OF MSRS TO TOTAL
  MORTGAGE LOANS SERVICED FOR THIRD PARTIES                    .60%

NCMC SERVICING ASSET CAPITALIZATION RATE                       .92%      1.03%      1.13%     1.25%

SERVICING PREPAYMENT RATE (ANNUALIZED)                          61%

NCMC ECONOMIC MSR PERFORMANCE(1)

Net servicing fees and other                                $   89   $    479   $    427    $  368
Amortization of MSRs                                          (127)      (493)      (514)     (358)

Recognized change in fair value of MSRs:
    SFAS 133 gains (losses)                                    (93)       189       (196)     (716)
    SFAS 140 impairment (charge) recovery                      (36)      (105)       195      (246)
Change in MSR fair value not recognized(2)                       -       (133)       145         -
                                                            ------   --------   --------    ------
     Total change in fair value of MSRs                       (129)       (49)       144      (962)
                                                            ------   --------   --------    ------
Recognized change in fair value of derivatives:
    Derivatives included in SFAS 133 relationship              142       (315)       238       981
    Other derivatives used to economically hedge MSRs           46        619        134       178
                                                            ------   --------   --------    ------
     Total change in fair value of derivatives                 188        304        372     1,159
                                                            ------   --------   --------    ------
     NET ECONOMIC MSR PERFORMANCE                           $   21   $    241   $    429    $  207
                                                            ======   ========   ========    ======

(1) The purpose of this disclosure is to present the economic results for the MSR and related hedges as certain changes in the fair value of the servicing assets cannot be recognized in the period in which the change occurs

(2) Represents increase in the fair value of certain MSRs accounted for under SFAS 140 that could not be written up above their cost basis (original cost basis less accumulated amortization and SFAS 133 hedge basis adjustments)

(3) Represents mortgage servicing assets associated with First Franklin loans sold servicing retained.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                    MORTGAGE BANKING STATISTICS (CONTINUED)
                                ($ IN MILLIONS)

                                                                             2004
                                                   --------------------------------------------------------
                                                     4TH QTR         3RD QTR         2ND QTR         1ST QTR
                                                   -----------     -----------     -----------     -----------
NCMC SERVICING  DATA
Rollforward of servicing portfolio (UPB):
Beginning balance                                  $   150,329     $   146,958     $   144,598     $   141,146
Additions                                               12,604          14,042          16,735          15,412
Repayments                                              (9,680)         (8,200)        (13,174)         (9,753)
Other reductions(1)                                       (886)         (2,471)         (1,201)         (2,207)
                                                   -----------     -----------     -----------     -----------
Ending balance                                     $   152,367     $   150,329     $   146,958     $   144,598
                                                   ===========     ===========     ===========     ===========
Servicing portfolio composition (UPB):
   Conventional                                    $    93,044     $    92,134     $    92,398     $    91,527
   Government                                           26,158          26,804          26,260          26,248
   Jumbo and other                                      33,165          31,391          28,300          26,823
                                                   -----------     -----------     -----------     -----------
  TOTAL MORTGAGE LOANS SERVICED FOR THIRD PARTIES  $   152,367     $   150,329     $   146,958     $   144,598
                                                   ===========     ===========     ===========     ===========

NATIONAL SERVICER RANKING(2)                                                 9               9               9

SERVICING PORTFOLIO METRICS:
       Number of loans                               1,065,670       1,058,130       1,044,181       1,036,235
       Average loan size                           $   142,978     $   142,070     $   140,740     $   139,542
       Weighted-average note rate                         5.80%           5.82%           5.84%           5.93%
       Weighted-average servicing fee                       30 bps          31 bps          31 bps          32 bps
       Weighted-average age in months                       19              18              17              16
       Default rate(3)                                    3.94%           3.96%           3.60%           3.15%

MORTGAGE BANKING PERSONNEL (FTES)
NCMC:
  Loan origination - commission                          2,674           2,640           2,649           2,650
  Loan origination - non-commission                      2,999           2,917           3,035           2,937
                                                   -----------     -----------     -----------     -----------
    Total loan origination                               5,673           5,557           5,684           5,587
  Loan servicing                                           800             786             793             791
  Indirect production                                      974             977           1,016             976
  Corporate overhead and other                             348             337             307             324
                                                   -----------     -----------     -----------     -----------
      TOTAL NCMC FTES                                    7,795           7,657           7,800           7,678
                                                   ===========     ===========     ===========     ===========
FIRST FRANKLIN:
  Loan origination - commission                            661             662             616             544
  Loan origination - non-commission                      1,341           1,461           1,296           1,148
                                                   -----------     -----------     -----------     -----------
    Total loan origination                               2,002           2,123           1,912           1,692
  Indirect production                                      213             196             182             177
  Corporate overhead and other                             176             162             147             143
                                                   -----------     -----------     -----------     -----------
      TOTAL FIRST FRANKLIN FTES                          2,391           2,481           2,241           2,012
                                                   ===========     ===========     ===========     ===========

                                                                               2003                                   2002
                                                    -----------------------------------------------------------    -----------
                                                      4TH QTR         3RD QTR         2ND QTR         1ST QTR        4TH QTR
                                                    -----------     -----------     -----------     -----------    -----------
NCMC SERVICING  DATA
Rollforward of servicing portfolio (UPB):
Beginning balance                                   $   129,127     $   119,894     $   112,358     $   101,858    $    98,439
Additions                                                21,824          33,140          26,954          25,400         20,012
Repayments                                               (8,634)        (22,067)        (20,673)        (14,696)       (16,380)
Other reductions(1)                                      (1,171)         (1,840)          1,255            (204)          (213)
                                                    -----------     -----------     -----------     -----------    -----------
Ending balance                                      $   141,146     $   129,127     $   119,894     $   112,358    $   101,858
                                                    ===========     ===========     ===========     ===========    ===========
Servicing portfolio composition (UPB):
   Conventional                                     $    89,766     $    80,160     $    74,842     $    67,549    $    61,044
   Government                                            25,439          24,323          23,760          23,405         22,060
   Jumbo and other                                       25,941          24,644          21,292          21,404         18,754
                                                    -----------     -----------     -----------     -----------    -----------
  TOTAL MORTGAGE LOANS SERVICED FOR THIRD PARTIES   $   141,146     $   129,127     $   119,894     $   112,358    $   101,858
                                                    ===========     ===========     ===========     ===========    ===========

NATIONAL SERVICER RANKING(2)                                  9               9               9               9              8

SERVICING PORTFOLIO METRICS:
       Number of loans                                1,010,980         948,789         907,969         871,150        818,412
       Average loan size                            $   139,613     $   136,097     $   132,046     $   128,977    $   124,458
       Weighted-average note rate                          5.98%           6.09%           6.36%           6.58%          6.78%
       Weighted-average servicing fee                        33 bps          33 bps          34 bps          34 bps         35 bps
       Weighted-average age in months                        15              15              16              18             19
       Default rate(3)                                     4.00%           4.13%           4.29%           4.64%          5.29%

MORTGAGE BANKING PERSONNEL (FTES)
NCMC:
  Loan origination - commission                           2,631           2,608           2,550           2,421          1,915
  Loan origination - non-commission                       3,145           3,523           3,510           3,121          3,373
                                                    -----------     -----------     -----------     -----------    -----------
    Total loan origination                                5,776           6,131           6,060           5,542          5,288
  Loan servicing                                            745             713             706             675            645
  Indirect production                                       999           1,030             997             957            898
  Corporate overhead and other                              332             317             316             318            325
                                                    -----------     -----------     -----------     -----------    -----------
      TOTAL NCMC FTES                                     7,852           8,191           8,079           7,492          7,156
                                                    ===========     ===========     ===========     ===========    ===========
FIRST FRANKLIN:
  Loan origination - commission                             506             474             405             369            366
  Loan origination - non-commission                       1,140             961             808             771            682
                                                    -----------     -----------     -----------     -----------    -----------
    Total loan origination                                1,646           1,435           1,213           1,140          1,048
  Indirect production                                       173            160            152            149            130
  Corporate overhead and other                              124            126            110            110            113
                                                    -----------    -----------    -----------    -----------    -----------
      TOTAL FIRST FRANKLIN FTES                           1,943          1,721          1,475          1,399          1,291
                                                    ===========    ===========    ===========    ===========    ===========

                                                                  FOR THE YEAR
                                                    ---------------------------------------
                                                       2004          2003          2002
                                                    -----------   -----------   -----------
NCMC SERVICING  DATA
Rollforward of servicing portfolio (UPB):
Beginning balance                                   $   141,146   $   101,858   $    73,930
Additions                                                58,793       107,318        66,291
Repayments                                              (40,807)      (66,070)      (36,142)
Other reductions(1)                                      (6,765)       (1,960)       (2,221)
                                                    -----------   -----------   -----------
Ending balance                                      $   152,367   $   141,146   $   101,858
                                                    ===========   ===========   ===========
Servicing portfolio composition (UPB):
   Conventional
   Government
   Jumbo and other

  TOTAL MORTGAGE LOANS SERVICED FOR THIRD PARTIES


NATIONAL SERVICER RANKING(2)

SERVICING PORTFOLIO METRICS:
       Number of loans
       Average loan size
       Weighted-average note rate
       Weighted-average servicing fee
       Weighted-average age in months
       Default rate(3)

MORTGAGE BANKING PERSONNEL (FTES)
NCMC:
  Loan origination - commission
  Loan origination - non-commission

    Total loan origination
  Loan servicing
  Indirect production
  Corporate overhead and other

      TOTAL NCMC FTES

FIRST FRANKLIN:
  Loan origination - commission
  Loan origination - non-commission

    Total loan origination
  Indirect production
  Corporate overhead and other

      TOTAL FIRST FRANKLIN FTES

(1) Primarily represents foreclosure liquidations, GNMA early buyout sales, bulk servicing sales and loan repurchases.

(2) Source: Inside Mortgage Finance. Represents rank of the Corporation's mortgage banking subsidiary, National City Mortgage Co. The current quarter ranking is not yet available.

(3)   Mortgage loans greater than 30 days past due

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
           FIRST FRANKLIN LOAN ORIGINATION AND PORTFOLIO STATISTICS(1)
                                 ($ IN MILLIONS)

                                                                2004                                        2003
                                              -----------------------------------------   ----------------------------------------
                                              4TH QTR    3RD QTR    2ND QTR    1ST QTR    4TH QTR    3RD QTR     2ND QTR  1ST QTR
                                              --------   --------   --------   --------   --------   --------   --------  --------
PRODUCTION DATA

ORIGINATIONS:
  Total First Franklin originations           $  6,953   $  7,743   $  8,782   $  5,673   $  6,203   $  6,051   $  4,396  $  3,488
  Weighted-average note rate                      6.91%      7.05%      6.66%      6.72%      6.99%      6.86%      7.14%     7.36%
  Weighted-average credit score(2)                 653        653        658        651        653        660        657       657
  Interest-only as a percent of total
   originations                                     50%        46%        43%        41%        39%        33%        27%       22%

SALES:
  Total sales of First Franklin loans to
   third parties                              $  4,196   $  5,566   $  4,887   $  4,433   $  2,379   $  2,543   $  2,164  $  1,851
  Total production revenue                          77        128        165        141         65         95         88        69
  Gain on sale(3)                                 3.00%      3.39%     4.42 %      4.10%      4.03%      4.50%      4.77%     4.52%

PORTFOLIO STATISTICS(4)

Period-end portfolio balance                  $ 18,260   $ 18,116   $ 16,714   $ 15,627   $ 15,137   $ 13,183   $ 11,496  $ 10,434
Average portfolio balance                       18,393     17,497     16,236     15,376     14,219     12,290     11,000    10,004
Weighted-average note rate                        6.76%      6.84%      6.84%      7.06%      7.19%      7.43%      7.70%     7.81%
Weighted-average loan size                    $126,680   $124,399   $131,240   $126,960   $127,556   $124,772   $126,390  $136,113
Weighted-average credit score(2)(5)                648        650        649        648        649        648        645       645
First-lien weighted-average loan-to-value
 ratio(6)                                        77.78%     77.80%     77.85%     77.84%     77.89%     77.82%     78.56%    79.83%

BY LOAN PURPOSE:
  Purchase                                          69%        69%        69%        69%        69%        69%        69%       69%
  Cash out refinancing                              24%        24%        24%        24%        24%        24%        24%       24%
  Rate and term refinancing                          7%         7%         7%         7%         7%         7%         7%        7%

PERCENTAGE OF FIRST FRANKLIN PORTFOLIO
 LOANS
  REPRESENTED BY:
  Owner occupied                                    96%        96%        96%        96%        96%        97%        97%       97%
  Adjustable-rate loans                             70%        69%        70%        68%        68%        65%        67%       72%
  Interest-only loans                               24%        21%        17%        13%        10%         4%         -         -
  Second lien(7)                                     9%        10%         7%         8%         8%         8%         6%        2%

GEOGRAPHIC MIX - TOP FIVE STATES
  California                                        37%        40%        42%        44%        45%        46%        46%       47%
  Florida                                            7%         7%         7%         6%         6%         6%         6%        6%
  Texas                                              5%         4%         4%         4%         4%         -          -         -
  Oregon                                             4%         4%         4%         4%         4%         4%         4%        4%
  Washington                                         4%         4%         4%         4%         4%         4%         4%        3%
  Ohio                                               -          -          -          -          -          3%         4%        4%

NET CHARGE-OFFS                               $      4   $      6   $      6   $      6   $      5   $      5   $      5  $      6

NET CHARGE-OFFS AS A PERCENTAGE OF
 AVERAGE
  PORTFOLIO LOANS                                  .10%       .14%       .14%       .16%       .13%       .17%       .18%      .23%

NONPERFORMING ASSETS:
  Nonperforming loans                         $     53   $     54   $     55   $     55   $     51   $     49   $     47  $     44
  Other real estate owned                           41         42         38         39         33         34         30        34
                                              --------   --------   --------   --------   --------   --------   --------  --------
     Total                                    $     94   $     96   $     93   $     94   $     84   $     83   $     77  $     78
                                              ========   ========   ========   ========   ========   ========   ========  ========
NONPERFORMING ASSETS TO TOTAL FIRST
 FRANKLIN
  PORTFOLIO LOANS AND OTHER REAL
 ESTATE OWNED                                      .51%       .53%       .55%       .60%       .55%       .63%       .67%      .75%

Loans 90+ days past due                       $    295   $    265   $    252   $    235   $    225   $    210   $    196  $    189

DELINQUENCY RATE                                  6.39%      6.53%      6.42%      5.97%      6.64%      6.44%      7.04%     6.89%

                                                                     2002             FOR THE YEAR
                                                                   --------   ---------------------------
                                                                   4TH QTR     2004      2003       2002
                                                                   --------   -------   -------   -------
PRODUCTION DATA

ORIGINATIONS:
  Total First Franklin originations                                $  3,606   $29,151   $20,138   $10,717
  Weighted-average note rate                                           7.42%     6.83      7.05      7.96
  Weighted-average credit score(2)                                      658       653       655       660
  Interest-only as a percent of total
   originations                                                          20%       45%       31%        8%

SALES:
  Total sales of First Franklin loans to
   third parties                                                   $  1,810   $19,082   $ 8,937   $ 4,559
  Total production revenue                                               69       511       317       153
  Gain on sale(3)                                                      5.58%     3.73%     4.45%     4.87%

PORTFOLIO STATISTICS(4)

Period-end portfolio balance                                       $  9,370
Average portfolio balance                                             8,959   $16,944   $11,873   $ 7,598
Weighted-average note rate                                             8.03%
Weighted-average loan size                                         $138,902
Weighted-average credit score(2)(5)                                     646
First-lien weighted-average loan-to-value
 ratio(6)                                                             78.83%

BY LOAN PURPOSE:
  Purchase                                                               71%
  Cash out refinancing                                                   23%
  Rate and term refinancing                                               6%
PERCENTAGE OF FIRST FRANKLIN PORTFOLIO
 LOANS
  REPRESENTED BY
  Owner occupied                                                         97%
  Adjustable-rate loans                                                  74%
  Interest-only loans                                                     -
  Second lien(7)                                                          1%

GEOGRAPHIC MIX - TOP FIVE STATES
  California                                                             48%
  Florida                                                                 6%
  Texas                                                                   -
  Oregon                                                                  4%
  Washington                                                              3%
  Ohio                                                                    4%

NET CHARGE-OFFS                                                    $      5   $    22   $    21   $    19

NET CHARGE-OFFS AS A PERCENTAGE OF
 AVERAGE
  PORTFOLIO LOANS                                                       .22%      .13%      .17%      .23%

NONPERFORMING ASSETS:
  Nonperforming loans                                              $     44
  Other real estate owned                                                34
                                                                   --------
     Total                                                         $     78
                                                                   ========
NONPERFORMING ASSETS TO TOTAL FIRST
 FRANKLIN
  PORTFOLIO LOANS AND OTHER REAL
 ESTATE OWNED                                                           .83%

Loans 90+ days past due                                            $    184

DELINQUENCY RATE                                                       7.76%

(1) First Franklin loans represent nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2) Represents the Fair Isaac Corporation FICO(R) score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO(R) scores from third-party credit bureaus.

(3) Represents gross gain on external sales as a percentage of dollar value of loans sold including servicing value, if applicable. These gains are included in total production revenue.

(4) Represents statistics on First Franklin loans retained in the residential real estate portfolio.

(5) Based upon most recent available FICO(R) score for borrowers. FICO(R) scores are updated quarterly.

(6) Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(7) Second lien positions are insured by third-party mortgage insurance providers between 3 and 10 percent of the insured loan pool balance. Second lien positions are not included in the loan-to-value calculations.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                        HOME EQUITY PORTFOLIO STATISTICS
                                ($ IN MILLIONS)

                                                                     2004                              2003                 2002
                                                     ----------------------------------- --------------------------------- -------
                                                     4TH QTR  3RD QTR  2ND QTR  1ST QTR  4TH QTR  3RD QTR  2ND QTR 1ST QTR 4TH QTR
                                                     -------  -------  -------  -------  -------  -------  ------- ------- -------
HOME EQUITY LINES OF CREDIT (HELOC)
PERIOD-END BALANCES BY LINE OF BUSINESS:
 Wholesale Banking                                   $     -  $     2  $     8  $     5  $     6  $     1  $    1  $    1  $    1
 Consumer and Small Business Financial Services        7,921    7,706    6,056    5,770    5,662    5,514   5,339   5,166   5,259
 National Consumer Finance - National Home Equity     10,299    8,896    7,079    5,618    4,676    3,951   3,209   2,678   2,268
 Asset Management                                        633      631      610      600      597      605     575     548     534
                                                     -------  -------  -------  -------  -------  -------  ------  ------  ------
TOTAL PERIOD-END BALANCES HELOCS(1)                  $18,853  $17,235  $13,753  $11,993  $10,941  $10,071  $9,124  $8,393  $8,062
                                                     =======  =======  =======  =======  =======  =======  ======  ======  ======

STATISTICS BY LINE OF BUSINESS FOR SIGNIFICANT
PORTFOLIOS:
 Consumer and Small Business Financial Services
     Weighted-average note rate                         5.14%    4.69%    4.34%    4.34%    4.33%    4.20%   4.39%   4.53%   4.96%
     Weighted-average credit score(2)(3)                 727      719      723      721      722      723     722     722     720
     Weighted-average cumulative loan-to-value
     ratio(4)                                          70.97%   72.69%   71.36%   71.22%   71.21%   71.15%  71.47%  71.81%  72.07%
     Utilization rate                                     48%      43%      42%      42%      41%      41%     40%     40%     40%
     Net charge-offs                                 $     2  $     3  $     3  $     3  $     4  $     3  $    3  $    4  $    4
     Loans 90 days past due                                7        8        6        7        7        7       6       6       7

 National Consumer Finance - National Home Equity
     Weighted-average note rate                         5.25%    4.74%    4.31%    4.35%    4.33%    4.32%  4.56 %   4.55%   4.86%
     Weighted-average credit score(2)(3)                 722      723      722      717      721      721     721     723     720
     Weighted-average cumulative loan-to-value
     ratio(4)                                          80.93%   80.92%   81.03%   81.18%   82.23%   81.24%  81.00%  80.74%  80.55%
     Utilization rate                                     57%      56%      53%      53%      51%      49%     49%     51%     52%
     Net charge-offs                                 $     1  $     1  $     1  $     1        -  $     1  $    1       -       -
     Loans 90 days past due                                2        1        1        1  $     1        -       1  $    1       -

HOME EQUITY INSTALLMENT LOANS (HELOAN)(5)(6)
PERIOD-END BALANCES BY LINE OF
BUSINESS:
  Wholesale Banking                                  $    47  $    56  $    32  $     5  $     5  $     5  $    6  $    7  $    8
  Consumer and Small Business Financial Services       4,054    3,969    3,726    3,622    3,564    3,452   2,768   2,382   2,303
  National Consumer Finance - National Home Equity     1,528    1,564    1,500    1,414    1,339    1,160   1,055     975     935
  Asset Management                                        97       97       93       91       90       92      96     104     105
                                                     -------  -------  -------  -------  -------  -------  ------  ------  ------
TOTAL PERIOD-END BALANCES HELOANS(1)                 $ 5,726  $ 5,686  $ 5,351  $ 5,132  $ 4,998  $ 4,709  $3,925  $3,468  $3,351
                                                     =======  =======  =======  =======  =======  =======  ======  ======  ======
STATISTICS BY LINE OF BUSINESS FOR SIGNIFICANT
PORTFOLIOS:
  Consumer and Small Business Financial Services
     Weighted-average note rate                         6.59%    6.63%    6.72%    6.82%    6.89%    6.99%   7.56%   8.13%   8.41%
     Weighted-average credit score(2)(3)                 716      716      714      713      714      714     714     708     706
     Weighted-average cumulative loan-to-value
     ratio(4)                                          69.55%   69.78%   69.96%   69.72%   69.67%   69.38%  68.83%  68.06%  68.23%
     Net charge-offs                                 $     4  $     4  $     5  $     4  $     5  $     4  $    5  $    4  $    4
     Loans 90 days past due                                5        5        4        5        5        4       5       4       3

  National Consumer Finance  - National Home Equity
     Weighted-average note rate                         7.04%    7.02%    6.99%    7.07%    7.13%    7.33%   7.69%   7.94%   8.25%
     Weighted-average credit score(2)(3)                 725      723      722      721      721      719     720     721     721
     Weighted-average cumulative loan-to-value
     ratio(4)                                          89.65%   89.54%   89.61%   89.55%   90.19%   89.44%  89.27%  89.05%  88.96%
     Net charge-offs                                 $     1        -        -        -        -   $    1  $    1  $    1       -
     Loans 90 days past due                                1        -        -        -        -        1       1       1       -

(1) Excludes balances from First Franklin and any remaining loans originated by the former Altegra unit. First Franklin portfolio balances and statistics are included in the First Franklin Loan Origination and Portfolio Statistics section on page 26.

(2) Represents the Fair Isaac Corporation FICO(R) score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO(R) scores from third-party credit bureaus.

(3) Based upon most recent available FICO(R) score for borrowers. FICO(R) scores are updated quarterly.

(4) Based upon period-end first-lien and second-lien mortgage loan balances divided by the obtained value of the underlying mortgaged property at the time of origination.

(5) Represents installment loans collateralized by real estate whereby National City has a first or second lien position.

(6) HELOANs are included in the real estate residential portfolio on the consolidated balance sheet. Prior to December 31, 2002, HELOANs were included in the other consumer portfolio on the consolidated balance sheet.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                                 2004                                        2003
                                               --------------------------------------   --------------------------------------------
                                                4TH QTR   3RD QTR   2ND QTR  1ST QTR    4TH QTR      3RD QTR    2ND QTR     1ST QTR
                                               --------- --------- --------- --------   ---------   ---------  ---------   ---------
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES

Net interest income (TE)                       $540,932  $532,086  $501,733  $495,625   $499,002    $497,354   $492,039    $488,725
Provision for credit losses                      77,517    71,517    75,017    75,323     89,694      73,408     73,761      70,465
                                               --------  --------  --------  --------   --------    --------  ---------   ---------
Net interest income after provision             463,415   460,569   426,716   420,302    409,308     423,946    418,278     418,260
Noninterest income                              289,658   285,166   214,920   180,303    178,973     180,240    180,339     161,689
Noninterest expense                             454,856   455,513   370,590   352,801    355,441     335,946    328,321     352,511
                                               --------  --------  --------  --------   --------    --------  ---------   ---------
Income before taxes                             298,217   290,222   271,046   247,804    232,840     268,240    270,296     227,438
Income tax expense and TE adjustment            114,713   111,869   102,755    93,670     88,014     101,395    102,172      85,972
                                               --------  --------  --------  --------   --------    --------  ---------   ---------
Net income                                     $183,504  $178,353  $168,291  $154,134   $144,826    $166,845   $168,124    $141,466
                                               ========  ========  ========  ========   ========    ========  =========   =========
UNUSUAL ITEMS (PRETAX)
Gain on sale of Upper Peninsula branches       $ 13,983         -         -         -          -           -          -           -
Auto lease residual recovery (charge)             1,781  $  3,103  $  1,332         -   $  1,579    $  9,574          -   ($ 25,255)
                                               --------  --------  --------  --------   --------    --------  ---------   ---------
Total                                          $ 15,764  $  3,103  $  1,332         -   $  1,579    $  9,574          -   ($ 25,255)
                                               ========  ========  ========  ========   ========    ========  =========   =========
UNUSUAL ITEMS (AFTER TAX)
Gain on sale of Upper Peninsula branches       $  9,089         -         -         -          -           -          -           -
Auto lease residual recovery (charge)             1,158  $  2,017  $    866         -   $  1,026    $  6,223          -   ($ 16,416)
                                               --------  --------  --------  --------   --------    --------  ---------   ---------
Total                                          $ 10,247  $  2,017  $    866         -   $  1,026    $  6,223          -   ($ 16,416)
                                               ========  ========  ========  ========   ========    ========  ==========    ========
Average assets (in millions)                   $ 31,541  $ 31,180  $ 27,181  $ 27,033   $ 27,083    $ 26,420   $ 25,700    $ 25,785
Average equity (in millions)                      3,358     3,332     2,666     2,551      2,562       2,523      2,470       2,424
Return on average assets                           2.31%     2.28%     2.49%     2.29%      2.12%       2.51%      2.62%       2.23%
Return on average equity                          21.74     21.30     25.39     24.31      22.43       26.23      27.31       23.67
Efficiency ratio                                  54.76     55.74     51.71     52.20      52.43       49.58      48.83       54.20

WHOLESALE BANKING

Net interest income (TE)                       $369,009  $347,211  $277,126  $257,050   $258,782    $266,758   $264,730    $259,494
Provision (benefit) for credit losses            15,636    31,244    (6,445)   10,598     80,787      39,820    104,349     115,761
                                               --------  --------  --------  --------   --------    --------  ---------   ---------
Net interest income after provision             353,373   315,967   283,571   246,452    177,995     226,938    160,381     143,733
Noninterest income                              157,891   139,061   103,656    99,435     78,419     100,833     60,132      86,637
Noninterest expense                             197,857   187,783   126,959   124,621    126,863     121,604    120,826     136,966
                                               --------  --------  --------  --------   --------    --------  ---------   ---------
Income before taxes                             313,407   267,245   260,268   221,266    129,551     206,167     99,687      93,404
Income tax expense and TE adjustment            117,101   100,317    96,704    81,400     48,663      76,703     38,244      34,554
                                               --------  --------  --------  --------   --------    --------  ---------   ---------
Net income                                     $196,306  $166,928  $163,564  $139,866   $ 80,888    $129,464   $ 61,443     $58,850
                                               ========  ========  ========  ========   ========    ========  =========   =========
UNUSUAL ITEMS (PRETAX)
Commercial lease residual charge                      -         -         -         -          -           -      ($121)  ($ 15,877)
Principal investment gains (losses)            $  9,605  $ 19,070  $ 17,496  $ 22,906   $     89    $ 16,860    (16,388)      6,464
                                               --------  --------  --------  --------   --------    --------  ---------   ---------
Total                                          $  9,605  $ 19,070  $ 17,496  $ 22,906   $     89    $ 16,860  ($ 16,509)  ($  9,413)
                                               ========  ========  ========  ========   ========    ========  =========   =========
UNUSUAL ITEMS (AFTER TAX)
Commercial lease residual charge                      -         -         -         -          -           -       ($79)  ($ 10,320)
Principal investment gains (losses)            $  6,243  $ 12,396  $ 11,372  $ 14,889   $     58    $ 10,959    (10,652)      4,202
                                               --------  --------  --------  --------   --------    --------  ---------   ---------
Total                                          $  6,243  $ 12,396  $ 11,372  $ 14,889   $     58    $ 10,959  ($ 10,731)  ($  6,118)
                                               ========  ========  ========  ========   ========    ========  =========   =========
Average assets (in millions)                   $ 40,982  $ 40,327  $ 31,428  $ 29,169   $ 29,720    $ 30,742   $ 31,321    $ 31,294
Average equity (in millions)                      4,690     4,619     2,904     2,618      2,648       2,697      2,721       2,727
Return on average assets                           1.91%     1.65%     2.09%     1.93%      1.08%       1.67%       .79%        .76%
Return on average equity                          16.65     14.38     22.66     21.49      12.12       19.04       9.06        8.75
Efficiency ratio                                  37.55     38.62     33.34     34.96      37.62       33.08      37.19       39.57

                                                               FOR THE YEAR
                                                   -------------------------------------
                                                      2004          2003        2002
                                                   ----------- ------------ -----------
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES

Net interest income (TE)                           $2,070,376   $1,977,120   $1,984,835
Provision for credit losses                           299,374      307,328      297,271
                                                   ----------  -----------  -----------
Net interest income after provision                 1,771,002    1,669,792    1,687,564
Noninterest income                                    970,047      701,241      634,479
Noninterest expense                                 1,633,760    1,372,219    1,342,875
                                                   ----------  -----------  -----------
Income before taxes                                 1,107,289      998,814      979,168
Income tax expense and TE adjustment                  423,007      377,553      370,126
                                                   ----------  -----------  -----------
Net income                                         $  684,282   $  621,261   $  609,042
                                                   ==========  ===========  ===========
UNUSUAL ITEMS (PRETAX)
Gain on sale of Upper Peninsula branches           $   13,983            -            -
Auto lease residual recovery (charge)                   6,216  ($   14,102)    ($50,851)
                                                   ----------  -----------  -----------
Total                                              $   20,199  ($   14,102) ($   50,851)
                                                   ==========  ===========  ===========
UNUSUAL ITEMS (AFTER TAX)
Gain on sale of Upper Peninsula branches           $    9,089
Auto lease residual recovery (charge)                   4,041  ($    9,167) ($   33,053)
                                                   ----------  -----------  -----------
Total                                              $   13,130      ($9,167)    ($33,053)
                                                   ==========  ===========  ===========
Average assets (in millions)                       $   29,245   $   26,251   $   24,738
Average equity (in millions)                            2,978        2,495        2,307
Return on average assets                                 2.34%        2.37%        2.46%
Return on average equity                                22.97        24.90        26.40
Efficiency ratio                                        53.73        51.23        51.27

WHOLESALE BANKING

Net interest income (TE)                           $1,250,396   $1,049,764   $1,047,091
Provision (benefit) for credit losses                  51,033      340,717      376,470
                                                   ----------  -----------  -----------
Net interest income after provision                 1,199,363      709,047      670,621
Noninterest income                                    500,043      326,021      282,933
Noninterest expense                                   637,220      506,259      507,839
                                                   ----------   ----------  -----------
Income before taxes                                 1,062,186      528,809      445,715
Income tax expense and TE adjustment                  395,522      198,164      168,611
                                                   ----------  -----------  -----------
Net income                                         $  666,664   $  330,645   $  277,104
                                                   ==========  ===========  ===========
UNUSUAL ITEMS (PRETAX)
Commercial lease residual charge                            -  ($   15,998) ($    8,580)
Principal investment gains (losses)                $   69,077        7,025      (22,903)
                                                   ----------  -----------  -----------
Total                                              $   69,077  ($    8,973) ($   31,483)
                                                   ==========  ===========  ===========
UNUSUAL ITEMS (AFTER TAX)
Commercial lease residual charge                            -      (10,399) ($    5,577)
Principal investment gains (losses)                $   44,900   $    4,567      (14,886)
                                                   ----------  -----------  -----------
Total                                              $   44,900  ($    5,832) ($   20,463)
                                                   ==========  ===========  ===========
Average assets (in millions)                       $   35,505   $   30,765   $   31,258
Average equity (in millions)                            3,713        2,698        2,834
Return on average assets                                 1.88%        1.07%         .89%
Return on average equity                                17.96        12.25         9.78
Efficiency ratio                                        36.40        36.80        38.18

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                 $ IN THOUSANDS

                                                          2004                                           2003
                                       -------------------------------------------  -----------------------------------------------
                                        4TH QTR    3RD QTR    2ND QTR    1ST QTR     4TH QTR     3RD QTR      2ND QTR      1ST QTR
                                       ---------  ---------  ---------  ---------   ---------   ---------    ---------    ---------
NATIONAL CITY MORTGAGE CO.(1)

Net interest income (TE)               $ 121,530  $ 124,538  $ 160,732  $ 141,638   $ 203,097   $ 327,452    $ 281,174    $ 284,376
Provision (benefit) for credit losses      6,109     (1,324)     2,753      4,498         212      (2,520)      (3,075)      11,148
                                       ---------  ---------  ---------  ---------   ---------   ---------    ---------    ---------

Net interest income after provision      115,421    125,862    157,979    137,140     202,885     329,972      284,249      273,228
Noninterest income                        85,163    258,053     50,107    458,985     405,084    (101,885)     357,429      577,602
Noninterest expense                      179,983    160,256    181,975    155,317     171,130     229,127      199,880      173,158
                                       ---------  ---------  ---------  ---------   ---------   ---------    ---------    ---------
Income (loss) before taxes                20,601    223,659     26,111    440,808     436,839      (1,040)     441,798      677,672
Income tax expense and TE adjustment       7,816     84,978      9,910    167,494     173,832         722      177,698      266,316
                                       ---------  ---------  ---------  ---------   ---------   ---------    ---------    ---------
Net income (loss)                      $  12,785  $ 138,681  $  16,201  $ 273,314   $ 263,007   ($  1,762)   $ 264,100    $ 411,356
                                       =========  =========  =========  =========   =========   =========    =========    =========
Average assets (in millions)           $  15,269  $  14,822  $  17,494  $  16,386   $  21,539   $  32,778    $  30,297    $  28,868
Average equity (in millions)                 781        782        784        783         779         784          788          794
Return on average assets                     .33%      3.72%       .37%      6.71%       4.84%       (.02)%       3.50%        5.78%
Return on average equity                    6.52      70.54       8.31     140.44      134.00        (.89)      134.38       210.05
Efficiency ratio                           87.08      41.89      86.31      25.86       28.14      101.58        31.30        20.09

NATIONAL CONSUMER FINANCE(1)

Net interest income (TE)               $ 306,974  $ 321,646  $ 278,732  $ 258,261   $ 186,396   $ 220,393    $ 193,306    $ 171,174
Provision (benefit) for credit losses      2,971     20,098     10,406     11,061      (3,728)     16,753       28,504       19,338
                                       ---------  ---------  ---------  ---------   ---------   ---------    ---------    ---------
Net interest income after provision      304,003    301,548    268,326    247,200     190,124     203,640      164,802      151,836
Noninterest income                        62,918    125,293    157,226    135,551      57,504      91,938       87,594       68,160
Noninterest expense                      154,997    149,858    140,179    119,427     101,243      93,156       74,190       73,113
                                       ---------  ---------  ---------  ---------   ---------   ---------    ---------    ---------
Income before taxes                      211,924    276,983    285,373    263,324     146,385     202,422      178,206      146,883
Income tax expense and TE adjustment      80,107    104,699    107,871     99,536      55,334      76,515       67,362       55,522
                                       ---------  ---------  ---------  ---------   ---------   ---------    ---------    ---------
Net income                             $ 131,817  $ 172,284  $ 177,502  $ 163,788   $  91,051   $ 125,907    $ 110,844    $  91,361
                                       =========  =========  =========  =========   =========   =========    =========    =========
Average assets (in millions)           $  33,064  $  31,392  $  27,162  $  24,344   $  22,921   $  20,216    $  18,008    $  16,361
Average equity (in millions)               1,739      1,638      1,368      1,283       1,324       1,110        1,022          952
Return on average assets                    1.59%      2.18%      2.63%      2.71%       1.58%       2.47%        2.47%        2.26%
Return on average equity                   30.15      41.84      52.20      51.33       27.29       44.99        43.49        38.90
Efficiency ratio                           41.90      33.53      32.15      30.33       41.51       29.83        26.41        30.55

                                                  FOR THE YEAR
                                         ----------------------------------
                                            2004        2003        2002
                                         ----------  ----------  ----------
NATIONAL CITY MORTGAGE CO.(1)

Net interest income (TE)                 $  548,438  $1,096,099  $  709,352
Provision (benefit) for credit losses        12,036       5,765      19,734
                                         ----------  ----------  ----------

Net interest income after provision         536,402   1,090,334     689,618
Noninterest income                          852,308   1,238,230     490,502
Noninterest expense                         677,531     773,295     638,601
                                         ----------  ----------  ----------
Income (loss) before taxes                  711,179   1,555,269     541,519
Income tax expense and TE adjustment        270,198     618,568     200,825
                                         ----------  ----------  ----------
Net income (loss)                        $  440,981  $  936,701  $  340,694
                                         ==========  ==========  ==========
Average assets (in millions)             $   15,988  $   28,363  $   20,217
Average equity (in millions)                    782         786         801
Return on average assets                       2.76%       3.30%       1.69%
Return on average equity                      56.36      119.13       42.53
Efficiency ratio                              48.37       33.13       53.22

NATIONAL CONSUMER FINANCE(1)

Net interest income (TE)                 $1,165,613  $  771,269  $  498,346
Provision (benefit) for credit losses        44,536      60,867      45,836
                                         ----------  ----------  ----------
Net interest income after provision       1,121,077     710,402     452,510
Noninterest income                          480,988     305,196     151,115
Noninterest expense                         564,461     341,702     263,054
                                         ----------  ----------  ----------
Income before taxes                       1,037,604     673,896     340,571
Income tax expense and TE adjustment        392,213     254,733     128,735
                                         ----------  ----------  ----------
Net income                               $  645,391  $  419,163  $  211,836
                                         ==========  ==========  ==========
Average assets (in millions)             $   29,008  $   19,396  $   13,227
Average equity (in millions)                  1,508       1,103         817
Return on average assets                       2.22%       2.16%       1.60%
Return on average equity                      42.80       37.99       25.92
Efficiency ratio                              34.28       31.74       40.50

(1) Effective January 1, 2004, National City Mortgage Co., formerly a business unit within National Consumer Finance, was designated as a separate line of business. National Consumer Finance now includes only National Home Equity, First Franklin, National City Warehouse Resources, and Provident PCFS. Prior periods have been restated to reflect this change.

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                           2004                                             2003
                                       ---------------------------------------------   --------------------------------------------
                                        4TH QTR     3RD QTR     2ND QTR     1ST QTR     4TH QTR     3RD QTR     2ND QTR    1ST QTR
                                       ---------   ---------   ---------   ---------   ---------   ---------   ---------  ---------
NATIONAL CONSUMER FINANCE
  DIVISIONAL RESULTS:

FIRST FRANKLIN ORIGINATION,
  SALES, AND PORTFOLIO(1)

Net interest income (TE)               $ 214,196   $ 233,000   $ 223,280   $ 210,517   $ 160,411   $ 188,834   $ 165,776  $ 147,555
Provision (benefit) for credit losses      1,687      19,046       9,353      10,464      (7,260)     14,964      26,913     18,396
                                       ---------   ---------   ---------   ---------   ---------   ---------   ---------  ---------

Net interest income after provision      212,509     213,954     213,927     200,053     167,671     173,870     138,863    129,159
Noninterest income                        79,931     131,309     168,128     143,813      62,264      96,584      90,576     70,142
Noninterest expense                      130,948     118,571     125,857     107,029      91,996      84,509      66,550     66,206
                                       ---------   ---------   ---------   ---------   ---------   ---------   ---------  ---------

Income before taxes                      161,492     226,692     256,198     236,837     137,939     185,945     162,889    133,095
Income tax expense and TE adjustment      61,044      85,688      96,843      89,524      52,141      70,287      61,572     50,310
                                       ---------   ---------   ---------   ---------   ---------   ---------   ---------  ---------

Net income                             $ 100,448   $ 141,004   $ 159,355   $ 147,313   $  85,798   $ 115,658   $ 101,317  $  82,785
                                       =========   =========   =========   =========   =========   =========   =========  =========

Average assets (in millions)           $  21,099   $  20,927   $  19,513   $  17,958   $  17,395   $  15,588   $  14,050  $  12,924
Average equity (in millions)               1,212       1,180       1,115       1,069       1,138         954         888        834
Return on average assets                    1.89%       2.68%       3.28%       3.30%       1.96%       2.94%       2.89%      2.60%
Return on average equity                   32.97       47.53       57.49       55.43       29.93       48.10       45.76      40.22
Efficiency ratio                           44.52       32.55       32.15       30.21       41.31       29.61       25.96      30.41

NATIONAL HOME EQUITY

Net interest income (TE)               $  78,068   $  67,817   $  55,452   $  47,744   $  25,985   $  31,559   $  27,530  $  23,619
Provision for credit losses                1,187         927       1,053         597       3,532       1,789       1,591        942
                                       ---------   ---------   ---------   ---------   ---------   ---------   ---------  ---------

Net interest income after provision       76,881      66,890      54,399      47,147      22,453      29,770      25,939     22,677
Noninterest income                       (21,071)    (15,642)    (10,902)     (8,262)     (4,760)     (4,646)     (2,982)    (1,982)
Noninterest expense                       15,535      15,039      14,322      12,398       9,247       8,647       7,640      6,907
                                       ---------   ---------   ---------   ---------   ---------   ---------   ---------  ---------

Income before taxes                       40,275      36,209      29,175      26,487       8,446      16,477      15,317     13,788
Income tax expense and TE adjustment      15,224      13,687      11,028      10,012       3,193       6,228       5,790      5,212
                                       ---------   ---------   ---------   ---------   ---------   ---------   ---------  ---------

Net income                             $  25,051   $  22,522   $  18,147   $  16,475   $   5,253   $  10,249   $   9,527  $   8,576
                                       =========   =========   =========   =========   =========   =========   =========  =========

Average assets (in millions)           $  11,165   $   9,529   $   7,649   $   6,386   $   5,526   $   4,628   $   3,958  $   3,437
Average equity (in millions)                 360         311         253         214         186         156         134        118
Return on average assets                     .89%        .94%        .95%       1.04%        .38%        .88%        .97%      1.01%
Return on average equity                   27.67       28.79       28.87       30.89       11.18       25.99       28.44      29.54
Efficiency ratio                           27.26       28.82       32.15       31.40       43.57       32.13       31.12      31.92

OTHER(2)

Net interest income (TE)               $  14,710   $  20,829           -           -           -           -           -          -
Provision for credit losses                   97         125           -           -           -           -           -          -
                                       ---------   ---------   ---------   ---------   ---------   ---------   ---------  ---------

Net interest income after provision       14,613      20,704           -           -           -           -           -          -
Noninterest income                         4,058       9,626           -           -           -           -           -          -
Noninterest expense                        8,514      16,248           -           -           -           -           -          -
                                       ---------   ---------   ---------   ---------   ---------   ---------   ---------  ---------

Income before taxes                       10,157      14,082           -           -           -           -           -          -
Income tax expense and TE adjustment       3,839       5,324           -           -           -           -           -          -
                                       ---------   ---------   ---------   ---------   ---------   ---------   ---------  ---------

Net income                             $   6,318   $   8,758           -           -           -           -           -          -
                                       =========   =========   =========   =========   =========   =========   =========  =========

Average assets (in millions)           $     800   $     936           -           -           -           -           -          -
Average equity (in millions)                 167         147           -           -           -           -           -          -
Return on average assets                    3.14%       3.72%          -%          -%          -%          -%          -%         -%
Return on average equity                   15.05       23.76           -           -           -           -           -          -
Efficiency ratio                           45.37       53.35           -           -           -           -           -          -

                                                 FOR THE YEAR
                                       ---------   ---------   ---------
                                         2004        2003        2002
                                       ---------   ---------   ---------
NATIONAL CONSUMER FINANCE
  DIVISIONAL RESULTS:

FIRST FRANKLIN ORIGINATION,
  SALES, AND PORTFOLIO(1)

Net interest income (TE)               $ 880,993   $ 662,576   $ 432,460
Provision (benefit) for credit losses     40,550      53,013      43,770
                                       ---------   ---------   ---------

Net interest income after provision      840,443     609,563     388,690
Noninterest income                       523,181     319,566     154,965
Noninterest expense                      482,405     309,261     235,594
                                       ---------   ---------   ---------

Income before taxes                      881,219     619,868     308,061
Income tax expense and TE adjustment     333,099     234,310     116,447
                                       ---------   ---------   ---------

Net income                             $ 548,120   $ 385,558   $ 191,614
                                       =========   =========   =========

Average assets (in millions)           $  19,881   $  15,003   $  10,758
Average equity (in millions)               1,144         954         731
Return on average assets                    2.76%       2.57%       1.78%
Return on average equity                   47.90       40.40       26.21
Efficiency ratio                           34.36       31.49       40.11

NATIONAL HOME EQUITY

Net interest income (TE)               $ 249,081   $ 108,693   $  65,886
Provision for credit losses                3,764       7,854       2,066
                                       ---------   ---------   ---------

Net interest income after provision      245,317     100,839      63,820
Noninterest income                       (55,877)    (14,370)     (3,850)
Noninterest expense                       57,294      32,441      27,460
                                       ---------   ---------   ---------

Income before taxes                      132,146      54,028      32,510
Income tax expense and TE adjustment      49,951      20,423      12,288
                                       ---------   ---------   ---------

Net income                             $  82,195   $  33,605   $  20,222
                                       =========   =========   =========

Average assets (in millions)           $   8,691   $   4,393   $   2,469
Average equity (in millions)                 285         149          86
Return on average assets                     .95%        .76%        .82%
Return on average equity                   28.85       22.56       23.50
Efficiency ratio                           29.65       34.39       44.27

OTHER(2)

Net interest income (TE)               $  35,539           -           -
Provision for credit losses                  222           -           -
                                       ---------   ---------   ---------

Net interest income after provision       35,317           -           -
Noninterest income                        13,684           -           -
Noninterest expense                       24,762           -           -
                                       ---------   ---------   ---------

Income before taxes                       24,239           -           -
Income tax expense and TE adjustment       9,163           -           -
                                       ---------   ---------   ---------

Net income                             $  15,076           -           -
                                       =========   =========   =========

Average assets (in millions)                 436           -           -
Average equity (in millions)                  79           -           -
Return on average assets                    3.46%          -%          -%
Return on average equity                   19.13           -           -
Efficiency ratio                           50.31           -           -

(1)   Includes the Altegra and Loan Zone portfolios

(2)   Includes results of National City Warehouse Resources and Provident PCFS

                                    UNAUDITED
                            National City Corporation
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                                                    2004
                                                                --------------------------------------------
                                                                  4TH QTR     3RD QTR    2ND QTR    1ST QTR
                                                                --------------------------------------------
ASSET MANAGEMENT
Net interest income (TE)                                         $  30,256   $  29,575  $  26,405   $ 26,151
Provision (benefit) for credit losses                                2,651        (135)     1,421        228
                                                                ----------   ---------  ---------  ---------
Net interest income after provision                                 27,605      29,710     24,984     25,923
Noninterest income                                                  87,214      83,156    160,199     92,652
Noninterest expense                                                 85,753      71,299     82,274     77,470
                                                                ----------   ---------  ---------  ---------
Income before taxes                                                 29,066      41,567    102,909     41,105
Income tax expense and TE adjustment                                10,987      15,712     38,900     15,537
                                                                ----------   ---------  ---------  ---------
Net income                                                       $  18,079   $  25,855  $  64,009   $ 25,568
                                                                ==========   =========  =========  =========
UNUSUAL ITEMS (PRETAX)
Gain on sale of Corporate Trust Bond Administration business    ($   2,918)          -  $  65,246          -
                                                                ----------   ---------  ---------  ---------
Total                                                           ($   2,918)          -  $  65,246          -
                                                                ==========   =========  =========  =========
UNUSUAL ITEMS (AFTER TAX)
Gain on sale of Corporate Trust Bond Administration business    ($   1,897)          -  $  42,410          -
                                                                ----------   ---------  ---------  ---------
Total                                                           ($   1,897)          -  $  42,410          -
                                                                ==========   =========  =========  =========
Average assets (in millions)                                     $   3,319   $   3,299  $   3,019   $  2,975
Average equity (in millions)                                           493         487        398        391
Return on average assets                                              2.17%       3.12%      8.53%      3.46%
Return on average equity                                             14.60       21.12      64.63      26.27
Efficiency ratio                                                     73.00       63.25      44.09      65.21

NATIONAL PROCESSING(1)

Net interest income (TE)                                         $     279   $   1,340  $     986   $    895
Provision for credit losses                                              -           -          -          -
                                                                ----------   ---------  ---------  ---------
Net interest income after provision                                    279       1,340        986        895
Noninterest income                                                  21,949     133,481    132,334    121,991
Noninterest expense                                                 37,005     107,079    109,620    103,314
                                                                ----------   ---------  ---------  ---------
Income before taxes                                                (14,777)     27,742     23,700     19,572
Income tax expense and TE adjustment                                (5,657)     10,979      9,314      7,608
                                                                ----------   ---------  ---------  ---------
Net income (loss)                                               ($   9,120)  $  16,763  $  14,386   $ 11,964
                                                                ==========   =========  =========  =========
UNUSUAL ITEMS (PRETAX)
Severance and related charges                                   ($     100)          -          -  ($     54)
Sale-related costs                                                 (19,117)          -          -          -
Charge related to closing operations in Mexico                           -           -          -          -
                                                                ----------   ---------  ---------  ---------

Total                                                           ($  19,217)          -          -  ($     54)
                                                                ==========   =========  =========  =========
UNUSUAL ITEMS (AFTER TAX)
Severance and related charges                                   ($      65)          -          -  ($     35)
Sale-related costs                                                 (11,470)          -          -          -
Charge related to closing operations in Mexico                           -           -          -          -
                                                                ----------   ---------  ---------  ---------
Total                                                           ($  11,535)          -          -  ($     35)
                                                                ==========   =========  =========  =========
Average assets (in millions)                                     $     131   $     744  $     705   $    699
Average equity (in millions)                                            92         554        538        523
Return on average assets                                            (27.76)%      8.96%      8.21%      6.89%
Return on average equity                                            (39.47)      12.04      10.76       9.20
Efficiency ratio                                                    166.48       79.42      82.22      84.07

                                                                                   2003
                                                                -------------------------------------------
                                                                  4TH QTR    3RD QTR    2ND QTR    1ST QTR
                                                                -------------------------------------------
ASSET MANAGEMENT
Net interest income (TE)                                         $  26,425  $  26,144   $ 25,930   $ 25,051
Provision (benefit) for credit losses                                2,032      1,286      2,733      1,584
                                                                ----------  ---------  ---------  ---------
Net interest income after provision                                 24,393     24,858     23,197     23,467
Noninterest income                                                  85,027     86,870     91,588     82,706
Noninterest expense                                                 72,350     72,406     70,952     75,809
                                                                ----------  ---------  ---------  ---------
Income before taxes                                                 37,070     39,322     43,833     30,364
Income tax expense and TE adjustment                                14,012     14,864     16,569     11,477
                                                                ----------  ---------  ---------  ---------
Net income                                                       $  23,058  $  24,458   $ 27,264   $ 18,887
                                                                ==========  =========  =========  =========
UNUSUAL ITEMS (PRETAX)
Gain on sale of Corporate Trust Bond Administration business             -          -          -          -
                                                                ----------  ---------  ---------  ---------
Total                                                                    -          -          -          -
                                                                ==========  =========  =========  =========
UNUSUAL ITEMS (AFTER TAX)
Gain on sale of Corporate Trust Bond Administration business             -          -          -          -
                                                                ----------  ---------  ---------  ---------
Total                                                                    -          -          -          -
                                                                ==========  =========  =========  =========
Average assets (in millions)                                     $   2,988  $   2,873   $  2,884   $  2,913
Average equity (in millions)                                           381        379        374        372
Return on average assets                                              3.06%      3.38%      3.79%      2.63%
Return on average equity                                             24.00      25.62      29.24      20.60
Efficiency ratio                                                     64.92      64.07      60.38      70.35

NATIONAL PROCESSING(1)

Net interest income (TE)                                         $     916  $     787   $    865   $    683
Provision for credit losses                                              -          -          -          -
                                                                ----------  ---------  ---------  ---------
Net interest income after provision                                    916        787        865        683
Noninterest income                                                 135,281    124,881    113,590    106,123
Noninterest expense                                                111,987    101,548     95,945     92,564
                                                                ----------  ---------  ---------  ---------
Income before taxes                                                 24,210     24,120     18,510     14,242
Income tax expense and TE adjustment                                 9,371      9,811      7,444      5,695
                                                                ----------  ---------  ---------  ---------
Net income (loss)                                                $  14,839  $  14,309   $ 11,066   $  8,547
                                                                ==========  =========  =========  =========
UNUSUAL ITEMS (PRETAX)
Severance and related charges                                   ($     228) $      65  ($    674) ($     30)
Sale-related costs                                                       -          -          -          -
Charge related to closing operations in Mexico                           -          -          -          -
                                                                ----------  ---------  ---------  ---------

Total                                                           ($     228) $      65  ($    674) ($     30)
                                                                ==========  =========  =========  =========
UNUSUAL ITEMS (AFTER TAX)
Severance and related charges                                   ($     137) $      39  ($    404) ($     18)
Sale-related costs                                                       -          -          -          -
Charge related to closing operations in Mexico                           -          -          -          -
                                                                ----------  ---------  ---------  ---------
Total                                                           ($     137) $      39  ($    404) ($     18)
                                                                ==========  =========  =========  =========
Average assets (in millions)                                     $     718  $     691   $    542   $    533
Average equity (in millions)                                           503        481        466        455
Return on average assets                                              8.20%      8.21%      8.19%      6.50%
Return on average equity                                             11.70      11.80       9.52       7.62
Efficiency ratio                                                     82.22      80.81      83.83      86.67

                                                                         FOR THE YEAR
                                                                -------------------------------
                                                                  2004       2003       2002
                                                               --------------------------------
ASSET MANAGEMENT
Net interest income (TE)                                        $ 112,387   $103,550   $101,494
Provision (benefit) for credit losses                               4,165      7,635     14,051
                                                               ----------  ---------  ---------
Net interest income after provision                               108,222     95,915     87,443
Noninterest income                                                423,221    346,191    369,369
Noninterest expense                                               316,796    291,517    300,610
                                                               ----------  ---------  ---------
Income before taxes                                               214,647    150,589    156,202
Income tax expense and TE adjustment                               81,136     56,922     59,044
                                                               ----------  ---------  ---------
Net income                                                      $ 133,511   $ 93,667   $ 97,158
                                                               ==========  =========  =========
UNUSUAL ITEMS (PRETAX)
Gain on sale of Corporate Trust Bond Administration business    $  62,328          -          -
                                                               ----------  ---------  ---------
Total                                                           $  62,328          -          -
                                                               ==========  =========  =========
UNUSUAL ITEMS (AFTER TAX)
Gain on sale of Corporate Trust Bond Administration business    $  40,513          -          -
                                                               ----------  ---------  ---------
Total                                                           $  40,513          -          -
                                                               ==========  =========  =========
Average assets (in millions)                                    $   3,154   $  2,914   $  2,966
Average equity (in millions)                                          443        376        383
Return on average assets                                             4.23%      3.21%      3.28%
Return on average equity                                            30.16      24.88      25.35
Efficiency ratio                                                    59.15      64.82      63.84

NATIONAL PROCESSING(1)

Net interest income (TE)                                        $   3,500   $  3,251   $  5,347
Provision for credit losses                                             -          -          -
                                                               ----------  ---------  ---------
Net interest income after provision                                 3,500      3,251      5,347
Noninterest income                                                409,755    479,875    454,463
Noninterest expense                                               357,018    402,044    376,338
                                                               ----------  ---------  ---------
Income before taxes                                                56,237     81,082     83,472
Income tax expense and TE adjustment                               22,244     32,321     32,396
                                                               ----------  ---------  ---------
Net income (loss)                                               $  33,993   $ 48,761   $ 51,076
                                                               ==========  =========  =========
UNUSUAL ITEMS (PRETAX)
Severance and related charges                                  ($     154) ($    867)         -
Sale-related costs                                                (19,117)         -          -
Charge related to closing operations in Mexico                          -          -  ($  1,650)
                                                                ---------  ---------  ---------

Total                                                          ($  19,271) ($    867) ($  1,650)
                                                               ==========  =========  =========
UNUSUAL ITEMS (AFTER TAX)
Severance and related charges                                  ($     100) ($    520)         -
Sale-related costs                                                (11,470)         -          -
Charge related to closing operations in Mexico                          -          -  ($  2,350)
                                                               ----------  ---------  ---------
Total                                                          ($  11,570) ($    520) ($  2,350)
                                                               ==========  =========  =========
Average assets (in millions)                                    $     569   $    622   $    481
Average equity (in millions)                                          426        477        399
Return on average assets                                             5.98%      7.84%     10.63%
Return on average equity                                             7.98      10.23      12.80
Efficiency ratio                                                    86.39      83.22      81.85

--------------
(1) In October 2004, the National Processing Business was sold to Bank of
    America

                                   UNAUDITED

                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                                            2004
                                                   ------------------------------------------- ----------
                                                    4TH QTR     3RD QTR   2ND QTR    1ST QTR    4TH QTR
                                                   ---------- ---------- ---------- ---------- ----------
PARENT AND OTHER

Net interest expense (TE)                          ($125,510) ($160,572) ($178,934) ($154,463) ($132,713)
Benefit related to credit losses                     (23,339)   (22,968)   (22,364)   (19,201)   (21,006)
                                                   ---------  ---------  ---------  ---------  ---------

Net interest expense after provision                (102,171)  (137,604)  (156,570)  (135,262)  (111,707)
Noninterest income                                   747,601      2,444     47,835     28,780     50,396
Noninterest expense                                  160,680    100,986     63,540     53,390    106,390
                                                   ---------  ---------  ---------  ---------  ---------

Income (loss) before taxes                           484,750   (236,146)  (172,275)  (159,872)  (167,701)
Income tax expense (benefit) and TE adjustment        58,316   (127,997)   (87,368)  (101,606)   (94,148)
                                                   ---------  ---------  ---------  ---------  ---------
Net income (loss)                                  ($426,434  ($108,149) ($ 84,907) ($ 58,266) ($ 73,553)
                                                   =========  =========  =========  =========  =========
UNUSUAL ITEMS (PRETAX)
Building lease termination penalty                         -          -          -          -          -
Severance and related charges                      ($ 11,723) ($ 17,369) ($  6,464) ($  3,334) ($  3,687)
Consideration from sale of NAMCO preferred shares          -          -          -          -          -
Loss on commercial paper conduit consolidation             -          -          -          -          -
Charitable foundation contribution                         -          -          -          -          -
Minority interest related to NPI charges               1,950          -          -          5         34
Gain from sale of National Processing                714,195          -          -          -          -
Deferred tax adjustments                              44,187          -          -     23,000          -
Bank stock fund gains                                  3,176          -          -          -      7,512
                                                   ---------  ---------  ---------  ---------  ---------
Total                                              $ 751,785  ($ 17,369) ($  6,464) $  19,671  $   3,859
                                                   =========  =========  =========  =========  =========

UNUSUAL ITEMS (AFTER TAX)
Building lease termination penalty                         -          -          -          -          -
Severance and related charges                      ($  7,685) ($ 11,290) ($  4,202) ($  2,167) ($  2,396)
Consideration from sale of NAMCO preferred shares          -          -          -          -          -
Loss on commercial paper conduit consolidation             -          -          -          -          -
Charitable foundation contribution                         -          -          -          -          -
Minority interest related to NPI charges               1,950          -          -          5         34
Gain from sale of National Processing                486,822          -          -          -          -
Deferred tax adjustments                              44,187          -          -     23,000          -
Bank stock fund gains                                  2,064          -          -          -      4,883
                                                   ---------  ---------  ---------  ---------  ---------
Total                                              $ 527,338  ($ 11,290) ($  4,202) $  20,838  $   2,521
                                                   =========  =========  =========  =========  =========

Average assets (in millions)                       $  13,603  $  11,838  $   8,959  $   8,924  $   9,597


                                                                2003                          FOR THE YEAR
                                                   -------------------------------- --------------------------------
                                                    3RD QTR    2ND QTR    1ST QTR      2004       2003      2002
                                                   ---------- ---------- ---------- ---------- ---------- ----------
PARENT AND OTHER

Net interest expense (TE)                          ($188,123) ($155,796) ($128,775) ($619,479) ($605,407) ($310,732)
Benefit related to credit losses                     (21,700)   (23,125)   (18,063)   (87,872)   (83,894)   (71,444)
                                                   ---------  ---------  ---------  ---------  ---------  ---------

Net interest expense after provision                (166,423)  (132,671)  (110,712)  (531,607)  (521,513)  (239,288)
Noninterest income                                     7,042    121,240     20,569    826,660    199,247    192,113
Noninterest expense                                   53,829    136,123    104,745    378,596    401,087    300,317
                                                   ---------  ---------  ---------  ---------  ---------  ---------

Income (loss) before taxes                          (213,210)  (147,554)  (194,888)   (83,543)  (723,353)  (347,492)
Income tax expense (benefit) and TE adjustment       (97,626)   (90,521)  (107,924)  (258,655)  (390,219)  (207,225)
                                                   ---------  ---------  ---------  ---------  ---------  ---------
Net income (loss)                                  ($115,584) ($ 57,033) ($ 86,964) ($175,112  ($333,134) ($140,267)
                                                   =========  =========  =========  =========  =========  =========
UNUSUAL ITEMS (PRETAX)
Building lease termination penalty                         -  ($  8,738)         -          -  ($  8,738)         -
Severance and related charges                      ($  5,504)       166  ($ 71,737) ($ 38,890)   (80,762) ($ 32,803)
Consideration from sale of NAMCO preferred shares          -          -          -          -          -      5,136
Loss on commercial paper conduit consolidation             -          -          -          -          -    (15,891)
Charitable foundation contribution                         -    (40,089)         -          -    (40,089)   (52,825)
Minority interest related to NPI charges                 (10)       101          5      1,955        130        346
Gain from sale of National Processing                      -          -          -    714,195          -          -
Deferred tax adjustments                                   -          -          -     67,187          -          -
Bank stock fund gains                                  1,045     31,874          -      3,176     40,431     74,452
                                                   ---------  ---------  ---------  ---------  ---------  ---------
Total                                              ($  4,469) ($ 16,686) ($ 71,732) ($747,623  ($ 89,028) ($ 21,585)
                                                   =========  =========  =========  =========  =========  =========

UNUSUAL ITEMS (AFTER TAX)
Building lease termination penalty                         -  ($  5,680)         -          -  ($  5,680)         -
Severance and related charges                      ($  3,578)       108  ($ 46,629) ($ 25,344)   (52,495) ($ 21,322)
Consideration from sale of NAMCO preferred shares          -          -          -          -                 3,338
Loss on commercial paper conduit consolidation             -          -          -          -          -    (10,329)
Charitable foundation contribution                         -    (26,058)         -          -    (26,058)   (34,336)
Minority interest related to NPI charges                 (10)       101          5      1,955        130        346
Gain from sale of National Processing                      -          -          -    486,822          -          -
Deferred tax adjustments                                   -          -          -     67,187          -          -
Bank stock fund gains                                    679     25,997          -      2,064     31,559     53,343
                                                   ---------  ---------  ---------  ---------  ---------  ---------
Total                                              ($  2,909) ($  5,532) ($ 46,624) ($532,684  ($ 52,544) ($  8,960)
                                                   =========  =========  =========  =========  =========  =========

Average assets (in millions)                       $  10,027  $  10,379  $  10,658  $  10,841  $  10,162  $  23,845


                                   UNAUDITED

                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                                                     2004
                                                              ---------------------------------------------------
                                                                4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                                              -----------  ------------ ------------ ------------
CONSOLIDATED

Net interest income (TE)                                      $ 1,243,470  $ 1,195,824  $ 1,066,780  $ 1,025,157
Provision for credit losses                                        81,545       98,432       60,788       82,507
                                                              -----------  -----------  -----------  -----------

Net interest income after provision                             1,161,925    1,097,392    1,005,992      942,650
Noninterest income                                              1,452,394    1,026,654      866,277    1,117,697
Noninterest expense                                             1,271,131    1,232,774    1,075,137      986,340
                                                              -----------  -----------  -----------  -----------

Income before taxes                                             1,343,188      891,272      797,132    1,074,007
Income tax expense and TE adjustment                              383,383      300,557      278,086      363,639
                                                              -----------  -----------  -----------  -----------
Net income                                                    $   959,805  $   590,715  $   519,046  $   710,368
                                                              ===========  ===========  ===========  ===========

UNUSUAL ITEMS (PRETAX)
Auto lease residual recovery (charge)                         $     1,781  $     3,103  $     1,332            -
Commercial lease residual charge                                        -            -            -            -
Principal investment gains (losses)                                 9,605       19,070       17,496  $    22,906
Gain on sale of Corporate Trust Bond Administration business       (2,918)           -       65,246            -
Building lease termination penalty                                      -            -            -            -
Severance and related charges, net                                (11,823)     (17,369)      (6,464)      (3,383)
Consideration from sale of NAMCO preferred shares                       -            -            -            -
Loss on commercial paper conduit consolidation                          -            -            -            -
Charitable foundation contribution                                      -            -            -            -
NPI Sale-related costs                                            (17,167)           -            -            -
NPI charge related to closing operations in
    Mexico, net                                                         -            -            -            -
Gain on sale of Upper Peninsula branches                           13,983            -            -            -
Gain from sale of National Processing                             714,195            -            -            -
Deferred tax adjustments                                           44,187            -            -       23,000
Bank stock fund gains                                               3,176            -            -            -
                                                              -----------  -----------  -----------  -----------
Total                                                         $   755,019  $     4,804  $    77,610  $    42,523
                                                              ===========  ===========  ===========  ===========

UNUSUAL ITEMS (AFTER TAX)
Auto lease residual recovery (charge)                         $     1,158  $     2,017  $       866            -
Commercial lease residual charge                                        -            -            -            -
Principal investment gains (losses)                                 6,243       12,396       11,372  $    14,889
Gain on sale of Corporate Trust Bond Administration business       (1,897)           -       42,410            -
Building lease termination penalty                                      -            -            -            -
Severance and related charges, net                                 (7,685)     (11,290)      (4,202)      (2,197)
Consideration from sale of NAMCO preferred shares                       -            -            -            -
Loss on commercial paper conduit consolidation                          -            -            -            -
Charitable foundation contribution                                      -            -            -            -
NPI Sale-related costs                                             (9,520)           -            -            -
NPI charge related to closing operations in
    Mexico, net                                                         -            -            -            -
Gain on sale of Upper Peninsula branches                            9,089            -            -            -
Gain from sale of National Processing                             486,822            -            -            -
Deferred tax adjustments                                           44,187            -            -       23,000
Bank stock fund gains                                               2,064            -            -            -
                                                              -----------  -----------  -----------  -----------
Total                                                         $   530,461  $     3,123  $    50,446  $    35,692
                                                              ===========  ===========  ===========  ===========

Average assets (in millions)                                  $   137,909  $   133,602  $   115,948  $   109,530
Average total equity (in millions)                                 12,847       12,359       10,370        9,659
Return on average assets                                             2.77%        1.76%        1.80%        2.61%
Return on average total equity                                      29.72        19.01        20.13        29.58
Efficiency ratio                                                    47.34        55.54        55.77        46.03

                                                                                     2003
                                                              ---------------------------------------------------
                                                                4TH QTR      3RD QTR       2ND QTR     1ST QTR
                                                              ------------ ------------ ------------ ------------
CONSOLIDATED

Net interest income (TE)                                      $ 1,041,905  $ 1,150,765  $ 1,102,248  $ 1,100,728
Provision for credit losses                                       147,991      107,047      183,147      200,233
                                                              -----------  -----------  -----------  -----------

Net interest income after provision                               893,914    1,043,718      919,101      900,495
Noninterest income                                                990,684      489,919    1,011,912    1,103,486
Noninterest expense                                             1,045,404    1,007,616    1,026,237    1,008,866
                                                              -----------  -----------  -----------  -----------

Income before taxes                                               839,194      526,021      904,776      995,115
Income tax expense and TE adjustment                              295,078      182,384      318,968      351,612
                                                              -----------  -----------  -----------  -----------
Net income                                                    $   544,116  $   343,637  $   585,808  $   643,503
                                                              ===========  ===========  ===========  ===========

UNUSUAL ITEMS (PRETAX)
Auto lease residual recovery (charge)                         $     1,579  $     9,574            - ($    25,255)
Commercial lease residual charge                                        -            - ($       121)     (15,877)
Principal investment gains (losses)                                    89       16,860      (16,388)       6,464
Gain on sale of Corporate Trust Bond Administration business            -            -            -            -
Building lease termination penalty                                      -            -       (8,738)           -
Severance and related charges, net                                 (3,881)      (5,449)        (407)     (71,762)
Consideration from sale of NAMCO preferred shares                       -            -            -            -
Loss on commercial paper conduit consolidation                          -            -            -            -
Charitable foundation contribution                                      -            -      (40,089)           -
NPI Sale-related costs                                                  -            -            -            -
NPI charge related to closing operations in
    Mexico, net                                                         -            -            -            -
Gain on sale of Upper Peninsula branches                                -            -            -            -
Gain from sale of National Processing                                   -            -            -            -
Deferred tax adjustments                                                -            -            -            -
Bank stock fund gains                                               7,512        1,045       31,874            -
                                                              -----------  -----------  -----------  -----------
Total                                                         $     5,299  $    22,030 ($    33,869)($   106,430)
                                                              ===========  ===========  ===========  ===========

UNUSUAL ITEMS (AFTER TAX)
Auto lease residual recovery (charge)                         $     1,026  $     6,223            - ($    16,416)
Commercial lease residual charge                                        -            - ($        79)     (10,320)
Principal investment gains (losses)                                    58       10,959      (10,652)       4,202
Gain on sale of Corporate Trust Bond Administration business            -            -            -            -
Building lease termination penalty                                      -            -       (5,680)           -
Severance and related charges, net                                 (2,499)      (3,549)        (195)     (46,642)
Consideration from sale of NAMCO preferred shares                       -            -            -            -
Loss on commercial paper conduit consolidation                          -            -            -            -
Charitable foundation contribution                                      -            -      (26,058)           -
NPI Sale-related costs                                                  -            -            -            -
NPI charge related to closing operations in
    Mexico, net                                                         -            -            -            -
Gain on sale of Upper Peninsula branches                                -            -            -            -
Gain from sale of National Processing                                   -            -            -            -
Deferred tax adjustments                                                -            -            -            -
Bank stock fund gains                                               4,883          679       25,997            -
                                                              -----------  -----------  -----------  -----------
Total                                                         $     3,468  $    14,312 ($    16,667)($    69,176)
                                                              ===========  ===========  ===========  ===========

Average assets (in millions)                                  $   114,566  $   123,747  $   119,131  $   116,412
Average total equity (in millions)                                  9,390        9,171        8,786        8,529
Return on average assets                                             1.88%        1.10%        1.97%        2.24%
Return on average total equity                                      22.99        14.87        26.74        30.60
Efficiency ratio                                                    51.69        61.62        49.27        45.77

                                                                           FOR THE YEAR
                                                              -------------------------------------
                                                                  2004        2003          2002
                                                              ------------ ------------ -----------
CONSOLIDATED

Net interest income (TE)                                      $ 4,531,231  $ 4,395,646  $ 4,035,733
Provision for credit losses                                       323,272      638,418      681,918
                                                              -----------  -----------  -----------

Net interest income after provision                             4,207,959    3,757,228    3,353,815
Noninterest income                                              4,463,022    3,596,001    2,574,974
Noninterest expense                                             4,565,382    4,088,123    3,729,634
                                                              -----------  -----------  -----------

Income before taxes                                             4,105,599    3,265,106    2,199,155
Income tax expense and TE adjustment                            1,325,665    1,148,042      752,512
                                                              -----------  -----------  -----------
Net income                                                    $ 2,779,934  $ 2,117,064  $ 1,446,643
                                                              ===========  ===========  ===========

UNUSUAL ITEMS (PRETAX)
Auto lease residual recovery (charge)                         $     6,216 ($    14,102)($    50,851)
Commercial lease residual charge                                        -      (15,998)      (8,580)
Principal investment gains (losses)                                69,077        7,025      (22,903)
Gain on sale of Corporate Trust Bond Administration business       62,328            -            -
Building lease termination penalty                                      -       (8,738)           -
Severance and related charges, net                                (39,039)     (81,499)     (32,803)
Consideration from sale of NAMCO preferred shares                       -            -        5,136
Loss on commercial paper conduit consolidation                          -            -      (15,891)
Charitable foundation contribution                                      -      (40,089)     (52,825)
NPI Sale-related costs                                            (17,167)
NPI charge related to closing operations in
    Mexico, net                                                         -            -       (1,304)
Gain on sale of Upper Peninsula branches                           13,983            -            -
Gain from sale of National Processing                             714,195            -            -
Deferred tax adjustments                                           67,187            -            -
Bank stock fund gains                                               3,176       40,431       74,452
                                                              -----------  -----------  -----------
Total                                                         $   879,956 ($   112,970)($   105,569)
                                                              ===========  ===========  ===========

UNUSUAL ITEMS (AFTER TAX)
Auto lease residual recovery (charge)                         $     4,041  $    (9,167)($    33,053)
Commercial lease residual charge                                        -      (10,399)      (5,577)
Principal investment gains (losses)                                44,900        4,567      (14,886)
Gain on sale of Corporate Trust Bond Administration business       40,513            -            -
Building lease termination penalty                                      -       (5,680)           -
Severance and related charges, net                                (25,374)     (52,885)     (21,322)
Consideration from sale of NAMCO preferred shares                       -            -        3,338
Loss on commercial paper conduit consolidation                          -            -      (10,329)
Charitable foundation contribution                                      -      (26,058)     (34,336)
NPI Sale-related costs                                             (9,520)           -            -
NPI charge related to closing operations in
    Mexico, net                                                         -            -       (2,004)
Gain on sale of Upper Peninsula branches                            9,089            -            -
Gain from sale of National Processing                             486,822            -            -
Deferred tax adjustments                                           67,187            -            -
Bank stock fund gains                                               2,064       31,559       53,343
                                                              -----------  -----------  -----------
Total                                                         $   619,722 ($    68,063)($    64,826)
                                                              ===========  ===========  ===========

Average assets (in millions)                                  $   124,310  $   118,473  $   103,505
Average total equity (in millions)                                 11,316        8,972        7,973
Return on average assets                                             2.24%        1.79%        1.40%
Return on average total equity                                      24.57        23.60        18.14
Efficiency ratio                                                    50.87        51.46        57.12

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS
                     CONSOLIDATED SELECTED AVERAGE BALANCES
                                ($ IN MILLIONS)

                                                                    DECEMBER NOVEMBER OCTOBER SEPTEMBER AUGUST   JULY    JUNE
                                                                      2004     2004    2004     2004     2004    2004    2004
                                                                    -------- -------- ------- --------- ------- ------- -------
ASSETS
  AVAILABLE FOR SALE SECURITIES, AT COST                            $  9,348 $  9,573 $ 9,653  $ 9,460  $ 9,618 $ 9,923 $ 6,541

  PORTFOLIO LOANS:
    Commercial                                                      $ 25,147 $ 25,171 $25,199  $24,852  $24,523 $24,980 $19,596
    Commercial construction                                            2,926    2,957   2,925    2,855    2,820   2,771   2,279
    Real estate - commercial                                          12,063   11,976  11,956   12,005   12,026  11,947  10,967
    Real estate - residential                                         30,743   30,551  30,348   30,063   29,592  29,277  28,352
    Home equity lines of credit                                       18,581   18,080  17,584   16,839   16,294  15,626  13,342
    Credit card and other unsecured lines of credit                    2,393    2,327   2,329    2,309    2,282   2,252   2,189
    Other consumer                                                     7,966    7,911   7,884    7,719    7,545   7,435   7,040
                                                                    -------- -------- -------  -------  ------- ------- -------
      TOTAL PORTFOLIO LOANS                                         $ 99,819 $ 98,973 $98,225  $96,642  $95,082 $94,288 $83,765
                                                                    ======== ======== =======  =======  ======= ======= =======

  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                      $     22 $     13 $    13  $    17  $    17 $   148 $    24
    Commercial real estate                                               384      371     223      278      348     357       -
    Mortgage:
       National City Mortgage Co.                                      9,259    9,289   8,827    8,748    8,498   9,424  10,861
       First Franklin                                                  2,123    1,958   1,874    2,162    2,402   2,875   2,962
       National City Home Loan Services (formerly Altegra)               144        -       -        7        3       3       5
       Provident PCFS                                                      3        -      10       47       86     145       -
                                                                    -------- -------- -------  -------  ------- ------- -------
    Total mortgage loans held for sale                                11,529   11,247  10,711   10,964   10,989  12,447  13,828
    Automobile loans held for securitization                               -        -       -        -        -       -       -
                                                                    -------- -------- -------  -------  ------- ------- -------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION                   $ 11,935 $ 11,631 $10,947  $11,259  $11,354 $12,952 $13,852
                                                                    ======== ======== =======  =======  ======= ======= =======

LIABILITIES
  DEPOSITS:
    Noninterest bearing                                               18,726 $ 19,309 $18,628  $18,729  $18,722 $18,741 $17,279
    NOW and money market accounts                                     29,730   29,893  29,928   29,449   29,715  30,159  28,626
    Savings accounts                                                   2,634    2,744   2,742    2,613    2,648   2,774   2,584
    Consumer time                                                     16,739   16,669  16,585   16,401   16,337  16,217  13,618
                                                                    -------- -------- -------  -------  ------- ------- -------
      CORE DEPOSITS                                                   67,829   68,615  67,883   67,192   67,422  67,891  62,107
    Other                                                              4,822    5,183   5,140    5,065    5,373   5,161   1,180
    Foreign                                                           11,882    9,983   8,962    9,725    9,447  10,253   9,701
                                                                    -------- -------- -------  -------  ------- ------- -------
      TOTAL DEPOSITS                                                $ 84,533 $ 83,781 $81,985  $81,982  $82,242 $83,305 $72,988
                                                                    ======== ======== =======  =======  ======= ======= =======
  Federal funds borrowed and security repurchase agreements         $  7,623 $  6,846 $ 6,900  $ 7,400  $ 8,012 $ 8,667 $ 8,236
  Borrowed funds                                                       1,270    1,507   2,175    1,616      800     958   1,803
  Long-term debt                                                      28,527   29,284  28,983   27,254   25,688  24,438  20,533

MEMO:
Noninterest bearing mortgage escrow principal and
  interest (P&I) balances                                           $  3,017 $  3,168 $ 2,902  $ 2,815  $ 2,720 $ 2,771 $ 2,911
Noninterest bearing mortgage escrow taxes and
  insurance (T&I) balances                                             1,202    1,436   1,540    1,421    1,381   1,340   1,185
Noninterest bearing mortgage escrow replacement
  reserve (NRR) balances                                                 107      118     104       99       92      93       -
Interest bearing mortgage escrow replacement
  reserve (IRR) balances                                                 132      126     127      122      119     116       -
Noninterest bearing deposits excluding P&I, T&I, and NRR balances     14,400   14,587  14,082   14,394   14,529  14,537  13,183
Core deposits excluding P&I, T&I, NRR, and IRR balances               63,371   63,767  63,210   62,735   63,110  63,571  58,011

                                                                      MAY    APRIL   MARCH  FEBRUARY JANUARY DECEMBER
                                                                      2004   2004    2004     2004    2004     2003
                                                                    ------- ------- ------- -------- ------- --------
ASSETS
  AVAILABLE FOR SALE SECURITIES, AT COST                            $ 6,656 $ 6,740 $ 6,423 $  6,565 $ 6,624 $ 6,678

  PORTFOLIO LOANS:
    Commercial                                                      $19,657 $19,337 $18,927 $ 18,843 $18,811 $19,383
    Commercial construction                                           2,259   2,274   2,228    2,249   2,257   2,235
    Real estate - commercial                                         10,940  10,550   9,820    9,817   9,819   9,668
    Real estate - residential                                        27,945  27,649  27,105   26,950  27,167  26,672
    Home equity lines of credit                                      12,845  12,270  11,732   11,373  11,081  10,509
    Credit card and other unsecured lines of credit                   2,257   2,248   2,251    2,281   2,316   2,591
    Other consumer                                                    7,130   7,458   7,391    7,412   7,415   7,349
                                                                    ------- ------- ------- -------- ------- -------
      TOTAL PORTFOLIO LOANS                                         $83,033 $81,786 $79,454 $ 78,925 $78,866 $78,407
                                                                    ======= ======= ======= ======== ======= =======

  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                      $    15 $    25 $     7 $      7 $    25 $    17
    Commercial real estate                                                -       -       -        -       -       -
    Mortgage:
       National City Mortgage Co.                                    11,832  11,202   9,816    9,063  11,489  12,288
       First Franklin                                                 2,580   2,015   1,490    1,945   1,488   1,263
       National City Home Loan Services (formerly Altegra)               68     122       -        -       -       1
       Provident PCFS                                                     -       -       -        -       -       -
                                                                    ------- ------- ------- -------- ------- -------
    Total mortgage loans held for sale                               14,480  13,339  11,306   11,008  12,977  13,552
    Automobile loans held for securitization                              -       -       -      732     871     741
                                                                    ------- ------- ------- -------- ------- -------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION                   $14,495 $13,364 $11,313 $ 11,747 $13,873 $14,310
                                                                    ======= ======= ======= ======== ======= =======

LIABILITIES
  DEPOSITS:
    Noninterest bearing                                             $18,127 $17,850 $16,505 $ 15,383 $15,068 $15,825
    NOW and money market accounts                                    28,696  28,518  27,758   27,252  26,960  27,018
    Savings accounts                                                  2,594   2,550   2,400    2,350   2,354   2,354
    Consumer time                                                    13,471  13,332  12,910   13,021  13,099  13,140
                                                                    ------- ------- ------- -------- ------- -------
      CORE DEPOSITS                                                  62,888  62,250  59,573   58,006  57,481  58,337
    Other                                                             1,107   1,005     838      837     896     891
    Foreign                                                          10,100   7,617   6,135    6,633   6,799   7,069
                                                                    ------- ------- ------- -------- ------- -------
      TOTAL DEPOSITS                                                $74,095 $70,872 $66,546 $ 65,476 $65,176 $66,297
                                                                    ======= ======= ======= ======== ======= =======
  Federal funds borrowed and security repurchase agreements         $ 7,719 $ 8,825 $ 8,422 $  7,976 $ 7,431 $ 7,525
  Borrowed funds                                                      1,297   1,550     907    1,042   2,794   1,278
  Long-term debt                                                     20,295  19,257  19,829   21,405  22,790  23,770

MEMO:
Noninterest bearing mortgage escrow principal and
  interest (P&I) balances                                           $ 3,916 $ 3,951 $ 3,046 $  2,323 $ 2,035 $ 2,336
Noninterest bearing mortgage escrow taxes and
  insurance (T&I) balances                                            1,132   1,139   1,057      967     902     904
Noninterest bearing mortgage escrow replacement
  reserve (NRR) balances                                                  -       -       -        -       -       -
Interest bearing mortgage escrow replacement
  reserve (IRR) balances                                                  -       -       -        -       -       -
Noninterest bearing deposits excluding P&I, T&I, and NRR balances    13,079  12,760  12,402   12,093  12,131  12,585
Core deposits excluding P&I, T&I, NRR, and IRR balances              57,840  57,160  55,470   54,716  54,544  55,097

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS

                          CAPITALIZATION (PERIOD END)
               (IN MILLIONS, EXCEPT PER SHARE AND EMPLOYEE DATA)

                                                      DECEMBER NOVEMBER OCTOBER SEPTEMBER AUGUST  JULY   JUNE   MAY  APRIL MARCH
                                                        2004     2004    2004     2004     2004   2004   2004  2004  2004  2004
                                                      -------- -------- ------- --------- ------ ------ ------ ----- ----- -----
COMMON STOCK REPURCHASE ACTIVITY

Number of common shares repurchased                       5.1      4.4     3.4      5.6      2.4    8.0    9.0     -     -     -
Average price per share of repurchased common shares   $37.10   $38.33  $38.40   $38.31   $37.09 $35.72 $35.06     -     -     -
Total cost                                             $189.3   $168.2  $130.7   $214.8   $ 87.5 $286.9 $315.9     -     -     -
Common shares remaining under authorization(1)           37.1     17.2    21.6     25.0     30.6   33.0   41.0  50.0  50.0  50.0

Shares outstanding:
  Average basic                                         648.4    653.4   657.0    660.7    662.9  666.4  618.4 621.5 617.3 606.4
  Average diluted                                       660.8    667.2   670.8    675.4    677.3  678.6  625.0 627.8 623.6 613.8
  Ending common                                         646.7    651.5   655.4    658.3    662.6  662.7  612.9 621.6 621.3 606.6

                                                      FEBRUARY JANUARY DECEMBER
                                                        2004    2004     2003
                                                      -------- ------- --------
COMMON STOCK REPURCHASE ACTIVITY

Number of common shares repurchased                        .8     1.4      2.3
Average price per share of repurchased common shares   $34.86  $34.32   $33.62
Total cost                                             $ 29.0  $ 46.4   $ 77.0
Common shares remaining under authorization(1)           50.0    26.4     27.8

Shares outstanding:
  Average basic                                         605.4   605.9    606.9
  Average diluted                                       612.2   611.8    612.6
  Ending common                                         605.5   605.7    606.0

(1) In December 2004, National City's Board of Directors authorized an additional 25 million shares of issued and outstanding common stock. This new authorization is incremental to the February 2004 share repurchase authorization, for 50 million shares, which replaced all previous share authorizations.

             FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

                                                      DECEMBER NOVEMBER OCTOBER SEPTEMBER AUGUST  JULY   JUNE   MAY   APRIL  MARCH
                                                        2004     2004    2004     2004     2004   2004   2004   2004  2004    2004
                                                      -------- -------- ------- --------- ------ ------ ------ ------ ------ ------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial Services       12,944   12,800   12,651   12,678  12,733 12,881 12,334 12,229 12,232 11,996
  Wholesale Banking                                     2,271    2,269    2,248    2,261   2,246  2,277  1,672  1,680  1,665  1,582
  National City Mortgage Co.(2)                         7,795    7,743    7,708    7,657   7,709  7,719  7,800  7,776  7,798  7,678

  National Consumer Finance(2)
     First Franklin Financial Corporation               2,391    2,492    2,488    2,481   2,450  2,369  2,241  2,157  2,072  2,012
     National City Home Loan Services                     325      326      333      326     326    332    338    338    331    328
     National Home Equity                                 415      412      411      415     429    437    391    365    331    312
     National City Warehouse Resources                     69       70       68       63      64     66      -      -      -      -
     Provident PCFS(3)                                    245      262      369      437     448    455      -      -      -      -
                                                       ------   ------   ------   ------  ------ ------ ------ ------ ------ ------
  Total National Consumer Finance                       3,445    3,562    3,669    3,722   3,717  3,659  2,970  2,860  2,734  2,652
  Asset Management                                      1,516    1,525    1,538    1,533   1,533  1,567  1,511  1,494  1,497  1,483
  National Processing(4)                                    -        -        -    1,608   1,621  1,673  1,655  1,639  1,660  1,671

CORPORATE SUPPORT STAFF(5)                              7,259    7,247    7,256    6,933   7,018  7,199  6,120  5,988  6,026  5,974
                                                       ------   ------   ------   ------  ------ ------ ------ ------ ------ ------
  TOTAL EMPLOYEES                                      35,230   35,146   35,070   36,392  36,577 36,975 34,062 33,666 33,612 33,036
                                                       ======   ======   ======   ======  ====== ====== ====== ====== ====== ======

                                                      FEBRUARY JANUARY DECEMBER
                                                        2004    2004     2003
                                                      -------- ------- --------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial Services       11,966  12,049   12,093
  Wholesale Banking                                     1,565   1,560    1,562
  National City Mortgage Co.(2)                         7,691   7,789    7,852

  National Consumer Finance(2)
     First Franklin Financial Corporation               1,970   1,960    1,943
     National City Home Loan Services                     337     346      357
     National Home Equity                                 305     308      311
     National City Warehouse Resources                      -       -        -
     Provident PCFS(3)                                      -       -        -
                                                       ------  ------   ------
  Total National Consumer Finance                       2,612   2,614    2,611
  Asset Management                                      1,489   1,491    1,510
  National Processing(4)                                1,683   1,693    1,693

CORPORATE SUPPORT STAFF(5)                              6,007   6,032    6,010
                                                       ------  ------   ------
  TOTAL EMPLOYEES                                      33,013  33,228   33,331
                                                       ======  ======   ======

(1)  Represents period-end, active, full-time equivalent employees

(2) Effective January 1, 2004, National City Mortgage Co. was designated as a separate line of business.

(3)  Provident PCFS was sold effective December 1, 2004

(4)  In October 2004, the National Processing business was sold to Bank of
     America

(5) Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS

      CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES

                                                   DECEMBER   NOVEMBER   OCTOBER   SEPTEMBER    AUGUST      JULY       JUNE
                                                     2004       2004       2004      2004        2004       2004       2004
                                                  ---------- ---------- ---------- ---------- ---------- ---------- ----------
AVERAGE TOTAL DEPOSITS (IN MILLIONS)              $   51,853 $   51,864 $   51,836 $   52,133 $   52,355 $   52,703 $   48,655

PERIOD-END DEPOSIT ACCOUNT METRICS

PERSONAL DEPOSITS:
Number of accounts (in thousands):
     Noninterest bearing checking                      1,727      1,734      1,741      1,750      1,758      1,757      1,661
     Interest bearing checking(1)                        839        836        831        830        825        820        750
     Money market savings                                565        557        549        542        531        511        496
     Regular savings                                     757        766        779        795        808        833        806
                                                  ---------- ---------- ---------- ---------- ---------- ---------- ----------
          TOTAL PERSONAL DEPOSIT ACCOUNTS              3,888      3,893      3,900      3,917      3,922      3,921      3,713
                                                  ========== ========== ========== ========== ========== ========== ==========
Average account size:
     Noninterest bearing checking                 $    2,185 $    2,043 $    2,150 $    2,011 $    2,037 $    2,036 $    2,001
     Interest bearing checking(1)                      9,636      9,439      9,558      9,579      9,898     10,333     10,548
     Money market savings                             24,566     25,199     25,805     26,358     27,113     28,697     28,869
     Regular savings                                   2,816      2,786      2,771      2,735      2,727      2,712      2,822
                                                  ---------- ---------- ---------- ---------- ---------- ---------- ----------
          TOTAL AVERAGE ACCOUNT SIZE              $    7,171 $    7,092 $    7,183 $    7,128 $    7,228 $    7,389 $    7,493
                                                  ========== ========== ========== ========== ========== ========== ==========
BUSINESS DEPOSITS:

Number of accounts (in thousands)(1)                     374        373        372        372        367        365        336
Average account size(1)                           $   19,766 $   20,811 $   20,555 $   20,538 $   20,636 $   21,147 $   19,775

TIME DEPOSITS:

Number of accounts (in thousands)                        921        922        932        936        936        936        805
Average account size                              $   17,386 $   17,295 $   17,036 $   16,985 $   16,927 $   16,832 $   16,451

CONSUMER LOAN PRODUCTION METRICS (# OF LOANS)(2)

Installment loan originations:
  Home equity(3)                                       2,483      2,055      1,920      2,201      3,354      2,375      2,414
  Other(4)                                             1,264      1,584      1,600      1,886      1,817      1,574      1,762
Home equity and other lines of credit                  5,289      6,057      7,262      7,445      7,465      9,865      7,314
                                                  ---------- ---------- ---------- ---------- ---------- ---------- ----------
     TOTAL CONSUMER LOAN ORIGINATIONS                  9,036      9,696     10,782     11,532     12,636     13,814     11,490
                                                  ========== ========== ========== ========== ========== ========== ==========
BANK BRANCHES AND OTHER

Total bank branches                                    1,222      1,222      1,224      1,206      1,207      1,207      1,142
ATMs                                                   1,948      1,948      1,945      1,931      2,106      2,101      1,642
Online banking customers                           1,014,403  1,005,659    997,355    975,392    968,093    944,853    900,074

                                                     MAY       APRIL      MARCH     FEBRUARY   JANUARY   DECEMBER
                                                    2004       2004       2004        2004       2004      2003
                                                  ---------- ---------- ---------- ---------- ---------- --------
AVERAGE TOTAL DEPOSITS (IN MILLIONS)              $   48,648 $   48,285 $   46,724 $   46,341 $   46,187 $   46,509

PERIOD-END DEPOSIT ACCOUNT METRICS

PERSONAL DEPOSITS:
Number of accounts (in thousands):
     Noninterest bearing checking                      1,659      1,664      1,651      1,648      1,646      1,645
     Interest bearing checking(1)                        744        739        720        717        715        713
     Money market savings                                483        471        457        455        455        456
     Regular savings                                     823        836        824        825        823        824
                                                  ---------- ---------- ---------- ---------- ---------- ----------
          TOTAL PERSONAL DEPOSIT ACCOUNTS              3,709      3,710      3,652      3,645      3,639      3,638
                                                  ========== ========== ========== ========== ========== ==========
Average account size:
     Noninterest bearing checking                 $    2,128 $    2,170 $    1,956 $    2,055 $    1,981 $    1,916
     Interest bearing checking(1)                     10,985     11,096     11,095     11,103     11,034     11,128
     Money market savings                             30,100     30,802     30,743     30,649     30,501     30,369
     Regular savings                                   2,812      2,776      2,607      2,543      2,521      2,519
                                                  ---------- ---------- ---------- ---------- ---------- ----------
          TOTAL AVERAGE ACCOUNT SIZE              $    7,696 $    7,716 $    7,505 $    7,518 $    7,450 $    7,422
                                                  ========== ========== ========== ========== ========== ==========
BUSINESS DEPOSITS:

Number of accounts (in thousands)(1)                     334        332        320        317        315        315
Average account size(1)                           $   19,761 $   19,356 $   19,587 $   18,942 $   18,518 $   19,006

TIME DEPOSITS:

Number of accounts (in thousands)                        803        809        782        789        796        801
Average account size                              $   16,290 $   16,160 $   15,900 $   15,917 $   15,856 $   15,816

CONSUMER LOAN PRODUCTION METRICS (# OF LOANS)(2)

Installment loan originations:
  Home equity(3)                                       2,565      2,369      2,568      1,661      1,476      2,225
  Other(4)                                             1,571      1,727      1,739      1,213      1,286      1,391
Home equity and other lines of credit                  8,121      7,163      6,402      4,519      4,368      5,039
                                                  ---------- ---------- ---------- ---------- ---------- ----------
     TOTAL CONSUMER LOAN ORIGINATIONS                 12,257     11,259     10,709      7,393      7,130      8,655
                                                  ========== ========== ========== ========== ========== ==========
BANK BRANCHES AND OTHER

Total bank branches                                    1,146      1,143      1,107      1,107      1,111      1,114
ATMs                                                   1,631      1,624      1,565      1,567      1,568      1,574
Online banking customers                             880,017    869,162    850,784    831,194    812,401    793,910

(1) Restated to reflect the transfer of deposits to the Wholesale Banking line of business in January 2004

(2) Excludes Dealer Finance, Education Finance, and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the National Consumer Finance line of business are excluded from these metrics.

(3) Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet

(4) Includes automobile, truck, boat, recreational vehicle, and other secured installment loans

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS
                     ASSET MANAGEMENT PERFORMANCE MEASURES
                                ($ IN MILLIONS)

                                                   DECEMBER  NOVEMBER  OCTOBER   SEPTEMBER   AUGUST     JULY      JUNE
                                                     2004      2004     2004        2004      2004      2004      2004
                                                   --------  --------  --------  ---------  --------  --------  --------
ASSETS UNDER ADMINISTRATION
  Managed assets:
    Value at beginning of period                   $ 61,262  $ 60,332  $ 60,322  $  60,743  $ 60,984  $ 59,757  $ 59,741
    Acquisition                                           -         -       257          -         -     3,218         -
    Estimated change due to market impact               944       994    (1,825)       265       360    (1,327)      919
    Other activity, net                                 832       (64)    1,578       (686)     (601)     (664)     (903)
                                                   --------  --------  --------  ---------  --------  --------  --------
    Value at end of period                           63,038    61,262    60,332     60,322    60,743    60,984    59,757
                                                   --------  --------  --------  ---------  --------  --------  --------

  Non-managed assets:
    Value at beginning of period                     46,508    48,005    47,327     47,191    46,635    41,096    51,689
    Acquisition                                           -         -       137          -         -     6,710         -
    Divestiture(1)                                        -         -         -          -         -         -   (10,805)
    Estimated change due to market impact               866       820     1,231        176       121      (747)      358
    Other activity, net                              (1,635)   (2,317)     (690)       (40)      435      (424)     (146)
                                                   --------  --------  --------  ---------  --------  --------  --------
    Value at end of period                           45,739    46,508    48,005     47,327    47,191    46,635    41,096
                                                   --------  --------  --------  ---------  --------  --------  --------
    TOTAL ASSETS AT END OF PERIOD                  $108,777  $107,770  $108,337  $ 107,649  $107,934  $107,619  $100,853
                                                   ========  ========  ========  =========  ========  ========  ========

  PROPRIETARY MUTUAL FUND ASSETS (included above)  $ 13,483  $ 13,450  $ 13,621  $  13,446  $ 13,308  $ 13,611  $ 14,131

                                                     MAY       APRIL     MARCH   FEBRUARY  JANUARY   DECEMBER
                                                     2004      2004      2004      2004      2004      2003
                                                   --------  --------  --------  --------  --------  --------
ASSETS UNDER ADMINISTRATION
  Managed assets:
    Value at beginning of period                   $ 58,892  $ 59,730  $ 61,037   $60,353  $ 59,708  $ 58,286
    Acquisition                                           -       645         -         -         -         -
    Estimated change due to market impact               124      (785)     (370)      597       807     1,344
    Other activity, net                                 725      (698)     (937)       87      (162)       78
                                                   --------  --------  --------  --------  --------  --------
    Value at end of period                           59,741    58,892    59,730    61,037    60,353    59,708
                                                   --------  --------  --------  --------  --------  --------

  Non-managed assets:
    Value at beginning of period                     52,320    52,219    52,564    51,815    52,139    50,565
    Acquisition                                           -        54         -         -         -         -
    Divestiture(1)                                        -         -         -         -         -         -
    Estimated change due to market impact               237      (513)     (450)      660       321     1,281
    Other activity, net                                (868)      560       105        89      (645)      293
                                                   --------  --------  --------  --------  --------  --------
    Value at end of period                           51,689    52,320    52,219    52,564    51,815    52,139
                                                   --------  --------  --------  --------  --------  --------
    TOTAL ASSETS AT END OF PERIOD                  $111,430  $111,212  $111,949  $113,601  $112,168  $111,847
                                                   ========  ========  ========  ========  ========  ========

  PROPRIETARY MUTUAL FUND ASSETS (included above)  $ 14,042  $ 14,031  $ 14,361  $ 14,892  $ 14,988  $ 15,335

(1) Relates to the sale of the Corporate Trust Bond Administration business on June 30, 2004

                          MORTGAGE BANKING STATISTICS
                                 ($ IN MILLIONS)

                                                           DECEMBER  NOVEMBER   OCTOBER  SEPTEMBER   AUGUST     JULY      JUNE
                                                             2004      2004      2004       2004      2004      2004      2004
                                                           --------  --------  --------  ---------  --------  --------  --------
PRODUCTION DATA
APPLICATIONS:(1)
National City Mortgage Co. (NCMC)                          $  7,694  $  7,984  $  8,633  $   9,094  $  9,096  $  8,221  $  8,429
First Franklin                                                3,607     3,748     3,956      4,098     4,492     4,385     5,920
                                                           --------  --------  --------  ---------  --------  --------  --------
   TOTAL APPLICATIONS                                      $ 11,301  $ 11,732  $ 12,589  $  13,192  $ 13,588  $ 12,606  $ 14,349
                                                           ========  ========  ========  =========  ========  ========  ========
Percentage of NCMC applications represented by refinances        57%       55%       54%        52%       48%       42%       39%

ORIGINATIONS:
NCMC Retail                                                $  2,684  $  2,729  $  2,644  $   2,577  $  2,648  $  2,510  $  2,871
NCMC Wholesale                                                2,980     2,892     2,483      2,710     2,659     2,396     2,551
Less: portfolio loan originations                              (437)     (457)     (449)      (448)     (466)     (467)     (521)
                                                           --------  --------  --------  ---------  --------  --------  --------
     Total NCMC originations for sale                         5,227     5,164     4,678      4,839     4,841     4,439     4,901

Total First Franklin loan originations                        2,234     2,347     2,372      2,335     2,666     2,742     3,556
Less: portfolio loan originations                              (772)     (813)   (1,009)      (773)   (1,013)   (1,049)   (1,285)
                                                           --------  --------  --------  ---------  --------  --------  --------
     Total First Franklin originations for sale               1,462     1,534     1,363      1,562     1,653     1,693     2,271
                                                           --------  --------  --------  ---------  --------  --------  --------
   TOTAL LOANS ORIGINATED FOR SALE                         $  6,689  $  6,698  $  6,041  $   6,401  $  6,494  $  6,132  $  7,172
                                                           ========  ========  ========  =========  ========  ========  ========
Percentage of NCMC originations represented by refinances        55%       57%       52%        47%       43%       39%       42%
Percentage of First Franklin originations represented by
 refinances                                                      34%       37%       35%        31%       33%       33%       34%

LOAN SALES
NCMC loans sold servicing retained                         $  4,341  $  4,451  $  3,812  $   4,381  $  4,161  $  5,500  $  5,483
NCMC loans sold servicing released(2)                           136       154       210        237        92        88       119
                                                           --------  --------  --------  ---------  --------  --------  --------
     Total NCMC loan sales                                    4,477     4,605  $  4,022  $   4,618  $  4,253  $  5,588  $  5,602
First Franklin loans sold servicing retained                    970       949         -          -         -         -         -
First Franklin loans sold servicing released(2)                 330       382     1,565      1,678     2,625     1,263     2,317
                                                           --------  --------  --------  ---------  --------  --------  --------
     Total First Franklin loan sales                          1,300     1,331     1,565      1,678     2,625     1,263     2,317
                                                           --------  --------  --------  ---------  --------  --------  --------
   TOTAL MORTGAGE LOAN SALES                               $  5,777  $  5,936  $  5,587  $   6,296  $  6,878  $  6,851  $  7,919
                                                           ========  ========  ========  =========  ========  ========  ========

SERVICING DATA
NCMC mortgage loans serviced for third parties             $152,367  $152,365  $151,280  $ 150,329  $150,290  $149,293  $146,958
First Franklin mortgage loans serviced for third parties      1,913       949         -          -         -         -         -
                                                           --------  --------  --------  ---------  --------  --------  --------
     TOTAL MORTGAGE LOANS SERVICED FOR THIRD PARTIES       $154,280  $153,314  $151,280  $ 150,329  $150,290  $149,293  $146,958
                                                           ========  ========  ========  =========  ========  ========  ========

                                                             MAY       APRIL     MARCH   FEBRUARY   JANUARY  DECEMBER
                                                             2004      2004      2004      2004      2004      2003
                                                           --------  --------  --------  --------  -------   --------
PRODUCTION DATA
APPLICATIONS:(1)
National City Mortgage Co. (NCMC)                          $  7,845  $  9,032  $ 13,982  $  8,315  $  8,196  $  6,167
First Franklin                                                5,127     4,656     3,809     3,450     2,739     2,795
                                                           --------  --------  --------  --------  --------  --------
   TOTAL APPLICATIONS                                      $ 12,972  $ 13,688  $ 17,791  $ 11,765  $ 10,935  $  8,962
                                                           ========  ========  ========  ========  ========  ========
Percentage of NCMC applications represented by refinances        41%       49%       66%       59%       60%       54%

ORIGINATIONS:
NCMC Retail                                                $  3,026  $  3,941  $  3,254  $  2,367  $  1,772  $  2,383
NCMC Wholesale                                                2,616     3,723     3,341     2,391     1,899     2,519
Less: portfolio loan originations                              (456)     (475)     (414)     (298)     (233)     (302)
                                                           --------  --------  --------  --------  --------  --------
     Total NCMC originations for sale                         5,186     7,189     6,181     4,460     3,438     4,600

Total First Franklin loan originations                        2,786     2,440     2,463     1,716     1,494     2,070
Less: portfolio loan originations                              (880)     (891)     (684)     (429)        -    (1,112)
                                                           --------  --------  --------  --------  --------  --------
     Total First Franklin originations for sale               1,906     1,549     1,779     1,287     1,494       958
                                                           --------  --------  --------  --------  --------  --------
   TOTAL LOANS ORIGINATED FOR SALE                         $  7,092  $  8,738  $  7,960  $  5,747  $  4,932  $  5,558
                                                           ========  ========  ========  ========  ========  ========
Percentage of NCMC originations represented by refinances        53%       67%       64%       63%       54%       51%
Percentage of First Franklin originations represented by
 refinances                                                      33%       34%       35%       34%       32%       32%

LOAN SALES
NCMC loans sold servicing retained                         $  5,820  $  5,432  $  4,529  $  4,656  $  6,227  $  3,957
NCMC loans sold servicing released(2)                            79       114       102        84        99       104
                                                           --------  --------  --------  --------  --------  --------
     Total NCMC loan sales                                 $  5,899  $  5,546  $  4,631  $  4,740  $  6,326  $  4,061

First Franklin loans sold servicing retained                      -         -         -         -         -         -
First Franklin loans sold servicing released(2)               1,358     1,212     2,505       129     1,799       265
                                                           --------  --------  --------  --------  --------  --------
     Total First Franklin loan sales                          1,358     1,212     2,505       129     1,799       265
                                                           --------  --------  --------  --------  --------  --------
   TOTAL MORTGAGE LOAN SALES                               $  7,257  $  6,758  $  7,136  $  4,869  $  8,125  $  4,326
                                                           ========  ========  ========  ========  ========  ========

SERVICING DATA
NCMC mortgage loans serviced for third parties             $144,859  $143,750  $144,598  $145,888  $144,679  $141,146
First Franklin mortgage loans serviced for third parties          -         -         -         -         -         -
                                                           --------  --------  --------  --------  --------  --------
     TOTAL MORTGAGE LOANS SERVICED FOR THIRD PARTIES       $144,859  $143,750  $144,598  $145,888  $144,679  $141,146
                                                           ========  ========  ========  ========  ========  ========

(1) Represents applications for both loans originated for sale and to be held in portfolio

(2) Represents loan sales of new originations whereby the commitment to sell both the loan and related servicing was made simultaneously

                                    UNAUDITED
                            NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS
             FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS(1)
                                 ($ IN MILLIONS)

                                                        DECEMBER  NOVEMBER  OCTOBER   SEPTEMBER   AUGUST     JULY      JUNE
                                                          2004      2004      2004      2004       2004      2004      2004
                                                        --------  --------  --------  ---------  --------  --------  --------
PRODUCTION DATA

ORIGINATIONS:
  Total First Franklin originations                     $  2,234  $  2,347  $  2,372  $   2,335  $  2,666  $  2,742  $  3,556
  Weighted-average note rate                                6.95%     6.88%     6.91%      7.02%     7.08%     7.04%     6.74%
  Weighted-average credit score(2)                           653       652       654        653       653       654       660

SALES:
  Total sales of First Franklin loans to third parties  $  1,300  $  1,331  $  1,565  $   1,678  $  2,625  $  1,263  $  2,317
  Total production revenue                                    24        24        29         37        66        25        81

PORTFOLIO STATISTICS(3)
Period-end portfolio balance                            $ 18,260  $ 18,597  $ 18,273  $  18,116  $ 17,729  $ 17,369  $ 16,714
Weighted-average note rate                                  6.76%     6.85%     6.85%      6.84%     6.83%     6.83%     6.84%
Weighted-average loan size                              $126,680  $121,520  $122,564  $ 124,399  $126,552  $128,843  $131,240
Weighted-average credit score(2)(4)                          648       649       648        650       650       650       649
First-lien weighted-average loan-to-value ratio(5)         77.78%    77.79%    77.78%     77.80%    77.82%    77.83%    77.85%

                                                          MAY       APRIL     MARCH   FEBRUARY  JANUARY   DECEMBER
                                                          2004      2004       2004     2004      2004       2003
                                                        --------  --------  --------  --------  --------  --------
PRODUCTION DATA

ORIGINATIONS:
  Total First Franklin originations                     $  2,786  $  2,440  $  2,463  $  1,716  $  1,494  $  2,070
  Weighted-average note rate                                6.61%     6.61%     6.64%     6.71%     6.85%     6.99%
  Weighted-average credit score(2)                           660       654       651       651       652       651

SALES:
  Total sales of First Franklin loans to third parties  $  1,358  $  1,212  $  2,505  $    129  $  1,799  $    265
  Total production revenue                                    44        40        85        12        44         4

PORTFOLIO STATISTICS(3)
Period-end portfolio balance                            $ 16,436  $ 16,062  $ 15,627  $ 15,557  $ 15,930  $ 15,137
Weighted-average note rate                                  6.91%     6.98%     7.06%     7.13%     7.15%     7.19%
Weighted-average loan size                              $129,969  $128,621  $126,960  $126,186  $126,637  $127,556
Weighted-average credit score(2)(4)                          648       647       648       648       647       649
First-lien weighted-average loan-to-value ratio(5)         77.94%    77.86%    77.84%    77.85%    77.91%    77.89%

(1) First Franklin loans represent nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2) Represents the Fair Isaac Corporation FICO(R) score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO(R) scores from third-party credit bureaus.

(3) Represents statistics on First Franklin loans retained in the residential real estate portfolio.

(4) Based upon most recent available FICO(R) score for borrowers. FICO(R) scores are updated quarterly.

(5) Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

                                                                              38